Exhibit 10.7

EQUITYHOLDERS AGREEMENT

Dated as of June 16, 2011

EQUITYHOLDERS AGREEMENT

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Schedule 1	–	Major Actions
Schedule 2	–	Initial Officers
Schedule 3	–	Strategic Buyers
Schedule 4	–	Blockerco Equityholders and Blockercos
Schedule 5		Permitted Leverage Transaction

Exhibit A		Form of Confidentiality Agreement (Inspection)
Exhibit B		Form of Confidentiality Agreement (Observer)
Exhibit C		Form of Cure Note

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EQUITYHOLDERS AGREEMENT

This EQUITYHOLDERS AGREEMENT, dated as of June 16, 2011, is entered into by and among (i) Station Holdco LLC, a Delaware limited liability company (“Holdco”); (ii) Station Casinos LLC, a Nevada limited liability company (“New Propco”); (iii) GVR Holdco 1 LLC, GVR Holdco 2 LLC, Station GVR Acquisition, LLC, NP Boulder LLC, NP Development LLC, NP Palace LLC, NP Red Rock LLC, NP Sunset LLC, NP Landco Holdco LLC (“New Propco Landco”), NP IP Holdings LLC (“IP Holdco”), NP Opco Holdings LLC, NP Opco LLC (“New Opco”), NP Centerline Holdings LLC, NP Durango LLC, NP FH Excess LLC, NP Fiesta LLC, NP Gold Rush LLC, NP Green Valley LLC, NP Hanger Leaseco LLC, NP Horizon Park LLC, NP Inspirada LLC, NP Lake Mead LLC, NP LML LLC, NP Magic Star LLC, NP Mt. Rose LLC, NP Northern NV Acquisitions LLC, NP Past Enterprises LLC, NP Rancho LLC, NP Reno Convention Center LLC, NP River Central LLC, NP ROTMA LLC, NP Santa Fe LLC, NP Steamboat LLC, NP Sunset Lindell LLC, NP Texas LLC, NP Town Center, Palms Station, LLC, SC Michigan, LLC and SC Rancho Development, LLC, each a Nevada limited liability company, and NP Auburn Development LLC, NP Fresno Land Acquisitions LLC, NP Sonoma Land Holdings LLC, SC Butte Development, LLC, SC Butte Management, LLC, SC Madera Development, LLC, SC Madera Management, LLC, SC Sonoma Development, LLC, SC Sonoma Management, LLC, Sonoma Land Acquisition Company, LLC, each a California limited liability company, each other Subsidiary of New Propco listed on the signature pages hereto and any Person who becomes a Subsidiary of New Propco on or after the date hereof; (iv) Station Voteco LLC, a Delaware limited liability company (“Voteco” and, together with Holdco, the “New Propco Equityholders”); (v) each holder of Equity Interests in Voteco and any Person who becomes a holder of Voteco Equity Interests on or after the date hereof (each, a “Voteco Equityholder”); (vi) each holder of Equity Interests in Holdco and any Person who becomes a holder of Holdco Equity Interests on or after the date hereof (each, a “Holdco Equityholder”); (vii) each holder of Equity Interests in a Blockerco (each, a “Blockerco Equityholder” and, together with the New Propco Equityholders, the Voteco Equityholders and the Holdco Equityholders, the “Equityholders”); (viii) each holder of Debt Interests in a Permitted Leverage Vehicle; (ix) each Blockerco (including each Permitted Leverage Vehicle; and (x) Frank J. Fertitta III and Lorenzo J. Fertitta.  Capitalized terms used herein and not otherwise defined herein have the meanings set forth in Section 1.1.

RECITALS

WHEREAS, on the Effective Date, New Propco is consummating the transactions contemplated by Article V.B of the Plan and the Restructuring Documents; and

WHEREAS, the Holdco Equityholders, the Blockerco Equityholders, the New Propco Equityholders and the Voteco Equityholders desire to organize their mutual relationship as the direct and indirect holders of Equity Interests in Holdco, New Propco and Voteco, respectively, and their participation in the governance of Holdco and New Propco.

AGREEMENT

NOW, THEREFORE, in consideration of the promises and covenants contained herein, the parties hereto agree as follows:

ARTICLE 1.  DEFINITIONS

Section 1.1     Definitions.  The following terms used in this Agreement shall have the following meanings.

“2.5% Qualifying Creditor Equityholder” has the meaning set forth in Section 3.4(a).

“AAA” has the meaning set forth in Section 4.5(a).

“Acceptance Notice” has the meaning set forth in Section 3.5(b).

“Act” means (i) in the case of Voteco or Holdco, the Delaware Limited Liability Company Act, 6 Del. Code §18-101 et seq., and (ii) otherwise, Chapter 86 of the Nevada Revised Statutes.

“Affected Equityholder” has the meaning set forth in Section 7.13(a).

“Affected Interests” has the meaning set forth in Section 7.13(a).

“Affiliate” of any particular Person means any other Person directly or indirectly controlling, controlled by or under common control with such particular Person.  For the purpose of this definition, the term “control” (including with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, either through the ownership of a majority of such Person’s Voting Stock, by contract or otherwise.  Notwithstanding the foregoing, in no event shall any Holdco Equityholder or any of its Affiliates be deemed to be an Affiliate of any other Holdco Equityholder or any of its Affiliates (other than Voteco, Holdco, their respective Subsidiaries and any Persons controlled by any of them) solely by reason of such Person’s control of or ownership of Equity Interests in Holdco or Voteco.

“Agreement” means this Equityholders Agreement, as it may be amended, modified or supplemented from time to time.

“Allowed Holder” of a Permitted Leverage Vehicle means each Person that holds a percentage of the total outstanding Equity Interests of such Permitted Leverage Vehicle that is greater than or equal to the percentage such Person holds of the total outstanding Debt Interests in such Permitted Leverage Vehicle.

“Applicable Company” has the meaning set forth in Section 7.13(a).

“Applicable Gaming Authority” means (i) in the case of the Fertitta Equityholders, Fertitta Entertainment, Frank J. Fertitta III, Lorenzo J. Fertitta, the officers of Fertitta Entertainment, the DB Equityholders and the JPM Equityholders, the Nevada Gaming Commission, and (ii) in all other cases, any Gaming Authority.

“Approved Sale” has the meaning set forth in Section 4.1(a).

“Bank Equityholders” means the DB Equityholders and the JPM Equityholders.

“Bank Holding Company Act” means the Bank Holding Company Act of 1956, or any successor statute thereto.

“Baseline Committed Level” has the meaning set forth in Section 2.7(c).

“Blockerco” means each of the entities identified on Schedule 4 hereto and their successors and permitted assigns.

“Blockerco Equityholders” has the meaning set forth in the preamble hereto.  The Blockerco in which each Blockerco Equityholder invests is set forth on Schedule 4 hereto.

“Board of Directors” means the board of directors, board of managers or equivalent governing board of Voteco, Holdco, or New Propco established pursuant to the limited liability company or operating agreement of such entity then in effect.

“Bondholder Documents” means the Subscription Agreements and Warrants.

“Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks are authorized or required to close in Las Vegas, Nevada or New York, New York.

“Candidate List” has the meaning set forth in Section 2.13(a)(i).

“Capital Stock” means (a) of any Person that is a corporation, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; and (b) of any other Person, any and all partnership, limited liability company, member’s, membership or other Equity Interests in such Person.

“Cause” for removal of any director, manager or officer means such director, manager or officer has been found to be an Unsuitable Person.

“Certified Loan Amount” has the meaning set forth in Section 7.19.

“Code” means the Internal Revenue Code of 1986, as amended (or any succeeding law).

“Commitment Agreement” means that certain Put Party Commitment Agreement, dated as of August 5, 2010, entered into by and among the Put Parties, German American Capital Corporation, JPMorgan Chase Bank, Frank J. Fertitta III, Lorenzo J. Fertitta and Fertitta Entertainment (formerly known as Fertitta Gaming LLC), as the same may be amended from time to time.

“Company” or “Companies” means each of Voteco, Holdco, New Propco and each Subsidiary of any of them, or all of them collectively.

“Company Credit Agreements” means (i) the New Propco Credit Agreement, (ii) the New Land Loan Agreement and (iii) the New Opco Credit Agreement, in each case as in effect on the Effective Date.

“Competing Person” has the meaning set forth in the definition of “Competitor.”

“Competitive Market” means (a) any area within the Las Vegas, Nevada city limits or within a 50-mile radius of the intersection of Las Vegas Boulevard South and Charleston Boulevard in Las Vegas, Nevada, other than (x) the area bordered by Sunset Road on the south, the I-15 freeway on the west, Charleston Boulevard on the north and Paradise Road on the east, and (y) the Las Vegas Hilton and related landholdings, and (b)(i) any area within the Reno, Nevada city limits or within a 70-mile radius of the Reno, Nevada city limits, and (ii) any area outside the areas described in the preceding clause (b)(i) and the area described in the preceding clause (a) (after giving effect to subclauses (x) and (y) therein) within a 100-mile radius of (A) any Native American Property or (B) other land held for development in which New Opco or its Subsidiaries now or hereafter has an interest or any Properties now or hereafter owned or managed by New Opco or its Subsidiaries.

“Competitor” means any (a) Person that, individually or together with its Affiliates, owns or manages any gaming business in the Competitive Market (a “Competing Person”), (b) Person that, individually or together with its Affiliates, beneficially owns 10% or more of the Equity Interests (measured by voting power or economic interest) of a Competing Person or (c) Person that, individually or together with its Controlled Affiliates, manages a Competing Person, in each case other than (A) the Fertitta Equityholders and their respective Controlled Affiliates; (B) the DB Equityholders and their respective Controlled Affiliates; (C) the JPM Equityholders and their respective Controlled Affiliates; (D) Fidelity Management & Research Company and its Controlled Affiliates, in each case that are not Strategic Buyers; (E) Serengeti Asset Management, LP and its Controlled Affiliates, in each case that are not Strategic Buyers; and (F) Oaktree Capital Management, L.P. and its Controlled Affiliates, in each case that (x) do not, directly or indirectly, hold Equity Interests in Cannery Casino Resorts, LLC and (y) are not Strategic Buyers.

“Controlled Affiliate” means, with respect to another Person, (i) any Person (together with affiliated funds or other investment vehicles with a common investment manager) directly or indirectly owning or holding with power to vote 50% or more of the outstanding voting securities of or equity or beneficial interests in such other Person, (ii) any Person 50% or more of whose outstanding voting securities or equity or beneficial interests are directly or indirectly owned, controlled or held with power to vote by such other Person (together with affiliated funds or other investment vehicles with a common investment manager), or (iii) any Person 50% or more of whose outstanding voting securities or equity or beneficial interests are directly or indirectly owned or held with power to vote by a Person (together with affiliated funds or other investment vehicles with a common investment manager) directly or indirectly owning or holding with power to vote 50% or more of the outstanding voting securities or equity or other beneficial interest of such other Person with whom Controlled Affiliate status is being tested.  Notwithstanding the foregoing, in no event shall any Holdco Equityholder or any of its controlled Affiliates be deemed to be a Controlled Affiliate of any other Holdco Equityholder or any of its Controlled Affiliates (other than Voteco, Holdco, their respective Subsidiaries and any

Person controlled by any of them) solely by reason of such Holdco Equityholder’s control of or ownership of Equity Interests in Holdco or Voteco.

“Convertible Note” means an interest-free convertible note issued by Holdco to an unsecured creditor of Station Casinos, Inc. pursuant to a Subscription Agreement or the Oaktree Letter Agreement.

“Curative Loan” means an advance or loan of funds made to Holdco by a Lending Equityholder to enable Holdco or any Subsidiary thereof to utilize the proceeds of such advance or loan for the purpose of preventing or curing a Specified Event.

“Curative Purchase” has the meaning set forth in Section 2.7(c).

“Cure Amount” has the meaning set forth in Section 7.19.

“Cure Note” means and refers to each note issued by Holdco to, and in the name of, a Lending Equityholder in exchange for a Curative Loan made by such Lending Equityholder to Holdco.

“Cure Shortfall” has the meaning set forth in Section 7.19.

“DB Designated Equityholder” means a DB Equityholder that holds DB Designated Units.

“DB Designated Units” means Units held by a DB Equityholder; provided, that if there is a Transfer of DB Designated Units by a DB Designated Equityholder and such DB Designated Equityholder does not designate the Units so Transferred as DB Designated Units, such Transferred Units shall not be DB Designated Units.  A Transferor may designate Transferred Units as DB Designated Units at any time on or prior to the 15th day after the consummation of such Transfer by providing written notice to Holdco on or prior to such 15th day; provided, that such designation shall not become effective until the delivery of such notice to Holdco.

“DB Designees” means up to two individuals designated from time to time in writing by a Majority of the DB Designated Equityholders to serve as members of the Boards of Directors and Sub Boards, who initially shall be, with respect to Holdco, John K. Beacham and Robert W. Pettinato, Jr., and with respect to each of Voteco, New Propco and each Subsidiary of New Propco, Robert A. Cashell, Jr.

“DB Directors” means the DB Designees elected or appointed to the applicable Board of Directors or Sub Board pursuant to Section 2.1.

“DB Equityholders” means (a) German American Capital Corporation, Deutsche Bank and each Controlled Affiliate of Deutsche Bank that becomes a Holdco Equityholder and (b) any Person (other than a Fertitta Equityholder) that receives or acquires any Units from a DB Equityholder and is designated as a DB Equityholder by the Transferring DB Equityholder at any time on or prior to the 15th day after the consummation of such Transfer by providing written notice to Holdco; provided, that such designation shall not become effective until the delivery of such notice to Holdco (it being understood that such Transferee shall be so deemed to be such a DB Equityholder only with respect to such Units so Transferred).

“DB Holder” means each DB Equityholder that constitutes a Holder.

“DB Landco Covered Action” means each of the following:

(a) the exercise of rights and the enforcement of remedies under any of the following definitions and provisions of each Landco Securityholder Agreement (including any successor definitions or provisions) by New Propco Landco (or any successor to its interest in the related Landco Subsidiary), the New Propco Landco Equityholders (as defined in such Landco Securityholder Agreements), and the New Propco Landco Designated Equityholders (as defined in such Landco Securityholder Agreements), in each case except in connection with any action that constitutes a “Major Action” under this Agreement:

(1) on and following the exercise of any of the Warrants held by German American Capital Corporation, Deutsche Bank or a Controlled Affiliate of Deutsche Bank, “New Propco Landco Designees”;

(2) on and following the exercise of any of the Warrants held by German American Capital Corporation, Deutsche Bank or a Controlled Affiliate of Deutsche Bank, clause (a) of the definition of “Supermajority” (but specifically excluding clause (b) of the definition of “Supermajority”;

(3) Sections 6.3 and 6.6 (including any determination to effect a Transfer or purchase Equity Interests in accordance with such Sections);

(4) Section 7.1(a)-(c);

(5) the second proviso of Section 7.4(a);

(6) Section 9.1; and

(b) any determination, consent or approval authorizing or providing for any of the forgoing.

“DB Manager” has the meaning set forth in the Landco Securityholder Agreement.

“DB Name” means the name “Deutsche Bank” or any other name, logo or trademark used from time to time by Deutsche Bank or any of its Affiliates (other than any Company) or any confusingly similar name.

“DB Voteco Member” means (a) Robert A. Cashell, Jr., (b) each Person admitted as a member of Voteco pursuant to Section 2.1(k), and (c) each Transferee pursuant to clause (f)(i) of the definition of “Permitted Transfer,” in each case for so long as such Person remains a member of Voteco.

“Debt Interests” in any Permitted Leverage Vehicle means any loan for borrowed money to, or debt securities issued by, such Permitted Leverage Vehicle or any other arrangement of any kind or description similar to the foregoing.

“Demand Registration” has the meaning set forth in Section 5.1(a).

“Deutsche Bank” means Deutsche Bank AG.

“Drag-Along Agents” has the meaning set forth in Section 4.1(g).

“Effective Date” means the “Effective Date” under the Plan.

“Equity Interests” of any Person means Capital Stock of such Person or warrants, options, securities or instruments convertible into or exchangeable for Capital Stock, or other rights to acquire Capital Stock of such Person.

“Equityholders” has the meaning set forth in the preamble hereto.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

“Excess Willing Member Lenders” has the meaning set forth in Section 7.19.

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.

“Exercising Holders” has the meaning set forth in Section 5.1(a).

“Existing Financing” has the meaning set forth in Schedule 1.

“Expiration Date” has the meaning set forth in Section 3.5(b).

“Family Members” means, with respect to any individual, such Person’s spouse, children, siblings, parents and all lineal descendants of such Person’s parents (in each case, natural or adopted).

“Family Trust” means, with respect to any individual, a trust, limited partnership or limited liability company benefiting solely such individual or the Family Members of such individual.

“Fertitta Consulting Party” means FI Station Investor or, if a Majority of the Fertitta Designated Equityholders are not persons referred to in clauses (a) through (e) of the definition of “Fertitta Equityholder,” the holders of a majority of the Fertitta Designated Units.

“Fertitta Designated Equityholder” means a Fertitta Equityholder that holds Fertitta Designated Units.

“Fertitta Designated Units” means Units held by a Fertitta Equityholder; provided, that if there is a Transfer of Fertitta Designated Units by a Fertitta Designated

Equityholder and such Fertitta Designated Equityholder does not designate the Units so Transferred as Fertitta Designated Units, such Transferred Units shall not be Fertitta Designated Units.  A Transferor may designate Transferred Units as Fertitta Designated Units at any time on or prior to the 15th day after the consummation of such Transfer by providing written notice to Holdco on or prior to such 15th day; provided, that such designation shall not become effective until the delivery of such notice to Holdco.

“Fertitta Designees” means up to three individuals designated in writing from time to time by the Majority of the Fertitta Designated Equityholders to serve as members of the Boards of Directors and Sub Boards, who initially shall be Frank J. Fertitta III and Lorenzo J. Fertitta.

“Fertitta Directors” means the Fertitta Designees elected or appointed to the applicable Board of Directors or Sub Board pursuant Section 2.1.

“Fertitta Entertainment” means Fertitta Entertainment LLC, a Delaware limited liability company.

“Fertitta Equityholder” means each of (a) FI Station Investor and each Controlled Affiliate of FI Station Investor that becomes a Holdco Equityholder, (b) Frank J. Fertitta III, (c) Lorenzo J. Fertitta, (d) each Controlled Affiliate, Family Member and Family Trust of Frank J. Fertitta III, (e) each Controlled Affiliate, Family Member and Family Trust of Lorenzo J. Fertitta and (f) any Person (other than a DB Equityholder or a JPM Equityholder) that receives or acquires any Units from a Fertitta Equityholder and is designated as a Fertitta Equityholder by the Transferring Fertitta Equityholder at any time on or prior to the 15th day after the consummation of such Transfer by providing written notice to Holdco; provided, that such designation shall not become effective until the delivery of such notice to Holdco (it being understood that such Transferee shall be so deemed to be such a Fertitta Equityholder only with respect to such Units so Transferred).

“Fertitta Holder” means each Fertitta Equityholder that constitutes a Holder.

“Fertitta Transfer Documents” means the documentation pursuant to which FI Station Investor or its designated Affiliate purchase Equity Interests in Holdco directly from German American Capital Corporation, Deutsche Bank, JPMorgan Chase Bank or their respective Controlled Affiliates promptly following the Effective Date.

“Fertitta Voteco Member” means (a) Fertitta Station Voteco Member LLC, (b) each Person admitted as a member of Voteco pursuant to Section 2.1(m), and (c) each Transferee pursuant to clause (f)(iii) of the definition of “Permitted Transfer,” in each case for so long as such Person remains a member of Voteco.

“FI Station Investor” means FI Station Investor LLC, a Delaware limited liability company.

“Financing” has the meaning set forth in Schedule 1.

“Financing Documents” has the meaning set forth in Schedule 1.

“Founding Equityholders” means the DB Equityholders, the JPM Equityholders and the Fertitta Equityholders that are Qualifying Equityholders or any Qualifying Equityholder so designated with the consent of a Majority of the Fertitta Equityholders and a Majority of the Bank Equityholders.

“GAAP” means generally accepted accounting principles in the United States of America.

“Gaming Authority” means all governmental authorities or agencies with regulatory control or jurisdiction over all or any portion of the gaming activities of New Propco or any of the Subsidiaries, or over ownership of an interest in an entity engaged in gaming activities, or any successor to any such authority, including, as applicable, (i) in the State of Nevada, the Nevada Gaming Commission, the Nevada State Gaming Control Board, the Clark County Liquor and Gaming Licensing Board, the Henderson City Council, the City of Las Vegas City Council and all other state and local regulatory and licensing agencies or bodies with authority over gaming, gaming activities and gaming devices, mobile gaming systems and associated equipment in the State of Nevada, the City of Henderson, the City of Las Vegas, the City of Reno, Clark County, Nevada or Washoe County, Nevada, and (ii) the National Indian Gaming Commission and the applicable gaming regulatory authority established by the Federated Indians of Graton Rancheria, the Match-E-Be-Nash-She-Wish Band of Pottawatomi Indians of Michigan, the Mechoopda Indian Tribe of Chico Rancheria, California, and the North Fork Rancheria of Mono Indians.

“Gaming Laws” means any federal, state, tribal, local or foreign statute, ordinance, rule, regulation, requirement, directive, judgment, order, decree, injunction or other authorization, and any Gaming License, governing or relating to casino and gaming activities and operations of New Propco or any of the Subsidiaries or the ownership of an interest therein.

“Gaming License” shall mean all licenses, consents, permits, approvals, authorizations, registrations, findings of suitability, franchises, entitlements, exemptions, waivers and orders of registration approved or issued by any Gaming Authority under Gaming Laws necessary for or relating to the conduct of activities or the ownership of an interest in an entity engaged in activities under the Gaming Laws, including any condition or limitation placed thereon.

“Governmental Authority” means any governmental, regulatory or administrative authority, whether foreign, federal, state or local, or any agency or commission or any court, tribunal, or judicial or arbitral body (or any subdivision of any of the foregoing) having jurisdiction or authority with respect to the particular matter at issue in its context, including any Gaming Authority.

“Gun Lake Agreement” means that certain First Amended and Restated Operating Agreement of MPM Enterprises, L.L.C., a Michigan limited liability company, dated as of November 13, 2003, by and among SC Michigan, LLC, Barton W. LaBelle, Douglas N. LaBelle, W. Sidney Smith and James C. Fabiano, as in effect on the Effective Date.

“Holdco” has the meaning set forth in the preamble hereto.

“Holdco Equityholder” has the meaning set forth in the preamble hereto.

“Holdco LLCA” means the Amended and Restated Limited Liability Company Agreement of Holdco dated as of the date hereof.

“Holder” means each holder of Registrable Securities.

“Independent” means an individual that is “independent” of FI Station Investor, Fertitta Entertainment, Voteco, Holdco and New Propco, as defined in Rule 303A.02 of the New York Stock Exchange Listed Company Manual or successor provision.

“Independent Designees” means up to two individuals who are Independent and are designated by the Fertitta Directors to serve as members of the Boards of Directors and Sub Boards and approved by a Majority of the Lender Directors, such approval not to be unreasonably withheld, delayed or conditioned, who initially shall be James Nave and Robert Lewis.

“Independent Director” means an Independent Designee elected or appointed to the applicable Board of Directors or Sub Board pursuant to Section 2.1.

“Initial Member Lenders” has the meaning set forth in Section 7.19.

“Initial Public Offering” means the closing of the first firm commitment underwritten public offering pursuant to a Registration Statement that became effective after the Effective Date covering the offer and sale of Capital Stock for the account of New Propco or any Subsidiary or any successor thereof (including Newco) that owns or controls substantially all of the assets of New Propco or its successors to the public, which results in such Capital Stock being listed for trading on the New York Stock Exchange, American Stock Exchange or the NASDAQ Global Market or any other national securities exchange.

“Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

“IP Holdco” has the meaning set forth in the preamble hereto.

“Joinder Agreement” has the meaning set forth in Section 2.1(k).

“JPM Designated Equityholder” means a JPM Equityholder that holds JPM Designated Units.

“JPM Designated Units” means Units held by a JPM Equityholder; provided, that if there is a Transfer of JPM Designated Units by a JPM Designated Equityholder and such JPM Designated Equityholder does not designate the Units so Transferred as JPM Designated Units, such Transferred Units shall not be JPM Designated Units.  A Transferor may designate Transferred Units as JPM Designated Units at any time on or prior to the 15th day after the consummation of such Transfer by providing written notice to Holdco on or prior to such 15th day; provided, that such designation shall not become effective until the delivery of such notice to Holdco.

“JPM Designee” means the individual designated in writing by a Majority of the JPM Designated Equityholders to serve as a member of the Boards of Directors and Sub Boards, who initially shall be Stephen J. Greathouse.

“JPM Director” means the JPM Designee elected or appointed to the applicable Board of Directors or Sub Board pursuant to Section 2.1.

“JPM Equityholders” means (a) JPMorgan Chase Bank and each Controlled Affiliate of JPMorgan Chase Bank that becomes a Holdco Equityholder and (b) any Person (other than a Fertitta Equityholder) that receives or acquires any Units from a JPM Equityholder and is designated as a JPM Equityholder by the Transferring JPM Equityholder at any time on or prior to the 15th day after the consummation of such Transfer by providing written notice to Holdco; provided, that such designation shall not become effective until the delivery of such notice to Holdco (it being understood that such Transferee shall be so deemed to be such a JPM Equityholder only with respect to such Units so Transferred).

“JPM Holder” means each JPM Equityholder that constitutes a Holder.

“JPM Landco Covered Action” means each of the following:

(a) the exercise of rights and the enforcement of remedies under any of the following definitions and provisions of each Landco Securityholder Agreement (including any successor definitions or provisions) by New Propco Landco (or any successor to its interest in the related Landco Subsidiary), the New Propco Landco Equityholders (as defined in such Landco Securityholder Agreements), and the New Propco Landco Designated Equityholders (as defined in such Landco Securityholder Agreements), in each case except in connection with any action that constitutes a “Major Action” under this Agreement:

(1) on and following the exercise of any of the Warrants held by JPMorgan Chase Bank or any Controlled Affiliate of JPMorgan Chase Bank, “New Propco Landco Designees”;

(2) on and following the exercise of any of the Warrants held by JPMorgan Chase Bank or any Controlled Affiliate of JPMorgan Chase Bank, clause (a) of the definition of “Supermajority” (but specifically excluding clause (b) of the definition of “Supermajority”);

(3) Sections 6.3 and 6.6 (including any determination to effect a Transfer or purchase Equity Interests in accordance with such Sections);

(4) Section 7.1(a)-(c);

(5) the second proviso of Section 7.4(a);

(6) Section 9.1; and

(b) any determination, consent or approval authorizing or providing for any of the forgoing.

“JPM Manager” has the meaning set forth in the Landco Securityholder Agreement.

“JPM Name”  means the names “JP Morgan” and “Chase” or any other name, logo or trademark used from time to time by JPMorgan Chase Bank or any of its Affiliates (other than any Company) or any confusingly similar name.

“JPM Voteco Member” means (a) Stephen J. Greathouse, (b) each Person admitted as a member of Voteco pursuant to Section 2.1(l), and (c) each Transferee pursuant to clause (f)(ii) of the definition of “Permitted Transfer,” in each case for so long as such Person remains a member of Voteco.

“JPMorgan Chase Bank” means JPMorgan Chase Bank, N.A.

“Landco Securityholder Agreement” of each Landco Subsidiary, means the Warrant Purchase and Securityholder Agreement, dated as of the date hereof, by and among (i) such Landco Subsidiary; (ii) New Propco Landco; (iii) German American Capital Corporation, a Maryland corporation; (iv) JPMorgan Chase Bank, N.A.; and (v) each other holder of Equity Interests in such Landco Subsidiary who becomes a holder of Equity Interests in such Landco Subsidiary on or after the date hereof.

“Landco Subsidiaries” means CV PropCo, LLC and NP Tropicana LLC.

“Landco Warrants” in each Landco Subsidiary has the meaning given to the term “Warrants” in the Landco Securityholders Agreement of such Landco Subsidiary.

“Lender Change of Control” means a majority of the DB Designated Units cease to be held by German American Capital Corporation, Deutsche Bank, JPMorgan Chase Bank or their respective Controlled Affiliates.

“Lender Directors” means the DB Directors and the JPM Director.

“Lending Equityholder” means a Founding Equityholder that makes a Curative Loan.

“License Agreements” means (i) the license agreements between IP Holdco, on the one hand, and New Propco, New Opco or any of their respective Subsidiaries, on the other hand, and (ii) any IP Licenses (as such term is defined in the Management Agreements).

“Long-Form Registration” has the meaning set forth in Section 5.1(a).

“Major Action” has the meaning set forth in Section 2.3.

“Major Holder” means any of (a) the holders of a majority of the Units held by the Fertitta Holders, (b) the holders of a majority of the Units held by the DB Holders and (c) the holders of a majority of the Units held by the JPM Holders.

“Majority of the Bank Designated Equityholders” means holders of a majority of the DB Designated Units and JPM Designated Units.

“Majority of the Bank Equityholders” means holders of a majority of the Units held by the Bank Equityholders.

“Majority of the DB Designated Equityholders” means holders of a majority of the DB Designated Units held by DB Designated Equityholders.

“Majority of the DB Equityholders” means holders of a majority of the Units held by DB Equityholders.

“Majority of the Fertitta Designated Equityholders” means holders of a majority of the Fertitta Designated Units held by Fertitta Designated Equityholders.

“Majority of the Fertitta Equityholders” means holders of a majority of the Units held by the Fertitta Equityholders.

“Majority of the JPM Designated Equityholders” means holders of a majority of the JPM Designated Units owned by JPM Designated Equityholders.

“Majority of the JPM Equityholders” means holders of a majority of the Units owned by JPM Equityholders.

“Majority of the Lender Directors” means the Lender Directors with a majority of the votes entitled to be cast by the Lender Directors at a meeting of a Board of Directors or Sub Board.

“Majority of the Qualifying Creditor Equityholders” means holders of a majority of the Units held, directly or indirectly through a Blockerco, by Qualifying Creditor Equityholders.

“Management Agreement” means, collectively, (i) the Management Agreement, dated as of even date herewith, by and between New Propco, as owner, and FE Propco Management LLC, as manager, with respect to the management and operation of New Propco and the hotel/casino properties commonly known as Red Rock Casino, Resort & Spa, Sunset Station Hotel & Casino, Boulder Station Hotel & Casino and Palace Station Hotel & Casino, (ii) the Management Agreement, dated as of even date herewith, by and between CV PropCo, LLC and NP Tropicana LLC, collectively, as owner, and FE Landco Management LLC, as manager, with respect to the management and operation of CV PropCo, LLC and the hotel/casino property commonly known as Wild Wild West Gambling Hall & Hotel,(iii) the Management Agreement, dated as of even date herewith, by and between New Opco, as owner, and FE Opco Management LLC, as manager, with respect to the management and operation of New Propco and the hotel/casino properties referred to in clause (ii) of the definition of Property, (iv) each other management agreement between Fertitta Entertainment or its Controlled Affiliates and New Propco or one or more of its Controlled Affiliates and (v) each replacement management agreement or any amendments, restatements or other modifications to the foregoing agreements or such replacement management agreements.

“Manager Allocation Agreement” means that certain Manager Allocation Agreement, dated as of the date hereof, by and among Fertitta Entertainment, those subsidiaries of Fertitta Entertainment listed in Annex A attached thereto, New Propco and the other Persons party thereto, as amended, modified or supplemented from time to time.

“Mezzanine Documents” means the documentation pursuant to which certain prepetition mezzanine lenders purchase Equity Interests in Holdco from JPMorgan Chase Bank within 90 days of the Effective Date.

“Native American Property” means (a) any Native American project that is managed by New Propco or any of its Subsidiaries, or (b) any Native American project owned by a joint venture in which New Propco or any of its Subsidiaries is a member.

“New Land Loan Agreement” means that certain Amended and Restated Credit Agreement, dated as of the date hereof, by and between CV PropCo, LLC, the lenders party thereto, Deutsche Bank Trust Company Americas, as administrative agent, and JPMorgan Chase Bank, as syndication agent.

“New Opco” has the meaning set forth in the preamble hereto.

“New Opco Covered Person” means (a) each director, observer, officer, manager (as defined in the Act) and employee of a New Opco Indemnifying Entity, and (b) each Person who was, at the time of the act or omission in question, a Person described in the preceding clause (a).

“New Opco Credit Agreement” means that certain Credit Agreement, dated as of the date hereof, by and among New Opco, Deutsche Bank Trust Company Americas, as administrative agent, and the lenders party thereto.

“New Opco Indemnifying Entities” means New Opco and each Subsidiary of New Opco.

“New Propco” has the meaning set forth in the preamble hereto.

“New Propco Covered Person” means (a) each member of Holdco or Voteco and each Affiliate of such member, (b) each director, observer, officer, manager (as defined in the Act) and employee of a New Propco Indemnifying Entity, (c) each stockholder, partner, member, director, manager (as defined in the Act), officer and employee of a member of Holdco or Voteco or any Affiliate of such member, and (d) each Person who was, at the time of the act or omission in question, a Person described in any of the preceding clauses (a) through (c).

“New Propco Credit Agreement” means that certain Credit Agreement, dated as of the date hereof, by and among New Propco, Deutsche Bank AG, New York Branch, as administrative agent, and the lenders party thereto.

“New Propco Equityholders” has the meaning set forth in the preamble hereto.

“New Propco Indemnifying Entities” means Holdco and each Subsidiary of Holdco other than the New Opco Indemnifying Entities and the New Propco Landco Indemnifying Entities.

“New Propco Landco” has the meaning set forth in the preamble hereto.

“New Propco Landco Covered Person” means (a) each director, observer, officer, manager (as defined in the Act) and employee of a New Propco Landco Indemnifying Entity, and (b) each Person who was, at the time of the act or omission in question, a Person described in the preceding clause (a).

“New Propco Landco Indemnifying Entities” means New Propco Landco and each Subsidiary of New Propco Landco.

“New Securities” has the meaning set forth in Section 2.7(a).

“Newco” means (a) prior to the Initial Public Offering, Holdco, and (b) thereafter, the resulting publicly traded company following the consummation of an Initial Public Offering.

“Non-Competition Agreement” means the Non-Competition Agreement, dated as of the date hereof, by and among New Propco, Fertitta Entertainment, FE Propco Management LLC, FE Opco Management LLC, Frank J. Fertitta III, Lorenzo J. Fertitta, German American Capital Corporation and JPMorgan Chase Bank.

“Non-Fertitta Directors” means the Lender Directors and the Independent Directors.

“Non-Fertitta Equityholder” means each DB Equityholder, each JPM Equityholder and each other Holdco Equityholder other than the Fertitta Equityholders (other than Fertitta Equityholders referred to in clause (f) of the definition of “Fertitta Equityholders”).

“Non-Fertitta Holder” means each Bank Equityholder that is a Holder.

“Oaktree Letter Agreement” shall mean that certain letter agreement, dated as of April 28, 2011, executed and delivered by OCM Principal Opportunities Fund IV Delaware, L.P., OCM Opportunities Fund VIIb Delaware, L.P., Oaktree SC PF Holdings TP, LP and Oaktree SC Opps Holdings TP, LP.

“Observer” means a Person appointed as an “Observer” pursuant to Section 2.13.

“Offer” has the meaning set forth in Section 3.4(a)(iii).

“Offer Letter” has the meaning set forth in Section 3.4(a).

“Offer Period” has the meaning set forth in Section 3.4(a)(iii).

“Offeree” has the meaning set forth in Section 3.4(a).

“Offering Member” has the meaning set forth in Section 3.4(a).

“Organizational Documents” means (a) with respect to any corporation, the certificate or articles of incorporation or amalgamation and the bylaws (or equivalent or comparable constitutive documents), (b) with respect to any limited liability company, the certificate or articles of formation or organization and limited liability company or operating agreement, and (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization and any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable governmental authority in the jurisdiction of its formation or organization and, if applicable, any certificate or articles of formation or organization of such entity.

“Original Qualifying Creditor Equityholders” means the Persons that are Qualifying Creditor Equityholders on the Effective Date and each Transferee that is a Controlled Affiliate of an Original Qualifying Creditor Equityholder.

“Permitted Leverage Transaction” means a transaction that is described in Schedule 5 or a similar arrangement reasonably acceptable to the Board of Directors of Holdco involving newly formed entities in which Blockerco Equityholders will initially own 100% of the related Debt Interests, in each case the documents for which are in form and substance reasonably acceptable to the Board of Directors of Holdco; provided, however, that if the Board of Directors of Holdco determines that any transaction that would constitute a Permitted Leverage Transaction but for this proviso could reasonably be expected to be materially adverse to Holdco or any of its Affiliates, such transaction shall not constitute a Permitted Leverage Transaction for purposes of this Agreement.

“Permitted Leverage Vehicle” means each of the newly formed entities referred to in the definition of “Permitted Leverage Transaction.”

“Permitted Raise” has the meaning set forth in Schedule 1.

“Permitted Reorganization” has the meaning set forth in Section 4.3.

“Permitted ROFR Increase” has the meaning set forth in Section 3.4(c).

“Permitted Transfer” means (a) any Transfer of Equity Interests in Holdco by a Holdco Equityholder to any Controlled Affiliate of such Holdco Equityholder; (b) redemptions and other repurchases of Equity Interests by the Fertitta Equityholders, the DB Equityholders, the JPM Equityholders or Holdco, as applicable, or any Subsidiary thereof from an employee in connection with the termination of his or her employment with such Person; (c) any Transfer of Equity Interests in Holdco by an individual to a Family Trust with respect to such individual, or otherwise for estate planning or similar purposes to one or more of such individual’s Family Members; (d) any Transfer of Equity Interests in Holdco that constitutes a Public Sale; (e) any Transfer of Equity Interests in Holdco by FI Station Investor or its Controlled Affiliates to employees of FI Station Investor or any of its Controlled Affiliates; (f) any Transfer of Equity Interests in Voteco (i) by the DB Voteco Member to an individual designated by a Majority of the DB Equityholders, (ii) by the JPM Voteco Member to an individual designated by a Majority of the JPM Equityholders, or (iii) by the Fertitta Voteco Member to a Person who is designated by the Frank J. Fertitta, III and Jill Ann Fertitta Family Trust, dated September 10, 1991, amended and restated August 29, 1995, and the Lorenzo J. Fertitta and Teresa Jo Fertitta Family Trust, dated June 24, 1991, amended and restated August 30, 1995; (g) any Transfer made pursuant to a Tag Sale or redemption by a Blockerco of Equity Interests held by any Tag Seller necessary to participate in such Tag Sale; (h) any Transfer made pursuant to the Restructuring Documents; (i) any Transfer of Equity Interests by an Equityholder to any pledgee in connection with a pledge of all or any portion of such Equityholder’s Equity Interest pursuant to a bona fide loan transaction which creates a mere security interest, and not a foreclosure or other exercise of rights with respect to such Equity Interest; provided, that such pledgee acknowledges in writing this Agreement, including the restrictions on Transfers, and agrees that its interest in the pledged Equity Interests are subject to the rights of the parties to this Agreement; (j) any Transfer of Equity Interests in any Blockerco or Debt Interests in any Permitted Leverage Vehicle between a Put Party and a Put Party Designee of such Put Party; and (k) any Transfer by a Blockerco to any Blockerco Equityholder in exchange for or redemption of the Equity Interests of a Blockerco held by such Blockerco Equityholder to the extent expressly permitted by this Agreement; provided, that in each such case of the preceding clauses (a) through (k), such person has obtained all necessary approvals from the Gaming Authorities.

“Person” means any individual, partnership, limited liability company, association, corporation, trust or other entity.

“Plan” means the First Amended Joint Plan of Reorganization for Station Casinos, Inc. and its Affiliated Debtors (Dated July 28, 2010) [Docket No. 1863], as amended.

“Preemptive Rights Acceptance Notice” has the meaning set forth in Section 2.7(a).

“Preemptive Rights Notice” has the meaning set forth in Section 2.7(a).

“Preemptive Rights Offeree” has the meaning set forth in Section 2.7(a).

“Primary Shares” has the meaning set forth in Section 5.1(c).

“Principal Blockercos” means PB Investor I LLC, a Delaware limited liability company, and PB Investor II LLC, a Delaware limited liability company.

“Pro Rata Allotment” has the meaning set forth in Section 2.7(a).

“Pro Rata Cure Share” has the meaning set forth in Section 7.19.

“Property” means (i) Boulder Station Hotel & Casino, Palace Station Hotel & Casino, Red Rock Casino Resort Spa, Sunset Station Hotel & Casino, Wild Wild West Gambling Hall & Hotel; (ii) Barley’s Casino & Brewing Company, Fiesta Casino Hotel, Fiesta Henderson Casino Hotel, Gold Rush Casino, Lake Mead Casino, Santa Fe Station Hotel & Casino, Texas Station Gambling Hall & Hotel, The Greens, Wildfire Casino, Wildfire Casino — Boulder, Wildfire Casino and Lanes; and (iii) new casino properties held by the Companies.

“Public Sale” means any sale of Registrable Securities to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act or other sale on a national securities exchange or NASDAQ which is exempt from registration under the Securities Act.

“Purchasing Holder” has the meaning set forth in Section 2.7(a).

“Purchasing Offeree” has the meaning set forth in Section 3.4(b).

“Put Parties” means Fidelity Puritan Trust: Fidelity Puritan Fund, Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund, Fidelity School Street Trust: Fidelity Strategic Income Fund, Fidelity Summer Street Trust: Fidelity Capital & Income Fund, Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund, OCM Principal Opportunities Fund IV Delaware, L.P., OCM Opportunities Fund VIIb Delaware, L.P., Serengeti Station Holdco Ltd. and Serengeti Partners LP.

“Put Party Designee” means any current or future Controlled Affiliate of a Put Party, funds and separate accounts for which such Put Party or any Controlled Affiliate of such Put Party acts as investment advisor, or any limited partner or co-investor in any such Controlled Affiliate or fund.

“Qualifications” has the meaning set forth in Section 7.12(b).

“Qualified Candidate” means a person who (i) in the case of Section 2.15(a) or (b), a Majority of the DB Designated Equityholders or JPM Designated Equityholders, as applicable, believes in good faith should be acceptable to the Fertitta Consulting Party, (ii) in the case of Section 2.15(c), a Majority of the Fertitta Designated Equityholders believes in good faith should be acceptable to a Majority of the Bank Designated Equityholders, (iii) is willing to serve as a director of Holdco or New Propco, as the case may be, (iv) has not been found unsuitable or denied a Gaming License by any Gaming Authority, and (v) is not a director, officer, employee, or consultant of a Strategic Buyer or Controlled Affiliate of a Strategic Buyer.

“Qualified Candidate Notice” has the meaning set forth in Section 2.15(a)(ii).

“Qualified Public Offering” means the first firm commitment underwritten public offering pursuant to a Registration Statement that became effective after the Effective Date covering the offer and sale of Capital Stock for the account of Newco to the public, together with Capital Stock sold to the public in other firm commitment underwritten public offerings of Newco, of 15% or more of the outstanding Capital Stock of Newco after giving effect to such offering and sale.

“Qualifying Creditor Equityholder” means, at any time of determination, a Blockerco Equityholder (other than a Permitted Leverage Vehicle) and its permitted assigns that (a) directly or indirectly through a Blockerco holds Units as a result of purchasing them through an offer made to creditors of Station Casinos, Inc. to purchase Units and (b) is an “accredited investor” under Regulation D promulgated under the Securities Act as of such time of determination.  For all purposes of this Agreement, in calculating the number of Units held by a

Qualifying Creditor Equityholder, such Qualifying Creditor Equityholder shall be deemed to hold the sum of (i) the number of Units held by such Qualifying Creditor Equityholder directly plus (ii) the portion of the number of Units held by the Blockerco through which such Qualifying Creditor Equityholder invests equal to its proportionate ownership in such Blockerco.

“Qualifying Equityholder” means, at any time of determination, (a) each Qualifying Creditor Equityholder (provided, that in the case of Section 2.7, such Qualifying Creditor Equityholder owns, together with its Controlled Affiliates, directly or indirectly through a Blockerco, not less than 0.5% of the outstanding Units), DB Equityholder, JPM Equityholder, Fertitta Equityholder and (b) each other Equityholder so designated with the consent of a Majority of the Fertitta Equityholders and a Majority of the Bank Equityholders, in each case under clause (a) or (b) that is (i) is an “accredited investor” under Regulation D promulgated under the Securities Act as of such time of determination, and (ii) owns, together with its Controlled Affiliates, not less than 0.5% of the outstanding Units as of such time of determination; provided, that Blockerco is a Qualifying Equityholder only to the extent its equityholders are Qualifying Equityholders.

“Redemption Date” shall mean the date specified in a Redemption Notice as the date on which Affected Interests of an Affected Equityholder are to be redeemed by the Applicable Company, which Redemption Date shall be determined by the Board of Directors of such Applicable Company and may be extended to the extent required in connection with any actions required to be taken under any Gaming Law; provided, that, unless otherwise directed by a Gaming Authority, in no event shall the Redemption Date be more than 180 days after the date such Affected Equityholder receives the Redemption Notice.

“Redemption Notice” shall mean that notice of redemption given by the  Applicable Company to an Affected Equityholder pursuant to Section 7.13.  Each Redemption Notice shall set forth (i) the Redemption Date; (ii) the Affected Interests to be redeemed; (iii) the Redemption Price and the manner of payment therefor; (iv) the place where any certificates, if any, shall be surrendered for payment; and (v) any other requirements of surrender of the certificates, including how they are to be endorsed, if at all.

“Redemption Price” shall mean the price specified in the Redemption Notice to be paid by the Applicable Company for the redemption of Affected Interests to be redeemed pursuant to Section 7.13, which shall be that price (if any and to the extent applicable) required to be paid by the Gaming Authorities making the finding of unsuitability, or if the Gaming Authorities do not require a certain price to be paid, (i) in the case of Holdco Equity Interests (A) other than with respect to an Unsuitable Person under clause (e) of the definition of such term, that amount reasonably determined by the Applicable Company’s Board of Directors, without taking into account the votes of directors affiliated or associated with the Unsuitable Person, to be the fair value of the Affected Interests to be redeemed, or (B) with respect to an Unsuitable Person under clause (e) of the definition of such term, the amount paid by such Blockerco Equityholder for the Affected Interests less any dividends paid on account thereof (or, in the case of Debt Interests held by an Unsuitable Person, any interest paid on account thereof) and (ii) in the case of Voteco Equity Interests, no consideration.  The Redemption Price may be paid in cash, by promissory note, or both, as required by the Gaming Authorities and, if not so required, as the Applicable Company’s Board of Directors, without taking into account the votes of directors affiliated or associated with the Unsuitable Person, reasonably determines.  Any promissory note shall contain such terms and conditions as the Applicable Company’s Board of Directors, without taking into account the votes of directors affiliated with the Unsuitable Person, reasonably determines to be necessary or advisable to comply with any law or regulation then applicable to the Applicable Company or any Affiliate thereof, or to prevent a default under, or acceleration of, any loan, note, mortgage, indenture, line of credit or other debt or financing agreement.  Subject to the foregoing, (i) the principal amount of the promissory note together with any unpaid interest shall be due and payable no later than the ten-year anniversary of the delivery of the note, and no earlier than the seven and one-half years from the Effective Date, (ii) interest on the unpaid principal thereof shall be payable at maturity at a rate per annum equal to the applicable federal rate within the meaning of Code section 1274(d) for debt with a maturity of over nine years, as in effect at the date of such issuance, compounded annually, until the Redemption Price has been paid in full and (iii) the promissory note shall provide that at any time prior to the 15-month anniversary of the date of issuance, if the promissory note is Transferred to a Person that immediately after such Transfer would not be an Unsuitable Person, such promissory note may, at the election of the holder thereof prior to such 15-month anniversary (but with such 15-month period being subject to reasonable extensions up to six months in the aggregate for all such extensions in order to procure any required Gaming Licenses or other regulatory approvals being diligently pursued in good faith), converted into the Holdco Equity Interests for which such promissory note was issued as the Redemption Price upon the cash payment by such holder to Holdco in an amount equal to the sum of (x) all cash amounts paid to the original holder thereof as part of the Redemption Price and (y) all interest paid on such promissory note prior to such conversion; provided, that any such Transfer of such promissory note shall be treated as a Transfer of Equity Interests in Holdco for purposes of Section 3.4, but shall not be treated as a Transfer for purposes of Section 3.5.  If the Redemption Price is being determined under clause (i) with respect a redemption of at least 10% of the Units then outstanding, the Redemption Price shall be at least equal to the value as determined by a valuation procured by Holdco from a nationally recognized investment banking firm.

“Reduced Participation Offering” has the meaning set forth in Section 2.7(c).

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing a Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” means (a) Units and (b) any Capital Stock of Holdco or any successor entity (including Newco) issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Registrable Securities referenced in clause (a) above.  As to any particular securities that are Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to a Public Sale.

“Registration Expenses” shall have the meaning ascribed to it in Section 5.5.

“Registration Statement” means, in connection with the public offering and sale of Equity Interests in Holdco or any Subsidiary or any successor thereof (including Newco) that owns or controls substantially all of the assets of Holdco, a registration statement (including pursuant to Rule 415 under the Securities Act) pursuant to the Securities Act.

“Required Seller(s)” has the meaning set forth in Section 4.1(a).

“Restructuring Documents” means (1) the Fertitta Transfer Documents, (2) the Bondholder Documents and (3) the Mezzanine Documents.

“ROFR Notice” has the meaning set forth in Section 3.4(b).

“ROFR Pro Rata Share” has the meaning set forth in Section 3.4(b).

“Sale of Holdco” means a transaction or series of related transactions pursuant to which one or more Persons directly or indirectly acquire (a) Capital Stock of New Propco or Holdco possessing the voting power to elect or designate a majority of the members of the Board of Directors of New Propco or Holdco as applicable (whether by merger, consolidation or sale or transfer of New Propco’s or Holdco’s Capital Stock) or (b) all or substantially all of New Propco’s or Holdco’s assets determined on a consolidated basis.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Member” has the meaning set forth in Section 3.5(a).

“Short-Form Registration” has the meaning set forth in Section 5.1(a).

“Shortfall Willing Member Lender” has the meaning set forth in Section 7.19.

“Specified Event” means and refers to (i) any default or event of default or any other event which, with notice or lapse of time or both, would constitute a default or an event of default under any material indebtedness of a Company or (ii) a Company having, or reasonably being expected to have in the subsequent period of four weeks, insufficient funds to meet its obligations as they come due.

“Strategic Buyer” has the meaning set forth in Schedule 3 hereto.

“Sub Board” has the meaning set forth in Section 2.1(c).

“Subject Interest” has the meaning set forth in Section 3.4(a).

“Subscription Agreements” means those subscription agreements pursuant to which the Blockerco Equityholders subscribed for Equity Interests in any Blockerco.

“Subsidiary” means as to any particular Person, each Person in which such particular Person owns, directly or indirectly, a majority of the Voting Stock or is a general partner or otherwise has the power to control, by agreement or otherwise, the management and general business affairs of such other Person.

“Supermajority” of any Board of Directors or Sub Board means, subject to Section 2.9, (a) directors with a majority of the votes entitled to be cast by the Fertitta Directors at any meeting of such Board of Directors or Sub Board and (b) a Majority of the Lender Directors; provided, however, that in connection with the approval of the actions contemplated by clause (xiv) of Schedule 1, “Supermajority” shall also include the DB Voteco Members holding a majority of the Equity Interests held by DB Voteco Members in Voteco and the JPM Voteco Member.

“Tag Pro Rata Share” has the meaning set forth in Section 3.5(b).

“Tag Sale” has the meaning set forth in Section 3.5(a).

“Tag Seller” has the meaning set forth in Section 3.5(a).

“Tag-Along Agents” has the meaning set forth in Section 3.5(d).

“Tag-Along Notice” has the meaning set forth in Section 3.5(a).

“Tag-Along Portion” has the meaning set forth in Section 3.5(a).

“Tag-Along Purchase Price” has the meaning set forth in Section 3.5(a).

“Tag-Along Units” has the meaning set forth in Section 3.5(a).

“Transfer” means the sale, assignment, pledge or other disposal of, or the creation or suffering of the creation of a security interest in or any encumbrance on, any Equity Interest or Debt Interest, including any Equity Interest of Holdco or any Blockerco.

“Transferee” means any Person to whom a Transfer is effected.

“Transferor” means any Person who effects a Transfer.

“Triggering Group” has the meaning set forth in Section 4.1(a).

“Units” means units representing a limited liability company interest in Holdco, as set forth in the books and records of Holdco.

“Unsuitable Person” means a Person, including any member, shareholder, partner, manager, director, officer or employee of a Person (a) who is denied or disqualified from eligibility for a Gaming License by any Applicable Gaming Authority or who is determined by any Applicable Gaming Authority to be unsuitable to own or control an Equity Interest in any of the Companies or to be affiliated or connected with or in the gaming business of any of the Companies, (b) whose ownership of an Equity Interest in any of the Companies or affiliation or involvement with or in the business of any of the Companies in any capacity causes any of the Companies to lose or to be threatened by any Applicable Gaming Authority with the loss or denial of a Gaming License, (c) who is deemed likely, as determined in good faith by the applicable Board of Directors or Sub Board, based on verifiable information received from any Applicable Gaming Authority or other Governmental Authority having jurisdiction over any Company, to preclude or materially delay, impede or impair, or jeopardize or threaten the loss of, or result in the imposition of materially burdensome terms and conditions on, any Gaming License of any such Company or on such Person’s application for, or right to the use of, entitlement to or ability to obtain or retain any Gaming License in any jurisdiction, (d) who is deemed likely, as determined in good faith by the applicable Board of Directors or Sub Board, without taking into account the votes of directors affiliated or associated with the Unsuitable Person, to result in the disapproval, cancellation, rescission, termination, material adverse modification or non-renewal of any material contract to which any Company is a party, or (e) in the case of an initial Blockerco Equityholder, that is in material breach of Sections 3.2(i) or (j) of its Subscription Agreement or, in the case of OCM Principal Opportunities Fund IV Delaware, L.P., OCM Opportunities Fund VIIb Delaware, L.P. or any of their respective Affiliates, Sections 8(d) or (e) of the Oaktree Letter Agreement.

“Violation” has the meaning set forth in Section 5.6(a).

“Voteco” has the meaning set forth in the preamble hereto.

“Voteco Equityholder” has the meaning set forth in the preamble hereto.

“Voteco LLCA” means the Amended and Restated Limited Liability Company Agreement of Voteco dated as of the date hereof.

“Voting Stock” of any Person means any Capital Stock or other Equity Interests in any class or classes of such Person whose holders are entitled under ordinary circumstances (irrespective of whether at the time stock or other Equity Interests in any other class or classes shall have or might have voting power by reason of the happening of any contingency) to vote generally in the election of or entitled to appoint directors, managers, trustees or other governing body of such Person.

“Warrants” means warrants to purchase Units issued as of the Effective Date; provided, however, that the unsecured creditors of Station Casinos, Inc. who received warrants to purchase Units as of the Effective Date shall hold such warrants in Holdco through Blockercos.

“Willing Member Lender” has the meaning set forth in Section 7.19.

Section 1.2     Rules of Interpretation.  Unless the context otherwise clearly requires:  (a) a term has the meaning assigned to it; (b) “or” is not exclusive; (c) wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or neuter shall include the masculine, feminine and neuter; (d) provisions apply to successive events and transactions; (e) all references in this Agreement to “include” or “including” or similar expressions shall be deemed to mean “including without limitation”; (f) all references in this Agreement to designated “Articles,” “Sections,” “paragraphs,” “clauses” and other subdivisions are to the designated Articles, Sections, paragraphs, clauses and other subdivisions of this Agreement, and the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, paragraph, clause or other subdivision; and (g) any definition of or reference to any agreement, instrument, document, statute or regulation herein shall be construed as referring to such agreement, instrument, document, statute or regulation as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein).  This Agreement is among financially sophisticated and knowledgeable parties and is entered into by the parties in reliance upon the economic and legal bargains contained herein and shall be interpreted and construed in a fair and impartial manner without regard to such factors as the party who prepared, or cause the preparation of, this Agreement or the relative bargaining power of the parties.  Wherever in this Agreement an Equityholder is empowered to take or make a decision, direction, consent, vote, determination, election, action or approval in its capacity as an Equityholder, such Equityholder is entitled to consider, favor and further such interests and factors as it desires, including its own interests, and has no duty or obligation to consider, favor or further any interest of any other Person.

ARTICLE 2.  BOARDS OF DIRECTORS; EQUITYHOLDER RIGHTS

Section 2.1             Board of Directors.  Subject to Sections 2.9 and 2.10, each Company and each Equityholder shall vote, or cause to be voted, all of the Voting Stock over which such Equityholder has voting control (whether at a meeting which has been duly called or by written consent), and shall take all other necessary or desirable actions within such Equityholder’s control (whether in the capacity as a stockholder, partner, member, manager, director or officer of Voteco, Holdco, New Propco, or any Subsidiary or otherwise, and including attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and each Company shall take all necessary and desirable actions within its control (including voting Capital Stock of its Subsidiaries and calling special board and Equityholder meetings), so that:

(a)           the authorized number of directors on each Board of Directors shall be established at eight directors;

(b)           subject to Section 7.12(b), the following individuals shall be elected to each Board of Directors (provided, however, that the Fertitta Designees, the DB Designees, the JPM Designees and the Independent Designees may be different for the Holdco Board of Directors than the other Boards of Directors, provided, that they are selected using the designation process set forth in this Section 2.1(b)):

(i)            the Fertitta Designees;

(ii)           the DB Designees;

(iii)          the JPM Designee; and

(iv)          the Independent Designees;

(c)           subject to Section 7.12(b), the board of directors, board of managers or other governing body of each Subsidiary of New Propco, if any (each, a “Sub Board”), shall be designated as set forth in this Section 2.1; provided, that (i) no such Subsidiary shall be required to establish any such board of directors, board of managers or other governing body, so long as each such Subsidiary complies with the provisions of Section 2.1(j)(i), and (ii) except where some legal or other requirement or need makes common directorships improper or inadvisable in the determination of a Supermajority of the New Propco Board of Directors, the individuals serving on each Sub Board shall be the same as the composition of the Board of Directors of New Propco (it being understood that in a case where such individuals are not the same individuals they will nonetheless be selected using the designation process set forth in Section 2.1(b));

(d)           (i) subject to clause (h) below, a Fertitta Director entitled to be elected to a Board of Directors or any Sub Board pursuant to this Section 2.1 shall be removed (with or without cause) from the Board of Directors or such Sub Board only upon written notice from a Majority of the Fertitta Designated Equityholders with no further action being necessary except to the extent required by law and (ii) if any such further action is required by law, the Boards of Directors, Sub Boards and Equityholders shall take action as promptly as practicable to remove from the applicable Boards of Directors and Sub Boards any Fertitta Director which a Majority of the Fertitta Designated Equityholders so specify in writing for removal from such Board of Directors or Sub Board;

(e)           (i) subject to clause (h) below, a DB Director entitled to be elected to a Board of Directors or any Sub Board pursuant to this Section 2.1 shall be removed (with or without cause) from the Board of Directors or such Sub Board only upon the written notice from a Majority of the DB Designated Equityholders, with no further action being necessary except to the extent required by law and (ii) if any such further action is required by law, the Boards of Directors, Sub Boards, Companies and Equityholders shall take action as promptly as practicable to remove from the applicable Boards of Directors and Sub Boards any DB Director which a Majority of the DB Designated Equityholders so specify in writing for removal from such Board of Directors or Sub Board;

(f)            (i) subject to clause (h) below, the JPM Director entitled to be elected to a Board of Directors or any Sub Board pursuant to this Section 2.1 shall be removed (with or without cause) from the Board of Directors or such Sub Board only upon the written notice from a Majority of the JPM Designated Equityholders, with no further action being necessary except to the extent required by law and (ii) if any such further action is required by law, the Boards of Directors, Sub Boards, Companies and Equityholders shall take action as promptly as practicable to remove from the applicable Boards of Directors and Sub Boards any JPM Director which a Majority of the JPM Designated Equityholders so specify in writing for removal from such Board of Directors or Sub Board;

(g)           (i) subject to clause (h) below, an Independent Director entitled to be elected to a Board of Directors or any Sub Board pursuant to this Section 2.1 shall be removed from the Board of Directors or such Sub Board only upon (A) prior to a Lender Change of Control, with respect to each anniversary of the date of this Agreement, by a Majority of the Lender Directors by providing written notice to the Fertitta Directors not less than 30, nor more than 45, days prior to such anniversary if such Majority of the Lender Directors would have been permitted to withhold their approval of such Independent Director in accordance with the definition of “Independent Designee” had such Independent Director been proposed by the

Fertitta Directors as an Independent Designee as of the date of such anniversary; or (B) written notice from the Fertitta Voteco Member and, prior to a Lender Change of Control, with the consent of a Majority of the Lender Directors, such consent not to be unreasonably withheld, conditioned or delayed, with no further action being necessary except to the extent required by law and (ii) if any such further action is required by law, the Boards of Directors, Sub Boards, Companies and Equityholders shall take action as promptly as practicable to remove from the applicable Boards of Directors and Sub Boards such Independent Director; provided, that any Independent Director that is not reelected prior to the end of his or her term shall be deemed without any further action to have resigned;

(h)           if Cause exists for the removal of any director on the Board of Directors or any Sub Board, the Boards of Directors, Sub Boards, Companies and Equityholders shall take action to remove such director from the Board of Directors and each Sub Board;

(i)            (i) in the event that any person designated as a Fertitta Director, DB Director, JPM Director or Independent Director for any reason ceases to serve as a member of the Board of Directors or any Sub Board during such person’s term of office, the resulting vacancy on the Board of Directors or such Sub Board shall be filled, subject to Section 7.12(b), by a Fertitta Designee, DB Designee, JPM Designee or Independent Designee, respectively, it being understood that by such designation such individual shall be deemed to have been so elected without any additional action being required except to the extent otherwise required by law, and (ii) if any additional action is otherwise required to cause such election, the Boards of Directors, Sub Boards, Companies and Equityholders shall take action immediately to cause the appointment or election of such individual to the applicable Boards of Directors and Sub Boards;

(j)            the limited liability company agreement or operating agreement or other Organizational Documents, as applicable, of each of Voteco, Holdco, New Propco and each Subsidiary (except that clauses (ii) through (vi) do not apply to a limited liability company agreement or operating agreement of any Subsidiary that does not have a Sub Board) shall be governed by the following provisions:

(i)            If such Company is a limited liability company and does not have a Board of Directors or Sub Board, such Company shall be member-managed with any actions that would have been required to be approved by such Company’s Sub Board had it had a Sub Board (including as a result of resolutions passed or guidelines established) to be subject to the approval of the Board of Directors or Sub Board of the first direct or indirect owner of such Company that has a Board of Directors or Sub Board.

(ii)           Each director shall have the following number of votes entitled to be cast at each meeting of a Board of Directors or Sub Board:  (A) the Fertitta Directors, as a group, shall have three votes which shall be allocated among the Fertitta Directors as determined from time to time by a Majority of the Fertitta Designated Equityholders or the Fertitta Voteco Member, as applicable; provided, that if any Fertitta Director fails to attend any meeting, the Fertitta Director or Directors in attendance at such meeting shall have the right to cast any votes so apportioned to such absent Fertitta Director; (B) the DB Directors, as a group, shall have two votes which shall be allocated among the DB Directors as determined from time to time by a Majority of the DB Designated

Equityholders or the DB Voteco Member, as applicable; provided, that if any DB Director fails to attend any meeting, the DB Director in attendance at such meeting shall have the right to cast any votes so apportioned to such absent DB Director; and (C) the JPM Director and each Independent Director shall have one vote.

(iii)          Directors representing a majority of the votes entitled to be cast at a properly noticed meeting of a Board of Directors or any Sub Board shall constitute a quorum for the transaction of business, but if there be less than a quorum at any such meeting, directors present holding a majority of the votes entitled to be cast by all directors present may adjourn the meeting from time to time; provided, that notice of adjournment and the time and place of the rescheduled meeting shall be given to all of the directors not then in attendance.

(iv)          Except as otherwise expressly provided by this Agreement, (A) in the case of a Major Action, the affirmative vote of a Supermajority shall be required to be the act of such Board of Directors or Sub Board and (B) otherwise, the affirmative vote of directors holding a majority of the votes entitled to be cast at a meeting of the Board of Directors or any Sub Board at which a quorum is present or at an adjourned meeting shall be required to be the act of such Board of Directors or Sub Board; provided, however, that in the case of each Landco Subsidiary and actions covered by clause (B) above, for so long as any of the Equity Interests in such Landco Subsidiary are owned by: (I) German American Capital Corporation, Deutsche Bank or their respective Controlled Affiliates, then (1) the DB Directors shall recuse themselves from each Board of Directors and Sub Board vote and consent with respect to each DB Landco Covered Action and (2) the affirmative vote of the directors other than the DB Directors holding a majority of the votes (excluding the votes of the DB Directors) entitled to be cast at a meeting of the Board of Directors or the applicable Sub Board at which a quorum is present shall be required to approve such DB Landco Covered Action, and (II) JPMorgan Chase Bank or its Controlled Affiliates, (1) the JPM Directors shall recuse themselves from each Board of Directors and Sub Board vote and consent with respect to such JPM Landco Covered Action and (2) the affirmative vote of the directors other than the JPM Directors holding a majority of the votes (excluding the votes of the JPM Directors) entitled to be cast at a meeting of the Board of Directors or the applicable Sub Board at which a quorum is present shall be required to approve such JPM Landco Covered Action.  For clarity, no DB Director or JPM Director shall be required to recuse themselves as a DB Manager or JPM Manager, respectively, for any DB Landco Covered Action or JPM Landco Covered Action.

(v)           Any action required or permitted to be taken at any meeting of a Board of Directors or Sub Board may be taken without a meeting, if a Supermajority of the Board of Directors or Sub Board, as applicable, consent thereto in writing.  Such writing or writings shall be filed with the minutes of proceedings of the Board of Directors or Sub Board.

(vi)          Meetings of the Board of Directors or Sub Board, regular or special, shall be held in the Las Vegas, Nevada metropolitan area unless otherwise determined by the applicable Board of Directors or Sub Board, and in which case may be held at any place within or without the State of Delaware or Nevada.  Each member of the Board of Directors or Sub Board shall have the right to participate in a meeting of the Board of Directors or Sub Board by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.  The Board of Directors or Sub Board may fix times and places for regular meetings of the Board of Directors or Sub Board and no notice of such meetings need be given to the directors present at the time such meetings were set.  A special meeting of the Board of Directors or Sub Board shall be held whenever called by any director(s) then in office entitled to cast at least two votes, at such time and place as shall be specified in the notice or waiver thereof.  Notice of each special meeting stating the place, date and hour shall be given by the person calling the meeting to each director either by mail, telephone, electronic mail or in person not later than 48 hours before the meeting.  Notice of a meeting may be waived by any director by written waiver thereof or by attendance at such meeting.

(k)           If a Majority of the DB Designated Equityholders provide written notice to Voteco and the Voteco Board of Directors that a DB Voteco Member is to be removed (with or without cause) as a DB Voteco Member, (i) such Person shall automatically be removed from each Board of Directors and Sub Board unless a Majority of the DB Designated Equityholders otherwise direct (but not in conflict with Section 2.1(c)), (ii) subject to the receipt of any necessary approvals under Gaming Laws, Voteco shall immediately redeem the Equity Interest in Voteco held by such Person or, if such Majority of the DB Designated Equityholders so consents, such Equity Interest shall be transferred to another DB Voteco Member by such removed DB Voteco Member, in each case for no consideration, and (A) if the written notice includes the name of a replacement member who has all necessary approvals under Gaming Laws and Gaming Licenses or who can hold such interest on a provisional basis without violation of applicable Gaming Laws, immediately issue (subject to the receipt of all necessary approvals under Gaming Laws) any such redeemed Equity Interest to such replacement member for no consideration who shall, upon receipt of such Equity Interest and execution of a joinder agreement agreeing to be bound by this Agreement and the Voteco LLCA (a “Joinder Agreement”), become a DB Voteco Member or (B) if the written notice includes the name of a replacement member who does not yet have all necessary approvals under Gaming Laws and Gaming Licenses and cannot hold such interest on such provisional basis, hold such redeemed Equity Interests until such approvals and licenses are obtained (or provisional arrangements are entered into permitting such Equity Interest to be so held by such replacement), and immediately following the receipt of such approvals and licenses, issue for no consideration the redeemed Equity Interest to such replacement member who shall, upon receipt of such Equity Interest and execution of a Joinder Agreement, become a DB Voteco Member.  If a new or replacement DB Director is designated by a Majority of the DB Designated Equityholders, such individual shall, as promptly as practicable (and in no event later than two Business Days after the date of such written notice and prior to the taking of any other action by any Board of Directors or Sub Board) be elected to the Boards of Directors of each of Voteco, Holdco, New Propco and each Sub Board as a DB Director to the extent so designated by such Majority of the DB Designated Equityholders, whether or not such replacement member has obtained all necessary approvals under Gaming Laws and Gaming Licenses.

(l)            If a Majority of the JPM Designated Equityholders provide written notice to Voteco and the Voteco Board of Directors that the JPM Voteco Member is to be removed (with or without cause) as a JPM Voteco Member, (i) such Person shall automatically be removed from each Board of Directors and Sub Board unless a Majority of the JPM Designated Equityholders otherwise direct (but not in conflict with Section 2.1(c)), (ii) subject to the receipt of any necessary approvals under Gaming Laws, Voteco shall immediately redeem the Equity Interest in Voteco held by such Person for no consideration and (A) if the written notice includes the name of a replacement member who has all necessary approvals under Gaming Laws and Gaming Licenses or who can hold such interest on a provisional basis without violation of applicable Gaming Laws, issue (subject to the receipt of any necessary approvals under Gaming Laws) such redeemed Equity Interest to such replacement member for no consideration who shall, upon receipt of such Equity Interest and execution of a Joinder Agreement, become the JPM Voteco Member or (B) if the written notice includes the name of a replacement member who does not yet have all necessary approvals under Gaming Laws and Gaming Licenses and cannot hold such interest on such provisional basis, hold such redeemed Equity Interests until such approvals and licenses are obtained, and immediately following the receipt of such approvals and licenses, issue for no consideration the redeemed Equity Interest to such replacement member who shall, upon receipt of such Equity Interest and execution of a Joinder Agreement, become the JPM Voteco Member.  If a replacement JPM Director is designated by a Majority of the JPM Designated Equityholders, such individual shall, as promptly as practicable (and in no event later than two Business Days after the date of such written notice and prior to the taking of any other action by any Board of Directors or Sub Board) be elected to the Boards of Directors of each of Voteco, Holdco and New Propco and each Sub Board as the JPM Director whether or not such replacement member has obtained all necessary approvals under Gaming Laws and Gaming Licenses.

(m)          If a Majority of the Fertitta Designated Equityholders provide written notice to Voteco and the Voteco Board of Directors that a Fertitta Voteco Member is to be removed (with or without cause) as a Fertitta Voteco Member, (i) such Person shall automatically be removed from each Board of Directors and Sub Board unless a Majority of the Fertitta Designated Equityholders otherwise direct (but not in conflict with Section 2.1(c)), (ii) subject to the receipt of any necessary approvals under Gaming Laws, Voteco shall immediately redeem the Equity Interest in Voteco held by such Person or if a Majority of the Fertitta Designated Equityholders so consents, such Equity Interest shall be transferred to another Fertitta Voteco Member by such removed Fertitta Voteco Member, in each case for no consideration, and (A) if the written notice includes the name of a replacement member who has all necessary approvals under Gaming Laws and Gaming Licenses or who can hold such interest on a provisional basis without violation of applicable Gaming Laws, issue (subject to the receipt of any necessary approvals under Gaming Laws) any such redeemed Equity Interest to such replacement member for no consideration who shall, upon receipt of such Equity Interest and execution of a Joinder Agreement, become a Fertitta Voteco Member or (B) if the written notice includes the name of a replacement member who does not yet have all necessary approvals under Gaming Laws and Gaming Licenses and cannot hold such interest on such provisional basis, hold such redeemed Equity Interests until such approvals and licenses are obtained (or provisional arrangements are entered into permitting such Equity Interest to be so held by such replacement), and immediately following the receipt of such approvals and licenses, issue for no consideration the redeemed Equity Interest to such replacement member who shall, upon receipt of such Equity Interest and execution of a Joinder Agreement, become a Fertitta Voteco Member.  If a new or replacement Fertitta Director is designated by a Majority of the Fertitta Designated Equityholders, such individual shall, as promptly as practicable (and in no event later than two Business Days after the date of such written notice and prior to the taking of any other action by any Board of Directors or Sub Board) be elected to the Boards of Directors of each of Voteco, Holdco, New Propco and each Sub Board as a Fertitta Director to the extent so designated by such Majority of the Fertitta Designated Equityholders, whether or not such replacement member has obtained all necessary Gaming Law approvals and Gaming Licenses.

(n)           Each Company, each Equityholder and each Person who is removed or designated to be removed as a director or Voteco Equityholder will use all reasonable efforts to assist in procuring any necessary approvals under Gaming Laws that may be necessary in connection with such removal, any transfer, redemption or issuance of equity or replacement of such director or Voteco Equityholder related thereto.

Section 2.2             Expenses; Compensation.  Voteco, Holdco, New Propco and each Subsidiary with a Sub Board shall pay all reasonable and documented out-of-pocket expenses incurred by each director and Observer in connection with attending regular and special meetings of its Board of Directors or Sub Board, as applicable, and any committee thereof (or, in the case of each Lender Director, incurred in connection with evaluating (a) any Major Action described in clause (i) of Schedule 1 hereto with a Fertitta Equityholder on which such director has the right to vote; (b) a matter arising under the Non-Competition Agreement, the decisions with respect to which are contemplated by this Agreement or the Non-Competition Agreement to be made by the Lender Directors and (c) a matter arising under the Management Agreement or the Manager Allocation Agreement (including a matter described in Section 4.5), the decisions with respect to which are contemplated by this Agreement, the Management Agreement or the Manager Allocation Agreement to be made by the Lender Directors (in each case, including reasonable and documented attorneys fees).  Members of the Board of Directors of Voteco, Holdco and the Sub Boards shall not be entitled to receive compensation in their capacities as members of such Boards of Directors and Sub Boards.  Each member of the Board of Directors of New Propco shall receive compensation from New Propco for service on the Board of Directors of New Propco as determined by a Supermajority of the New Propco Board of Directors; provided, that such compensation is the same for all New Propco directors.  Such compensation payable to each such director shall initially be set at $75,000 per annum in cash.

Section 2.3             Major Actions.  Except as set forth in Section 2.4(b) or Section 4.5(a), no act shall be taken, sum expended, decision made, obligation incurred or power exercised by or on behalf of any of Companies or the officers or employees of any of the Companies with respect to any of the matters set forth on Schedule 1 (each, a “Major Action”) without the affirmative vote of a Supermajority of the Board of Directors or Sub Board authorizing the related entity to, or authorizing any of the Subsidiaries to, take any Major Action; provided, however, that any Major Action described in clause (xiv) of Schedule 1 hereto shall require approval of all of the Fertitta Directors and all of the Lender Directors.  Notwithstanding anything in this Agreement to the contrary, (a) decisions of any of the Companies relating to any breach by any FE Entity (as defined in the Non-Competition Agreement) of the Non-Competition Agreement or the enforcement of any rights of Holdco or New Propco under the Non-Competition Agreement, including under Article II or Section 3.1 thereof, shall be made by a Majority of the Lender

Directors of New Propco, (b) the selection of any Recognized Accounting Firm (as defined in the Non-Competition Agreement) pursuant to Section 2.4 of the Non-Competition Agreement shall be made by a Majority of the Lender Directors of New Propco, (c) the determination of whether the Company will accept the opportunity to pursue a Competitive Market Investment (as defined in the Non-Competition Agreement) as contemplated by Section 3.2(a) of the Non-Competition Agreement shall be made by a Majority of the Lender Directors of New Propco and (d) the determination of whether the Company will accept a Competitive Market Equity Exchange (as defined in the Non-Competition Agreement) as contemplated by Section 3.2(a) of the Non-Competition Agreement shall be made by a Majority of the Lender Directors of New Propco.

Section 2.4             Officers.

(a)           Subject to Section 7.12(b), the initial officers of Holdco are set forth on Schedule 2 hereto.  The officers of Voteco, Holdco, New Propco and each Subsidiary shall hold their respective offices until their respective successors have been elected or appointed or until their earlier death, resignation or removal by the Board of Directors or Sub Board of the Company for which such individual services as an officer (or, in the case of a Subsidiary without a Sub Board, such Subsidiary’s member, New Propco, by and through the Board of Directors of New Propco).  With respect to any Person who is serving as an officer of any Company and whose compensation is the responsibility of the manager under the Management Agreement, such Person shall not be paid any additional compensation by any Company.

(b)           Directors with a majority of the votes entitled to be cast by the Non- Fertitta Directors at any meeting of a Board of Directors or Sub Board shall have the right to elect, remove and determine the compensation and staffing support of and other resources available to at least one officer of New Propco with responsibility over internal audit and monitoring and administration of the Management Agreement.

Section 2.5             Other Activities and Competition.  Except to the extent expressly provided otherwise in the Management Agreement, the Non-Competition Agreement or any other agreement to which such Person or any of its Affiliates is a party or bound, no member of a Board of Directors or Sub Board shall be required to manage Voteco, Holdco, New Propco or such Subsidiary as such person’s sole and exclusive function.  Except to the extent expressly provided otherwise in the Management Agreement, the Non-Competition Agreement or any other agreement to which such Person or any of its Affiliates is a party or bound, a member of a Board of Directors or Sub Board may engage in or possess any interests in business ventures and may engage in other activities of every kind and description independently or with others in addition to those relating to the related entity.  Holdco, Voteco and New Propco, on behalf of each of them and the other Companies and each Equityholder, authorizes, consents to and approves of such present and future activities by such Persons.  None of Voteco, Holdco, New Propco, any Subsidiary or any Equityholder shall have any right by virtue of this Agreement or the relationship created hereby in or to other ventures or activities of a member of a Board of Directors or Sub Board or to the income or proceeds derived therefrom except to the extent expressly provided otherwise in the Management Agreement, Non-Competition Agreement or any other agreement to which such Person or any of its Affiliates is a party or bound.  Nothing herein shall limit the fiduciary obligations of directors as set forth in the Organizational Documents of the applicable Company.

Section 2.6             Directors’ Insurance.  New Propco shall maintain directors’ and officers’ liability insurance covering the full Board of Directors and every officer and Observer in each of their capacities as a member of or observer to the Board of Directors or an officer of any Company in an amount not less than $50 million or, if such amount is not available at a reasonable cost, such other amount as is approved by a Supermajority of the Board of Directors.

Section 2.7             Issuances of New Equity Interests; Preemptive Rights.

(a)           Except as expressly provided in the Restructuring Documents and subject to the terms and conditions of this Section 2.7 and applicable Gaming Laws, Holdco agrees that it will not sell or issue any Equity Interests in Holdco (the “New Securities”) unless Holdco first submits written notice (the “Preemptive Rights Notice”) to each Qualifying Equityholder identifying the material terms of the proposed sale (including the price, number or aggregate principal amount and type of securities and all other material terms) and the estimated closing date (provided, that the actual closing date may differ from the estimated closing date) and offers to each Qualifying Equityholder (other than, subject to paragraph (c), each Qualifying Creditor Equityholder that did not purchase in any prior offering of New Securities a number of such New Securities at least equal to the number set forth in clause (A)(2) of the definition of “Pro Rata Allotment” provided below) (each, a “Preemptive Rights Offeree”) the opportunity to purchase its Pro Rata Allotment of the New Securities on terms and conditions, including price, not less favorable than those on which Holdco proposes to sell such New Securities to a third party or parties.  Holdco’s offer to the Preemptive Rights Offerees shall remain open for a period of 20 days after the Preemptive Rights Notice during which time each Preemptive Rights Offeree may accept such offer by written notice to Holdco in the form specified by Holdco which shall constitute a binding legal obligation to purchase (a “Preemptive Rights Acceptance Notice”) and shall set forth the maximum number of New Securities sought to be purchased by such Preemptive Rights Offeree, including the number of New Securities which such Preemptive Rights Offeree would purchase if any other Preemptive Rights Offerees do not elect to purchase their respective full Pro Rata Allotment of the New Securities.  Each Preemptive Rights Offeree that elects to and does purchase New Securities pursuant to this Section 2.7 is referred to herein as a “Purchasing Holder.”  Any New Securities so offered which are not purchased by the Purchasing Holders pursuant to such offer may be sold by Holdco, but only at a price not less than the price and on other terms and conditions not more favorable to the purchasers than as set forth in the Preemptive Rights Notice, at any time within 180 days following the termination of the above-referenced 20-day period (with such 180-day period being subject to reasonable extensions in order to procure any required Gaming Licenses or other regulatory approvals being diligently pursued in good faith).  Notwithstanding the foregoing, if the Holdco Board of Directors determines in its reasonable judgment that any Preemptive Rights Offeree that duly delivers a Preemptive Rights Acceptance Notice pursuant to this Section 2.7 is not creditworthy (it being understood that any Preemptive Rights Offeree delivering a Preemptive Rights Acceptance Notice shall deliver information as to its creditworthiness reasonably requested by the Holdco Board of Directors), the Holdco Board of Directors may require such Preemptive Rights Offeree to deliver a written commitment for its Pro Rata Allotment in form and substance reasonably satisfactory to the Holdco Board of Directors from another entity determined to be creditworthy by the Holdco Board of Directors in its reasonable judgment (or, at the election of such Preemptive Rights Offeree, the delivery of funds necessary to make the purchase into an escrow account specified by the Holdco Board of Directors pending closing) and, if not delivered promptly following the request by the Holdco Board of Directors (and in any event no later than the tenth Business Day prior to the scheduled closing date set forth in the Preemptive Rights Notice), such Preemptive Rights Offeree shall be not constitute a Purchasing Holder for purposes of the related offering of New Securities.

For purposes of this Section 2.7(a), each Purchasing Holder’s “Pro Rata Allotment” of the New Securities shall equal:

(A) the lesser of (1) the number of New Securities set forth in such Purchasing Holder’s Preemptive Rights Acceptance Notice and (2) (x) a fraction, the numerator of which is the Units held by such Qualifying Equityholder and the denominator of which is the total number of Units outstanding on the date of the Preemptive Rights Notice multiplied by (y) the number of New Securities being offered, as increased by

(B) (1) in the case of Qualifying Creditor Equityholders that exercised their respective rights under this Section 2.7 to purchase not less than the number of New Securities set forth in clause (A)(2) of this definition, a pro rata share (based upon their respective holdings of Units) of the aggregate number of New Securities the other Qualifying Creditor Equityholders with the right to participate in such offering of New Securities pursuant to this Section 2.7 have not elected to purchase that they would have been entitled to purchase under clause (A)(2) above, up to the number of New Securities set forth in their respective Preemptive Rights Acceptance Notices, (2) in the case of Qualifying Equityholders (other than the Qualifying Creditor Equityholders) that exercised their respective rights under this Section 2.7 to purchase not less than the number of New Securities set forth in clause (A)(2) of this definition, a pro rata share (based upon their respective holdings of Units) of the aggregate number of New Securities the other Qualifying Equityholders have not elected to purchase that they would have been entitled to purchase under clause (A)(2) above and, in the case of Qualifying Creditor Equityholders, clause (B)(1) above, up to the number of New Securities set forth in their respective Preemptive Rights Acceptance Notices, and (3) in the case of Qualifying Equityholders that have exercised their rights to purchase not less than all of the New Securities they have the right to purchase under the foregoing provisions of this Section 2.7, they shall also have the right to purchase a pro rata share (based upon their respective holdings of Units) of all New Securities not otherwise purchased pursuant to such foregoing provisions, up to the number of New Securities set forth in their respective Preemptive Rights Acceptance Notices.

(C) In the case of a Purchasing Holder that is a Qualifying Creditor Equityholder, any purchase of Holdco Equity Interests pursuant to this Section 2.7 shall be made by such Qualifying Creditor Equityholder by investing the related purchase price in its Blockerco and causing or instructing such Blockerco to purchase such Holdco Equity Interests in accordance with this Section 2.7.

(b)           Notwithstanding the foregoing, the right to purchase the New Securities shall be inapplicable with respect to any issuance or proposed issuance by Holdco of (i) any

Units issued or issuable upon the exercise of the Warrants, (ii) pursuant to the Initial Public Offering, (iii) in connection with any Unit split, dividend, combination, recapitalization or similar transaction that is pro rata among the holders of the applicable class of Units of the applicable Company, (iv) Units to be issued as all or a portion of the consideration to be paid in an acquisition of any assets or any Person, which acquisition was approved by a Supermajority of the Holdco Board of Directors, (v) any Equity Interests issued to any director, officer or employee of any Company pursuant to any equity incentive plan or employee benefit plan approved by (A) in the case of Holdco, the Holdco Board of Directors, and (B) otherwise, the New Propco Board of Directors or (vi) any Units issued or issuable upon the conversion of a Convertible Note.

(c)           Notwithstanding the foregoing, in the event that any Put Party, pursuant to the Commitment Agreement, purchases, directly or indirectly, Units which another Put Party was required but failed to purchase pursuant to the Commitment Agreement (a “Curative Purchase”), and such Put Party is entitled consequently pursuant to the Commitment Agreement to reduce its participation in any subsequent offering of New Securities (a “Reduced Participation Offering”), and such Put Party satisfies its reduced purchase obligations, if any, in connection with such Reduced Participation Offering, such Put Party shall, solely for purposes of determining whether it is eligible to participate in any subsequent offering of New Securities, be treated as if it purchased in such Reduced Participation Offering a number of such New Securities equal to the number applicable to it under clause (A)(2) of the definition of “Pro Rata Allotment” in connection with such Reduced Participation Offering; provided, that this paragraph (c) shall apply only to the extent such reduction in participation in such Reduced Participation Offering is necessary to keep the total investment of such Put Party, directly or indirectly, in Holdco at the level (the “Baseline Committed Level”) that would have occurred (consistent with its obligations under the Commitment Agreement) but for its making of such Curative Purchase; provided, further, that the rights and privileges of each Put Party under this Section 2.7(c) shall terminate and be of no further force or effect at such time as such Put Party no longer requires the same in order to maintain its total direct or indirect investment in Holdco at the Baseline Committed Level.

Section 2.8             Information; Inspection Rights; Notices.

(a)           Each of (i) Deutsche Bank and its Affiliates (so long as Deutsche Bank or its Affiliates own at least 10%, or if New Propco ceases to file periodic reports under the Exchange Act, 5%, of the outstanding Units), (ii) JPMorgan Chase Bank and its Affiliates (so long as JPMorgan Chase Bank or its Affiliates own at least 10%, or if New Propco ceases to file such reports, 5%, of the outstanding Units), (iii) FI Station Investor and its Affiliates (so long as FI Station Investor or its Affiliates own at least 10%, or if New Propco ceases to file such reports, 5%, of the outstanding Units), and (iv) each other Holdco Equityholder other than the Blockercos that, together with its Controlled Affiliates, holds at least 10% (or, if New Propco ceases to file such reports, 5%) of the outstanding Units, and its representatives, auditors and regulators, shall, upon written demand, have the right upon reasonable notice and during the usual hours for business to have access to personnel, accountants, auditors, counsel, properties and information of any Company, including the right to inspect (or, in the case of Deutsche Bank and its Affiliates, to audit) the books, records, business operations, internal controls and policies of such Company; provided, however, that (A) with respect to each Holdco Equityholder that is not a Person referred to in clause (i), (ii) or (iii), such Holdco Equityholder has a proper purpose (as defined below) which is set forth in such written demand, and (B) the foregoing shall not require any Company (I) to disclose any information of such Company if the disclosure of such information could reasonably be expected to, based on advice of outside counsel, adversely affect the Company’s attorney-client privilege, (II) based upon the advice of outside legal counsel, to violate in any material respect any Gaming Laws or other applicable laws, or (III) in the case of each Holdco Equityholder that is not a Person referred to in clause (i), (ii) or (iii), to disclose any material trade secrets or the like; provided, further, that no Person that is a Competitor shall have any access, inspection or other rights under this Section 2.8(a).  Any request made pursuant to this Section 2.8(a) shall (1) be in writing, (2) be made in good faith, and (3) describe with reasonable particularity the records or information desired and, in the case of Holdco Equityholders other than Persons referred to in clause (i), the purpose therefor.  In connection with and as a condition to any such inspection, such inspecting Person shall enter into a confidentiality agreement with such Company in substantially the form attached hereto as Exhibit A.  For purposes of this paragraph, a “proper purpose” shall mean a purpose reasonably related to such Person’s interest as an Equityholder.

(b)           The Companies shall provide on a timely basis (i) to any Holdco Equityholder (other than the Blockercos) that, together with its Controlled Affiliates, collectively own at least 10% of the outstanding Units as to which the investment in any Company by such Equityholder or Affiliates is accounted on a consolidated basis, the equity method or any other method requiring all or any portion of any Company’s assets, liabilities, results or other financial information relating to the Company to be reflected in the financial statements of such Equityholder or Affiliates, all information with respect to the Companies required by such Equityholder or its Affiliates to timely prepare and file its financial statements and shall provide to such Equityholder and its inside and outside accountants all information and cooperation reasonably requested in connection with the financial reporting of such Equityholder or Affiliates or in connection with any financing or other transaction of such Equityholder or its Affiliates and (ii) to any Equityholder (other than the Blockercos, the Blockerco Equityholders and the holders of Debt Interests), that, together with its Controlled Affiliates, hold at least 10% of the outstanding Units and to Deutsche Bank and its Affiliates and JPMorgan Chase Bank and its Affiliates (in each case so long as they hold any Units) that reasonably requests other information with respect to any Company for any report or filing to be made or submitted to any governmental body, all such information; provided, however, that as a condition to the Company’s obligations hereunder, each such Equityholder and Affiliate shall enter into a confidentiality agreement with such Company in form and substance reasonably acceptable to the Holdco Board of Directors.

(c)           New Propco and Holdco shall provide the DB Equityholders, the JPM Equityholders and the Fertitta Equityholders notice, promptly upon becoming aware of any of the following:  (i) any actual or, to the knowledge of any Company, threatened, legal, administrative, arbitral or other proceedings, claims, actions, subpoenas, or governmental or regulatory investigations of any nature relating to any Company (other than ordinary course matters and matters that could not reasonably be expected to have a material adverse effect on such Company’s business, financial condition, results of operations, or reputation), and (ii) any repeated failure to comply with compliance, internal controls or operational policies of any Company, including any chief compliance officer program report relating to any Company to the extent such failure, together with all other failures not previously cured, could reasonably be expected to have a material adverse effect on such Company’s business, financial condition, results of operations, or reputation; provided, however, that as a condition to New Propco’s and Holdco’s obligations hereunder, each such Equityholder shall enter into a confidentiality agreement with such Company in form and substance reasonably acceptable to the Holdco Board of Directors.

Section 2.9             Termination of Director Rights.  Notwithstanding anything in this Agreement or any Organizational Documents of the Company to the contrary:

(a)           on and following the time at which the Fertitta Equityholders (other than Fertitta Equityholders referred to in clause (f) of the definition of “Fertitta Equityholders”) collectively own more than 90% (or 85% if none of Deutsche Bank, JPMorgan Chase Bank or any of their Controlled Affiliates then own Units) of the Units, then (i) the DB Voteco Member, the DB Equityholders, the JPM Voteco Member and the JPM Equityholders shall no longer have rights to designate for election, to elect, appoint or remove members of the Boards of Directors and Sub Boards, (ii) (A) subject to applicable Gaming Laws and receipt of any necessary approvals under Gaming Laws, the DB Voteco Member and JPM Voteco Member shall forfeit and return to Voteco all of their respective rights, title and ownership in the Equity Interests in Voteco and (B) shall cooperate as reasonably requested by Voteco to obtain the approvals under Gaming Laws referred to in clause (A), (iii) the Lender Directors shall no longer constitute part of the Supermajority of any Board of Directors or Sub Board, and (iv) unless otherwise agreed to in writing by the Fertitta Voteco Member, prior to the forfeitures described in clause (ii), the DB Voteco Member, the JPM Voteco Member, the DB Equityholders and the JPM Equityholders shall cause the DB Directors and the JPM Director, respectively, to be removed or to resign from each Board of Directors and Sub Board; and

(b)           on and following the time at which the Non-Fertitta Equityholders collectively own more than 90% (or 85% if no Fertitta Equityholder then own Units) of the Units, then (i) FI Station Investor, the Fertitta Voteco Member and the Fertitta Equityholders shall no longer have rights to designate for election, to elect, appoint or remove members of the Boards of Directors and Sub Boards, (ii) (A) subject to applicable Gaming Laws and receipt of any necessary approvals under Gaming Laws, the Fertitta Voteco Member shall forfeit and return to Voteco all of its rights, title and ownership in the Equity Interests in Voteco and (B) shall cooperate as reasonably requested by Voteco to obtain the approvals under Gaming Laws referred to in clause (A), (iii) the Fertitta Directors shall no longer constitute part of the Supermajority of any Board of Directors or Sub Board, and (iv) unless otherwise agreed to in writing by the DB Directors and JPM Directors, prior to the forfeitures described in clause (ii), the Fertitta Voteco Member and the Fertitta Equityholders shall cause the Fertitta Directors to be removed or to resign from each Board of Directors and Sub Board.

Section 2.10           Holdco.  The parties hereto acknowledge that Holdco owns non-voting Equity Interests in New Propco and that, notwithstanding anything to the contrary herein, neither the Holdco Board of Directors, any member of the Holdco Board of Directors in its capacity as such nor any Holdco Equityholder in its capacity as such shall have any authority over, or right to direct or approve any actions of, any of the Companies other than Holdco.

Section 2.11           Issuance of Holdco Equity Interests to Foreign Persons.  Notwithstanding anything to the contrary herein, Holdco may not issue any Equity Interest to any person who is not a “United States person,” as such term is defined in section 7701(a)(30) of the Code, at any time that Holdco is treated as a partnership for U.S. federal income tax purposes.

Section 2.12           Tax Classification.  Except for an issuance of an Equity Interest pursuant to a registered public offering, no Equity Interest may be issued if such issuance would cause Holdco or New Propco to be treated as an association taxable as a corporation or a “publicly traded partnership” (as such term is defined in section 7704 of the Code) taxable as a corporation or to have, or be deemed to have, more than 80 partners for purposes of Treasury Regulations Section 1.7704-1(h)(1)(ii).

Section 2.13           Observer Rights.

(a)           For so long as the Original Qualifying Creditor Equityholders continue to hold, directly or indirectly through a Blockerco, a number of Units equal to at least 50% of the number of Units directly or indirectly held by the Original Qualifying Creditor Equityholders as of the Effective Date, a Majority of the Qualifying Creditor Equityholders shall have the right to appoint one Observer to the Board of Directors of Holdco in accordance with the following:

(i)            A Majority of the Qualifying Creditor Equityholders shall submit to the Board of Directors of Holdco for its consideration a list of no fewer than three candidates (the “Candidate List”) to serve as the Observer, it being understood and agreed that such Majority of the Qualifying Creditor Equityholders shall include on the Candidate List only candidates who they reasonably believe the Board of Directors of Holdco will consider to be acceptable.  Each candidate included on the Candidate List shall (A) not be an Affiliate of any Competitor, (B) be independent of Holdco within the meaning of Rule 303A.02 of the New York Stock Exchange Listed Company Manual or successor provision and without a direct or indirect material relationship with any of the Companies, and (C) be able to serve in the capacity of Observer without contravening any applicable laws or regulations, including Gaming Laws.

(ii)           The Board of Directors of Holdco shall use its reasonable efforts to screen the candidates appearing on the Candidate List (which screening shall consist of such interviews, background examinations and similar vetting processes as the Board of Directors of Holdco shall determine in its reasonable discretion) within 45 days following the submission of the Candidate List to the Board of Directors of Holdco by such Majority of the Qualifying Creditor Equityholders; provided, that such Qualifying Creditor Equityholders and the candidates whose names appear on the Candidate List promptly comply with the reasonable requests made by the Board of Directors of Holdco in accordance with this subparagraph (ii).

(iii)          Following the completion of the aforementioned screening exercise, in the event that the Board of Directors of Holdco determines in its sole discretion that any one or more of the screened candidates appearing on the Candidate List is acceptable to it, the Board of Directors of Holdco shall so advise such Majority of the Qualifying Creditor Equityholders, whereupon such Majority of the Qualifying Creditor Equityholders shall be entitled to exercise the right to appoint an Observer under this paragraph (a) with respect to any such screened candidate that the Board of Directors of Holdco has determined to be acceptable.

(iv)          In the event that the Board of Directors of Holdco determines in its sole discretion not to approve any candidate appearing on the Candidate List, it shall promptly so advise the Blockerco Equityholders and the Blockerco Equityholders shall thereafter supplement such Candidate List with additional candidates who satisfy the requirements set forth in subparagraph (i) above and resubmit the same to the Board of Directors of Holdco for screening in accordance with subparagraph (ii) above.

(v)           The Board of Directors of Holdco and the Qualifying Creditor Equityholders shall use their respective reasonable efforts to promptly complete the actions contemplated to be undertaken by each of them pursuant to this paragraph (a) in order to meet the timeframes set forth in subparagraph (ii) above and in order that the designation of an Observer pursuant to this paragraph (a) be completed within 90 days following the date on which the Board of Directors of Holdco receives the initial Candidate List.  It is understood and agreed that the Board of Director’s exercise of its sole discretion as provided for in this paragraph (a) shall be carried out in good faith.

(vi)          In the event that the Qualifying Creditor Equityholders do not maintain ownership specified in this paragraph (a), such Observer shall no longer constitute an Observer and shall be automatically removed.

In the event that the Observer appointed pursuant to this paragraph (a) resigns or is removed from such status and the Original Qualifying Creditor Equityholders continue to hold, directly or indirectly through Blockercos, a number of Units equal to at least 50% of the number of Units directly or indirectly through Blockercos held by the Original Qualifying Creditor Equityholders as of the Effective Date, then a Majority of the Qualifying Creditor Equityholders shall be entitled to exercise the rights granted pursuant to this paragraph (a) in the manner specified above in order to replace such Observer.

(b)           For so long as no DB Director on the Holdco Board of Directors is an officer or employee of Deutsche Bank or any Controlled Affiliate, a Majority of the DB Designated Equityholders shall have the right to appoint, remove and replace two Observers to the Holdco Board of Directors.  At any time a Majority of the DB Designated Equityholders no longer have the right to appoint Observers pursuant to this paragraph (b), such Observers shall no longer constitute Observers and shall be automatically removed.

(c)           For so long as no DB Director on the Voteco Board of Directors, the New Propco Board of Directors or Sub Board is an officer or employee of Deutsche Bank or any Controlled Affiliate, a Majority of the DB Designated Equityholders shall have the right to appoint, remove and replace two Observers to the respective Board of Directors or Sub Board.  At any time a Majority of the DB Designated Equityholders no longer have the right to appoint Observers pursuant to this paragraph (c), such Observers shall no longer constitute Observers and shall be automatically removed.

(d)           For so long as no JPM Director on the Holdco Board of Directors is an officer or employee of JPMorgan Chase Bank or any Controlled Affiliate, a Majority of the JPM Designated Equityholders shall have the right to appoint, remove and replace one Observer to the Holdco Board of Directors.  At any time a Majority of the JPM Designated Equityholders no longer have the right to appoint an Observer pursuant to this paragraph (d), such Observer shall no longer constitute an Observer and shall be automatically removed.

(e)           For so long as no JPM Director on the Voteco Board of Directors, the New Propco Board of Directors or Sub Board is an officer or employee of JPMorgan Chase Bank or any Controlled Affiliate, a Majority of the JPM Designated Equityholders shall have the right to appoint, remove and replace one Observer to the respective Board of Directors or Sub Board.  At any time a Majority of the JPM Designated Equityholders no longer have the right to appoint an Observer pursuant to this paragraph (e), such Observer shall no longer constitute an Observer and shall be automatically removed.

(f)            Each Observer shall be entitled to receive prior notice at substantially the same time such notice is given to the members of the applicable Board of Directors or Sub Board of any proposed action (including any proposed action by written consent) by each Board of Directors or Sub Board as to which it is entitled to Observer status, and to receive notice of any meeting of such Board of Directors or Sub Board (including telephonic or teleconferenced meetings) substantially concurrently with any notice given to the members of such Board of Directors or such Sub Board.  Each Observer shall have the right to attend in person or by conference call and participate in all meetings of each Board of Directors and Sub Board to which it is entitled to Observer status (and any committee thereof) and to receive all materials distributed for or at any such meeting (including any meeting agenda or board package in the event such materials are prepared) and all other information and materials distributed to members of the applicable Board of Directors, Sub Board or committee, in each case, substantially concurrently with any such information or materials distributed to the members of the applicable Board of Directors, Sub Board or committee).  No Observer shall be entitled to vote at a meeting of any Board of Directors or at the meeting of any Sub Board or receive compensation from the Company for services as an Observer (other than payment of expenses pursuant to Section 2.2).

(g)           The rights of each Observer and the obligations of the Companies set forth in this Section 2.13 shall be subject to the following:  (i) such Observer shall have entered into a confidentiality agreement with the applicable Company or Companies in substantially the form attached hereto as Exhibit B; (ii) the applicable Company may withhold any information from such Observer, and exclude such Observer from any meeting or portion thereof, if access to such information or attendance at such meeting could reasonably be expected, based on advice from outside counsel, to adversely affect the Company’s attorney-client privilege or, in the case of the Observer designated pursuant to paragraph (a), result in a disclosure of trade secrets or a conflict of interest; (iii) in the case of the Observer designated pursuant to paragraph (a) above, the Holdco may withhold any information from such Observer, and exclude such Observer from any meeting or portion thereof, if such information or the information discussed at such meeting (or portion thereof) is determined in the good faith discretion of the Holdco Board of Directors to be of competitive significance concerning Holdco or the other Companies; and (iv) the Observer designated by the Qualifying Creditor Equityholders may provide all materials distributed by

Holdco to such Observer in its capacity as Observer, redacted in form and substance satisfactory to the Holdco Board of Directors to remove information determined, in the discretion of the Holdco Board of Directors, to contain trade secrets or otherwise be of a competitive nature, to each Original Qualifying Creditor Equityholder that continues to hold, directly or indirectly through a Blockerco, a number of Units equal to at least 50% of the number of Units directly or indirectly held by such Original Qualifying Creditor Equityholder as of the Effective Date.

Section 2.14           Blockerco Equityholder Reports.  Holdco shall deliver to each Blockerco for distribution to the Blockerco Equityholders:

(a)           as soon as available and in any event, within 60 days after the end of each quarter, consolidated balance sheets of Holdco and its Subsidiaries as of the end of such quarter, and consolidated statements of income and cash flows of Holdco and its Subsidiaries for each quarterly period then ended prepared in conformity with GAAP applied on a consistent basis, except as otherwise noted therein, and subject to absence of footnotes and to year-end adjustments; and

(b)           as soon as available and in any event, within 120 days after the end of each fiscal year, (i) a consolidated balance sheet of Holdco and its Subsidiaries as of the end of such fiscal year, and consolidated statements of income and cash flows of Holdco and its Subsidiaries for the year then ended prepared in conformity with GAAP applied on a consistent basis, except as otherwise noted therein, and (ii) statements of changes in the Equity Interests of Equityholders in Holdco (to the extent not publicly available), including any audit report with respect thereto to the extent that such an audit report is prepared;

provided, however, that as a condition to Holdco’s obligations under this Section 2.14, each Blockerco and each such Blockerco Equityholder shall enter into a confidentiality agreement with Holdco in form and substance reasonably acceptable to the Holdco Board of Directors.

Section 2.15           Assignment of Director Appointment Rights.

(a)           At any time a majority of the DB Designated Units are held by DB Equityholders that are not German American Capital Corporation, Deutsche Bank or a Controlled Affiliate of Deutsche Bank, the right of a Majority of the DB Designated Equityholders to designate a person as a DB Designee other than Robert A. Cashell, Jr., any officer or employee of a DB Equityholder referred to in clause (a) of the definition thereof or any individual that was serving as a DB Designee at any time at least six months prior to the time an appointment of a new DB Designee is to be made shall be subject to the following procedures:

(i)            Prior to designating a person as such DB Designee, a Majority of the DB Designated Equityholders shall consult in good faith with the Fertitta Consulting Party for not less than ten Business Days as to the suitability of potential director designees; provided, that the Fertitta Consulting Party makes itself available for such consultation.

(ii)           If a Majority of the DB Designated Equityholders fails to identify a person to designate as a DB Designee that is acceptable to the Fertitta Consulting Party within ten Business Days (or such longer period as agreed to by a Majority of the DB Designated Equityholders), a Majority of the DB Designated Equityholders shall deliver to the Fertitta Consulting Party a notice (the “Qualified Candidate Notice”) setting forth three or more Qualified Candidates (which candidates may include individuals previously discussed pursuant to clause (i) of this subsection (a)).

(iii)          If the Fertitta Consulting Party notifies such Majority of the DB Designated Equityholders prior to the tenth Business Day following the delivery of the Qualified Candidate Notice that one or more of the Qualified Candidates set forth in the Qualified Candidate Notice are acceptable to the Fertitta Consulting Party, such Majority of the DB Designated Equityholders shall designate one of such acceptable Qualified Candidates as such DB Designee.

(iv)          If the Fertitta Consulting Party fails to notify such Majority of the DB Designated Equityholders prior to the tenth Business Day following the delivery of the Qualified Candidate Notice that one or more of the Qualified Candidates set forth in the Qualified Candidate Notice are acceptable to the Fertitta Consulting Party (including a notification that it objects to all of the Qualified Candidates), such Majority of the DB Designated Equityholders may designate any of the Qualified Candidates set forth in the Qualified Candidate Notice as such DB Designee.

(b)           At any time a majority of the JPM Designated Units are held by a JPM Equityholder that is not JPMorgan Chase Bank or a Controlled Affiliate of JPMorgan Chase Bank, the right of a Majority of the JPM Designated Equityholders to designate a person as a JPM Designee other than Stephen J. Greathouse, any officer or employee of a JPM Equityholder referred to in clause (a) of the definition thereof or any individual that was serving as the JPM Designee at any time at least six months prior to the time an appointment of a new JPM Designee is to be made shall be subject to the following procedures:

(i)            Prior to designating a person as such JPM Designee, a Majority of the JPM Designated Equityholders shall consult in good faith with the Fertitta Consulting Party for not less than ten Business Days as to the suitability of potential director designees; provided, that the Fertitta Consulting Party makes itself available for such consultation.

(ii)           If a Majority of the JPM Designated Equityholders fails to identify a person to designate as the JPM Designee that is acceptable to the Fertitta Consulting Party within ten Business Days (or such longer period as agreed to by a Majority of the JPM Designated Equityholders), a Majority of the JPM Designated Equityholders shall deliver to the Fertitta Consulting Party a Qualified Candidate Notice setting forth three or more Qualified Candidates (which candidates may include individuals previously discussed pursuant to clause (i) of this subsection (b)).

(iii)          If the Fertitta Consulting Party notifies such Majority of the JPM Designated Equityholders prior to the tenth Business Day following the delivery of the Qualified Candidate Notice that one or more of the Qualified Candidates set forth in the Qualified Candidate Notice are acceptable to the Fertitta Consulting Party, such Majority of the JPM Designated Equityholders shall designate one of such acceptable Qualified Candidates as such JPM Designee.

(iv)          If the Fertitta Consulting Party fails to notify such Majority of the JPM Designated Equityholders prior to the tenth Business Day following the delivery of the Qualified Candidate Notice that one or more of the Qualified Candidates set forth in the Qualified Candidate Notice are acceptable to a Majority of the Bank Designated Equityholders (including a notification that it objects to all of the Qualified Candidates), such Majority of the JPM Designated Equityholders may designate any of the Qualified Candidates set forth in the Qualified Candidate Notice as such JPM Designee.

(c)           At any time a majority of the Fertitta Designated Units are held by Fertitta Equityholders that are not persons referred to in clauses (a) through (e) of the definition of “Fertitta Equityholder,” the right of a Majority of the Fertitta Designated Equityholders to designate a person as a Fertitta Designee other than Frank J. Fertitta III or Lorenzo J. Fertitta or any individual that was serving as a Fertitta Designee at any time at least six months prior to the time an appointment of a new Fertitta Designee is to be made shall be subject to the following procedures:

(i)            Prior to designating a person as such Fertitta Designee, a Majority of the Fertitta Designated Equityholders shall consult in good faith with a Majority of the Bank Designated Equityholders for not less than ten Business Days as to the suitability of potential director designees; provided, that the Majority of the Bank Designated Equityholders make themselves available for such consultation.

(ii)           If a Majority of the Fertitta Designated Equityholders fails to identify a person to designate as a Fertitta Designee that is acceptable to a Majority of the Bank Designated Equityholders within ten Business Days (or such longer period as agreed to by a Majority of the Fertitta Designated Equityholders), a Majority of the Fertitta Designated Equityholders shall deliver to a Majority of the Bank Designated Equityholders a Qualified Candidate Notice setting forth three or more Qualified Candidates (which candidates may include individuals previously discussed pursuant to clause (i) of this subsection (c)).

(iii)          If a Majority of the Bank Designated Equityholders notifies such Majority of the Fertitta Designated Equityholders prior to the tenth Business Day following the delivery of the Qualified Candidate Notice that one or more of the Qualified Candidates set forth in the Qualified Candidate Notice are acceptable to a Majority of the Bank Designated Equityholders, such Majority of the Fertitta Designated Equityholders shall designate one of such acceptable Qualified Candidates as such Fertitta Designee.

(iv)          If a Majority of the Bank Designated Equityholders fails to notify such Majority of the Fertitta Designated Equityholders prior to the tenth Business Day following the delivery of the Qualified Candidate Notice that one or more of the Qualified Candidates set forth in the Qualified Candidate Notice are acceptable to the Fertitta Consulting Party (including a notification that it objects to all of the Qualified Candidates), such Majority of the Fertitta Designated Equityholders may designate any of the Qualified Candidates set forth in the Qualified Candidate Notice as such Fertitta Designee.

(d)           In connection with any Transfer of DB Designated Units, JPM Designated Units or Fertitta Designated Units by DB Designated Equityholders, JPM Designated Equityholders or Fertitta Designated Equityholders, respectively, the Transferors may elect, by written notice to Holdco, that the rights and obligations of the proposed Transferees contemplated by this Section 2.15 be exercised and performed prior to the date of the contemplated Transfer, so that the related director designations may be made prior to the date of such Transfer; provided, that such designations shall not become effective until the consummation of such Transfer or such later date as the designating Equityholders may specify.

Section 2.16           Landco Subsidiaries.  Notwithstanding anything to the contrary set forth in this Agreement, following the exercise of any of the Landco Warrants in a Landco Subsidiary, the provisions of  Sections 2.1, 2.2, 2.4, 2.5, 2.6, and 2.9, and Article 3 shall no longer apply to such Landco Subsidiary until such time as such Landco Subsidiary becomes a wholly owned Subsidiary of New Propco.

ARTICLE 3.  TRANSFERS OF INTERESTS

Section 3.1             General.

(a)           No Holdco Equityholder may Transfer any Equity Interest in Holdco, except in accordance with the terms and conditions set forth in this Article 3 and in accordance with all applicable Gaming Laws, including the receipt of any Gaming Licenses required for such Transfer.  No Transfer of Equity Interests in Holdco shall be effective until such time as all requirements of this Article 3 in respect thereof have been satisfied and, if consents, approvals or waivers are required by the Holdco Board of Directors, all of the same shall have been confirmed in writing by the Holdco Board of Directors.  Any Transfer or purported Transfer of Equity Interests not made in accordance with this Article 3 shall be null and void and of no force or effect whatsoever.

(b)           Prior to the six-month anniversary of the Effective Date, no Holdco Equityholder may Transfer all or any portion of its Equity Interests in Holdco without approval of the Supermajority of the Holdco Board of Directors; provided, however, that, subject to Section 3.2, a Holdco Equityholder may Transfer all or any portion of its Equity Interests in Holdco pursuant to a Permitted Transfer without the consent or approval of the Supermajority of the Holdco Board of Directors or any other Holdco Equityholder.

(c)           On and following the six-month anniversary of the Effective Date, no Equityholder may Transfer all or any portion of its Equity Interests in Holdco other than (i) subject to Section 3.2, pursuant to a Permitted Transfer, (ii) subject to Section 3.2, following compliance with Sections 3.4 and 3.5, (iii) as a Tag Seller or in an Approved Sale, (iv) subject to Section 3.2, with the approval of the Supermajority of the Holdco Board of Directors or (v) as provided in Section 2.1(k), Section 2.1(l) or Section 2.1(m).

(d)           Except pursuant to Section 2.1(k), Section 2.1(l) or Section 2.1(m), no Voteco Equityholder may Transfer all or a portion of its Equity Interests in Voteco without the approval of the Supermajority of the Voteco Board of Directors; provided, however, that, subject to Section 3.2, such Voteco Equityholder may Transfer any of its Equity Interests in Voteco pursuant to a Permitted Transfer or to a person who is a DB Director, JPM Director or Fertitta

Director, in each case without the consent or approval of the Supermajority of the Voteco Board of Directors.

(e)           No Fertitta Equityholder may make a Transfer of any Holdco Equity Interests that would result in an event of default or event which, with notice or lapse of time, would result in an event of default, or would otherwise conflict with or result in a material payment obligation or loss of a material right under or in respect of, the Gun Lake Agreement, any Company Credit Agreement or other agreement expressly approved in writing by FI Station Investor to be covered by this paragraph (e), unless such Transfer is approved by a Supermajority of Holdco’s Board of Directors.

(f)            Holdco or New Propco, as applicable, will cooperate in connection with any Transfer to be made in accordance with this Agreement by providing the opportunity for purchasers in private transactions that are not Competitors and that have entered into a confidentiality agreement with Holdco or New Propco in a form reasonably acceptable to Holdco or New Propco, as applicable, and for the underwriters in a registered public offering, in each case, to conduct customary and reasonable due diligence, including reasonable access to personnel, accountants, auditors, counsel, properties and information of Holdco and its Subsidiaries.

Section 3.2             Further Requirements.  In addition to the other requirements of Section 3.1, and unless waived in whole or in part by the Voteco Board of Directors or Holdco Board of Directors (to the extent waivable under applicable law) by the affirmative vote of a Supermajority, as applicable, no Transfer of Equity Interests in Voteco or Holdco, other than a Transfer pursuant to Section 2.1(k), Section 2.1(l) or Section 2.1(m) but including any Permitted Transfer, may be made unless the following conditions are met:

(a)           The Transferor shall have paid all reasonable out-of-pocket costs and expenses, including reasonable attorneys’ fees and disbursements and the cost of the preparation, filing and publishing of any amendment or joinder to this Agreement, incurred by Voteco or Holdco in connection with the Transfer.

(b)           The Transferor shall have delivered to Voteco or Holdco, as applicable, fully executed copies of all documents relating to the Transfer, executed by both the Transferor and the Transferee, and the agreement of the Transferee in writing and otherwise in form and substance reasonably acceptable to the Voteco Board of Directors or the Holdco Board of Directors, as applicable, to be bound by the terms of this Agreement and the Voteco LLCA or Holdco LLCA, as applicable.

(c)           The Transferee shall not constitute a Strategic Buyer.

(d)           The Transfer shall have been approved by the applicable Governmental Authorities to the extent such approval is required, and any Gaming Licenses required to be obtained prior to the effective date of such Transfer to effect such Transfer shall have been obtained from and issued by the Gaming Authorities pursuant to all applicable Gaming Laws.

(e)           The Transfer shall not violate the Securities Act or any other applicable federal, state or non-United States securities laws, rules or regulations.

(f)            The Transfer shall not cause Holdco or, in the case of any Transfer of Blockerco Equity Interests, such Blockerco, to be required to register under the Securities Act, the Exchange Act, the Investment Company Act or other federal or state securities regulations or to be required to register a class of equity securities pursuant to Section 12(g) of the Exchange Act or the rules and regulations adopted thereunder.

(g)           The Transfer shall not cause Holdco or New Propco to be required to register under the Investment Company Act or otherwise cause the Equity Interests in Holdco to be beneficially owned by more than one hundred persons for purposes of Section 3(c)(1) of the Investment Company Act.

(h)           Until such time as Holdco becomes taxable as a corporation for federal income tax purposes, the Transfer shall not cause Holdco (i) to be treated as an association taxable as a corporation or a “publicly traded partnership” (as such term is defined in section 7704 of the Code) taxable as a corporation, or (ii) to have, or be deemed to have, more than 80 partners or, if Holdco has 80 partners at such time, more partners, in each case for purposes of Treasury Regulations Section 1.7704-1(h)(1)(ii).

(i)            Until such time as (i) Holdco has one or more Equityholders that are not “United States persons,” as such term is defined in section 7701(a)(30) of the Code, other than Equityholders that Holdco is unaware constitute non-”United States persons” or if Holdco becomes so aware, such Equityholder promptly rescinds such ownership or (ii) Holdco ceases to be treated as a partnership for U.S. federal income tax purposes, the Transfer of an interest in Holdco shall not be to a Person who is not a “United States person,” as such term is defined in section 7701(a)(30) of the Code.

(j)            The Voteco Board of Directors or the Holdco Board of Directors, as applicable, shall have been reasonably satisfied, including, at its option, having received an opinion of counsel reasonably acceptable to such Board of Directors, that:

(i)            the Transfer will not cause some or all of the assets of Holdco, New Propco or any of the Subsidiaries to be “plan assets” or the investment activity of any of the foregoing Persons to constitute “prohibited transactions” under ERISA or the Code;

(ii)           the Transferee has obtained all Gaming Licenses required by applicable Gaming Laws to be obtained prior to the effective date of such Transfer;

(iii)          the Transfer will not cause Voteco, Holdco or New Propco to be an investment company required to be registered under the Investment Company Act or otherwise cause the Equity Interests in Holdco to be beneficially owned by more than one hundred persons for purposes of Section 3(c)(1) of the Investment Company Act; and

(iv)          except for a transfer pursuant to a registered public offering, the Transfer will not, in and of itself, cause Voteco, Holdco or New Propco to be treated as an association taxable as a corporation or a “publicly traded partnership,” as such term is defined in section 7704 of the Code, taxable as a corporation or to have, or be deemed to have, more than 80 partners for purposes of Treasury Regulations Section 1.7704-1(h)(1)(ii), in each case for U.S. federal income tax purposes.

(k)           The terms of this Agreement shall be binding upon any Transferee of any Equity Interest of any Company.  On the effective date of a Transfer of Equity Interests of a Company permitted under this Agreement, the applicable Company shall record such Transfer in the books and records of such Company.

(l)            Notwithstanding anything to the contrary set forth in this Agreement, promptly following Holdco becoming aware that a Transfer was made by an Equityholder in contravention of Section 3.2(i), Holdco shall deliver written notice to such Equityholder and its Transferee and such Equityholder and Transferee shall promptly rescind such Transfer or, subject to the transfer restrictions set forth in this Article 3, otherwise cause such Transferee to Transfer its Units to a “United States person,” as such term is defined in section 7701(a)(30) of the Code.

(m)          Notwithstanding anything to the contrary contained in this Agreement, no Blockerco Equityholder or holder of Debt Interests shall Transfer Equity Interests in any Blockerco or Debt Interests in any Permitted Leverage Vehicle unless, after giving effect to such Transfer, Allowed Holders of such Permitted Leverage Vehicle would hold 66 2/3% or more of the Debt Interests in such Permitted Leverage Vehicle.

Any waivers from a Board of Directors under this Section 3.2 shall be given or denied in the discretion of such Board of Directors; provided, that any waiver of Section 3.2(c) shall require the approval of the Supermajority of such Board of Directors.  To the extent necessary, Voteco or Holdco, as applicable, shall reflect each Transfer and admission permitted under this Article 3 in its books and records.

Section 3.3             Indirect Transfers.  In the case of any Permitted Leverage Vehicle, Blockerco or any other Holdco Equityholder or Voteco Equityholder that is an entity that was formed primarily for the purpose of acquiring Equity Interests in Holdco or Voteco, Debt Interests in a Permitted Leverage Vehicle or that has no substantial assets other than Equity Interests in Holdco or Voteco or Debt Interests in a Permitted Leverage Vehicle, such Equityholder agrees that (i) its Equity Interests and Debt Interests (and other Equity Interests or Debt Interests in any similar entities controlling such entity) will note the restrictions contained in this Article 3 and (ii) none of such Equity Interests or Debt Interests (or such controlling entity or entities formed primarily for the purpose of acquiring such Equity Interests or Debt Interests or that has no substantial assets such than such Equity Interests or Debt Interests) may be Transferred to any Person other than in accordance with the terms and provisions of this Article 3 as if such Equity Interests or Debt Interests were Equity Interests in Holdco or Voteco, including the receipt of any approvals required under Gaming Laws (provided, that for purposes of Section 3.4, in the case of a Transfer of Debt Interests, (a) references to the “purchase price per Unit” shall be to “purchase price per principal amount of plus any accrued and unpaid interest on such Debt Interest” and (b) if such Transfer of Equity Interests in a Blockerco is in connection with a foreclosure by the holders of Debt Interests on such Equity Interests or any similar act or event, the purchase price for such Equity Interests shall be the lesser of (i) the principal amount of such Debt Interests and (ii) the fair value of such Equity Interests, as determined in good faith by the Board of Directors of Holdco).  No Equityholder shall Transfer any Equity Interests in Holdco or Voteco or such Equityholder or Debt Interests in a Permitted Leverage Vehicle if such Transfer would violate the terms or intentions of this Section 3.3.

Without limiting the generality of the foregoing, any Transfer of Equity Interests or Debt Interests in any Blockerco or Permitted Leverage Vehicle shall be subject to the terms set forth in this Article 3 (including, without limitation, those set forth in Section 3.4 hereof) as if such Transfer were a Transfer of Holdco Equity Interests.  Notwithstanding the foregoing, (A) the restrictions described in Sections 3.2(h), (i) and (l) shall not apply to a Transfer of any Equity Interest in a Blockerco, Holdco Equityholder or Voteco Equityholder treated as a C corporation for U.S. federal income tax purposes, (B) the restrictions described in Sections 3.2(h), (i) and (l) shall not apply to a Transfer of any Debt Interest in a Permitted Leverage Vehicle treated as a C corporation for U.S. federal income tax purposes and (C) the provisions described in Section 3.5 shall not apply to any Transfer of Debt Interests.

Section 3.4             Right of First Refusal.

(a)           Prior to making any Transfer (other than pursuant to a Permitted Transfer or a Permitted ROFR Increase) of all or any portion of its Equity Interests in Holdco (the “Subject Interest”), a Holdco Equityholder (the “Offering Member”) shall deliver to each Founding Equityholder (other than the Offering Member) and each Qualifying Creditor Equityholder that, together with its Controlled Affiliates, owns, directly or indirectly, not less than 2.5% of the outstanding Units (each such Qualifying Creditor Equityholder, together with its Controlled Affiliates, a “2.5% Qualifying Creditor Equityholder”), in each case other than any Tag Seller that timely delivered its Acceptance Notice in respect of such sale (each, an “Offeree”) a letter (the “Offer Letter”) signed by such Offering Member setting forth:

(i)            the Subject Interest subject to such Transfer (which Subject Interest shall include, in the case of a Transfer that constitutes a Tag Sale, the Units of the Selling Member and each Tag Seller to be included in such Tag Sale);

(ii)           the prospective purchase price per Unit (or Unit underlying any Warrant) for the Subject Interest;

(iii)          such Offering Member’s offer, irrevocable by its terms for 30 days following the delivery of the Offer Letter or, in the case of a Transfer that constitutes a Tag Sale, until the 15th day following the Expiration Date (such period, the “Offer Period”), to sell to the Offeree up to such Offeree’s ROFR Pro Rata Share of the Subject Interest, for a purchase price per Unit (or Unit underlying any Warrant) equal to the purchase price per Unit (or Unit underlying any Warrant) set forth in such Offer Letter (the “Offer”); and

(iv)          closing arrangements and, to the extent such date is determinable, an estimated closing date (provided, that the actual closing date may differ from the estimated closing date) for any purchase and sale that may be effected by the Offeree pursuant to this Section 3.4.

The Offer Letter shall be given no later than 30 days after the date that any required Tag-Along Notice relating thereto shall have been given.

(b)           During the Offer Period, each Offeree shall have the right to notify the Offering Member in writing that such Offeree has elected to purchase all or any portion of the

Subject Interest for the same price per Unit (or Unit underlying any Warrant) set forth in the Offer by delivering a notice (the “ROFR Notice”) in the form reasonably prescribed by the Offering Member in the Offer Letter, which ROFR Notice shall constitute a binding legal commitment to purchase and which ROFR Notice shall set forth the maximum portion of the Subject Interest such Offeree wishes to purchase.  Any such Offeree that provides a ROFR Notice is hereinafter referred to as a “Purchasing Offeree.”  Notwithstanding the foregoing, if the Offering Member determines in its reasonable judgment that any Purchasing Offeree that delivers a ROFR Notice pursuant to this Section 3.4 is not creditworthy (it being understood that each Purchasing Offeree shall be required to deliver information as to its creditworthiness as reasonably requested by the Offering Member), the Offering Member may require such Purchasing Offeree to deliver a written commitment for its purchase in form and substance reasonably satisfactory to the Offering Member from another entity determined to be creditworthy by the Offering Member in its reasonable judgment (or at the election of Purchasing Offeree, the delivery of funds necessary to make the purchase into an escrow account specified by the Offering Member pending closing) and, if not delivered promptly after the request by the Offering Member (and, in no event later than the tenth Business Day prior to the estimated closing date set forth in the Offer Letter) such Person shall not constitute a Purchasing Offeree for purposes of the sale by the Offering Member and any related sellers under Section 3.5.  Furthermore, the Offering Member shall have the right to require any Purchasing Offeree whose purchase will require any approval or other action under any applicable Gaming Law to place a gaming deposit, not later than ten Business Days after the request is made by the Offering Member, equal to 5% of the contemplated purchase price into an escrow specified by the Offering Member, which deposit will be forfeited if the approval or other action is not given or received within the time necessary to close the contemplated purchase as scheduled.

For purposes of this Section 3.4, a Purchasing Offeree’s “ROFR Pro Rata Share” of the Subject Interest shall equal:

(A) the lesser of (1) the portion of the Subject Interest set forth in such Purchasing Offeree’s ROFR Notice and (2) a fraction, the numerator of which is the Units held directly or indirectly by such Purchasing Offeree and the denominator of which is the total number of Units outstanding on the date of the Offer Letter, as increased by

(B) (1) in the case of Purchasing Offerees that are Qualifying Creditor Equityholders that exercised their respective rights under this Section 3.4 to purchase not less than the portion of the Subject Interest set forth in clause (A)(2) of this definition, a pro rata share (based upon their respective holdings of Units) of the Subject Interest the other Qualifying Creditor Equityholders that are Offerees have not elected to purchase that they would have been entitled to purchase under clause (A)(2) above, up to the portion of the Subject Interest set forth in their respective notices to the Offering Member, (2) in the case of Purchasing Offerees (other than the Qualifying Creditor Equityholders) that exercised their respective rights under this Section 3.4 to purchase not less than the portion of the Subject Interest set forth in clause (A)(2) of this definition, a pro rata share (based upon their respective holdings of Units) of the Subject Interest the other Offerees (other than the Qualifying Creditor Equityholders) have not elected to purchase that they would have been entitled to purchase under clause (A)(2) above, up to the portion of the Subject Interest set forth in their respective ROFR Notices, and (3) in the case of Purchasing Offerees that have exercised their rights to purchase all of the Subject Interest they have the right to purchase under the foregoing provisions of this Section 3.4, a pro rata share (based upon their respective holdings of Units) of all of the Subject Interest not otherwise purchased pursuant to such foregoing provisions, up to the portion of the Subject Interest set forth in their respective ROFR Notices.

(c)           Notwithstanding anything to the contrary in this Section 3.4, if the Purchasing Offerees have elected to purchase less than all of the Subject Interest, (i) the Subject Interest may be increased at the election of the Offering Member without any requirement of further notice hereunder or under Section 3.5 (a “Permitted ROFR Increase”) to the lesser of (x) the aggregate Subject Interests offered pursuant to this Section 3.4 and (y) the amount necessary to cause the Subject Interest to be increased to 10% of the outstanding Units, which increase shall be apportioned on a pro rata basis (based on number of Units held by each but subject to the maximum number specified in their respective Acceptance Notices delivered pursuant to Section 3.5) among the Offering Members and, if applicable, the Tag Sellers up to the number of Units set forth in each such Tag Seller’s Acceptance Notice, and (ii) unless otherwise agreed in writing by the Offering Member, the purchase of a portion of the Subject Interest by the Purchasing Offerees may only be made to the extent the Offering Member would not, following the sale of such portion to the Purchasing Offerees pursuant to this Section 3.4, hold less than 10% of the outstanding Units following consummation of the sales of the Subject Interest in accordance with this Section 3.4 after giving effect to any Permitted ROFR Increase.

(d)           Upon the expiration of the Offer Period, to the extent the Offerees elect to not exercise the right of first refusal in accordance with the provisions of this Section 3.4 or the Purchasing Offerees have not elected to purchase all of the Subject Interest offered and such purchase is not permitted under Section 3.4(c)(i), the Offering Member may, subject to the provisions of Section 3.2, sell all or any portion of such Subject Interest for not less than 95% of the purchase price per Unit (or Unit underlying any Warrant) contained in such Offer.  Prior to consummating any such sale, the Offering Member shall, upon request from any Offeree or Holdco, provide the requesting party with reasonable supporting documentation with respect to the price per Unit (or Unit underlying any Warrant) of any such sale so as to demonstrate such Offering Member’s compliance with the provisions of the preceding sentence.  With respect to any such remaining Subject Interest for which (i) the Offering Member has not entered into a definitive agreement to effect a sale thereof by the date six months after the expiration of the Offer Period or (ii) a sale has not been consummated by the date nine months after the entry into a definitive agreement by the Offering Member to consummate the sale of such Subject Interest (with such nine-month period being subject to reasonable extensions in order to procure any required Gaming Licenses or other regulatory approvals being diligently pursued in good faith), such Subject Interest may not thereafter be sold by such Offering Member unless the procedures set forth in this Section 3.4 shall have again been complied with.

(e)           If the Purchasing Offerees accept in writing the Offer to purchase all or, to the extent permitted under Section 3.4(c), a portion of the Subject Interest, the closing of the purchase and sale pursuant to such acceptance shall take place at the offices of Holdco on the date set forth in the Offer Letter, or at such other place or on such other date as the applicable parties may agree or such later date as may be necessary to obtain any Gaming Licenses and other regulatory approvals under applicable Gaming Laws; provided, that in no event will the closing take place later than nine months after the expiration of the Offer Period and such reasonable extensions as the seller and the Purchasing Offerees agree in order to procure such licenses and approvals.  In connection with such purchase and sale, each party shall execute and deliver all agreements, certificates and other documentation reasonably requested by the other party, and in form and substance reasonably satisfactory to each of the parties to effect the purchase of the Subject Interest hereunder, and the Offering Member shall execute and deliver certificates representing the Subject Interest duly endorsed for transfer.  Notwithstanding anything herein to the contrary, the Offering Member shall not (i) be required to make any representations or warranties in connection with the sale other than (A) the existence and good standing (if applicable) of the Offering Member, (B) due authorization of the sale of the Subject Interest, (C) ownership of the Subject Interest being sold and (D) no conflicts with the Organizational Documents of the Offering Member, material contracts to which the Offering Member or its Affiliates are a party to or bound by and laws to which the Offering Member and its Affiliates are subject or (ii) be required to agree to any ongoing covenants other than indemnification for breaches of the foregoing representations by such Offering Member.

(f)            In the case of an Offering Member that is a Qualifying Creditor Equityholder, the Subject Interest offered to Offerees pursuant to this Section 3.4 may be either Equity Interests in the Blockerco through which such Offering Member invests or Holdco Equity Interests held by such Blockerco; provided, that except as otherwise permitted under Section 3.5(c)(vi) in the case of a Tag Sale, the Subject Interest (or portion thereof) sold by such Offering Member to the Purchasing Offerees or pursuant to Section 3.4(d) must be the same Equity Interests (i.e., Blockerco Equity Interests or Holdco Equity Interests) offered to the Offerees.  In the case of a Purchasing Offeree that is a Qualifying Creditor Equityholder, any purchase of Holdco Equity Interest pursuant to this Section 3.4 shall be made by such Qualifying Creditor Equityholder by investing the related purchase price in its Blockerco and causing or instructing such Blockerco to purchase such Holdco Equity Interests in accordance with this Section 3.4.

Section 3.5             Tag-Along Rights.

(a)           Prior to making any Transfer of Units representing at least 10.5% of the outstanding Units by one or more Holdco Equityholders in a single transaction or a series of related transactions (collectively, the “Selling Member”), in each case other than pursuant to (x) any Transfer of Equity Interests in Holdco by a Blockerco solely to fund an amount equal to the difference between the taxes payable by such Blockerco and the cash distributions made by Holdco to such Blockerco with respect to such taxes, (y) a Permitted Transfer or (z) a Permitted ROFR Increase (each, a “Tag Sale”), such Selling Member shall provide to each other Qualifying Equityholder (each, a “Tag Seller”) a written notice (a “Tag-Along Notice”) setting forth in reasonable detail (i) the Units subject to such Transfer (the “Tag-Along Units”), (ii) the prospective purchase price per Unit for the Tag-Along Units (the “Tag-Along Purchase Price”), and (iii) the portion (represented as a percentage) of the outstanding Units represented by such Tag-Along Units (the “Tag-Along Portion”).  For purposes of this paragraph (a), Transfers made at least three months apart shall be deemed not to be related transactions.

(b)           Each Tag Seller shall have the right to elect to participate in the Tag Sale at the price set forth in such Tag-Along Notice by providing written notice (an “Acceptance Notice”) to the Selling Member made within 15 days after the day such Tag-Along Notice is delivered to such Tag Seller (such 15th day, the “Expiration Date”), which Acceptance Notice shall include the maximum number of its Units which such Tag Seller desires to Transfer in such Tag Sale.  Upon delivery of an Acceptance Notice, such Tag Seller shall be obligated to participate in such Tag Sale in respect of its Tag Pro Rata Share; provided, that such Tag Sale complies with the provisions of this Section 3.5.

For purposes hereof, “Tag Pro Rata Share” means, subject to reductions as provided in paragraph (c)(v), a number of Units equal to  (i) the Tag-Along Portion multiplied by (ii) the number of Units held directly or indirectly by such Tag Seller, and, in the case of Qualifying Creditor Equityholders that timely delivered an Acceptance Notice, as increased by a pro rata share (based upon their respective holdings of Units) of (x) the aggregate number of Units held by all Qualifying Creditor Equityholders that did not timely deliver Acceptance Notices multiplied by (y) the Tag-Along Portion, in each case up to the number of Units set forth in each such Tag Seller’s Acceptance Notice.

(c)           The Selling Member shall have until the end of the nine-month period specified in Section 3.4(d), subject to extensions provided for therein, to consummate such Tag Sale, which Tag Sale shall be required to comply with the following:

(i)            such Tag Sale shall be subject to the provisions of Section 3.4;

(ii)           the purchase price per Unit shall be not less than 95% of the Tag-Along Purchase Price;

(iii)          upon the consummation of such Tag Sale, the Selling Member and each Tag Seller shall receive the same form of consideration or the same option as described in clause (iv) below with respect to its Units;

(iv)          if the Selling Member or any Tag Seller is given an option as to the form of consideration to be received with respect to its Units, each Tag Seller shall be given the same option;

(v)           to the extent the sum of the Tag-Along Units and the Tag Pro Rata Share of the Tag Sellers that timely delivered an Acceptance Notice is greater than the aggregate number of Units to be sold in the Tag Sale, the number of Units constituting the Tag-Along Units and the Tag Pro Rata Share of each Tag Seller shall be proportionately reduced; and

(vi)          in the case of Qualifying Creditor Equityholders that timely deliver an Acceptance Notice, Tag Sales by such Qualifying Creditor Equityholder shall be consummated by the Blockerco through which each such Qualifying Creditor Equityholder invests; provided, however, that (A) if requested in writing prior to the Expiration Date by Qualifying Creditor Equityholders representing a majority of the Tag Pro Rata Shares of all such Qualifying Creditor Equityholders, the Selling Member shall request potential buyers in the Tag Sale to quote, if such buyers are willing to do so, a price at which such buyers would buy Equity Interests in Blockerco representing the Units to be included in the Tag Sale by such Qualifying Creditor Equityholders and (B) if the buyer or buyers in the Tag Sale shall have agreed to purchase, and such majority of Qualifying Creditor Equityholders shall have agreed to sell, Equity Interests in one or more Blockercos in lieu of Units, at not less than 95% of the purchase price originally quoted for such Equity Interests in the Blockercos, the Tag Sale by such Qualifying Creditor Equityholders shall be consummated as a sale of Equity Interests in Blockercos.

(d)           Each Tag Seller which has exercised its right to participate in the Tag Sale (and its successors, heirs, legal representatives, and permitted assigns, transferees and, as applicable, the Blockerco through which such Tag Seller invests) hereby (i) irrevocably appoints the Selling Member, or any Person designated by the Selling Member in the Tag-Along Notice, as agent and attorney-in-fact (the “Tag-Along Agents”) to execute all agreements, instruments and certificates and take all actions necessary or desirable to effectuate any Tag Sale as contemplated under this Section 3.5 and (ii) shall deliver to the Selling Member for delivery to the buyers one or more instruments or certificates, properly endorsed for Transfer, free and clear of all liens whatsoever, representing their respective Tag Pro Rata Shares.

(e)           Each Tag Seller shall take all actions which the Selling Member deems reasonably necessary or desirable to consummate such transaction, including (i) entering into agreements with third parties which may include representations, indemnities, holdbacks and escrows; provided, that such agreements are on terms substantially identical or more favorable to the Tag Seller than those agreed to by the Selling Member; provided, further, that no Tag Seller shall be liable in respect of any indemnification obligation pursuant to any Tag Sale in excess of the total consideration (net of broker fees and other selling expenses) paid to such Tag Seller in such Tag Sale; and (ii) obtaining all consents and approvals reasonably necessary or desirable to consummate such Tag Sale.  The Tag Seller and the Selling Member shall each pay its pro rata share (based upon the portion of the proceeds from the Tag Sale to which each is entitled) of any reasonable transaction costs incurred by the Selling Member associated with the sale.  No Tag Seller shall be required to agree to any ongoing covenants or restrictions other than reasonable confidentiality provisions.

ARTICLE 4.  ADDITIONAL COVENANTS

Section 4.1             Approved Sale.

(a)           If Holdco Equityholders holding Equity Interests representing a majority of the outstanding Units (which majority includes a majority of the Units held by Fertitta Equityholders and a majority of the Units held by Bank Equityholders) (the “Triggering Group”) approves the Sale of Holdco (the “Approved Sale”) by written notice to Holdco and each Holdco Equityholder (a “Required Seller” and, collectively, the “Required Sellers”), each Required Seller will vote for, consent to, cooperate with and will not object or otherwise impede consummation of the Approved Sale.

(b)           If the Approved Sale is structured as (i) a merger or consolidation, each Equityholder shall vote (to the extent having the right to vote) its Equity Interests to approve such merger or consolidation and all matters ancillary thereto, whether by written consent or at an Equityholders meeting (as requested by the Triggering Group), and waive all rights to object to, dissenter’s rights, appraisal rights and similar rights in connection with such merger or consolidation, (ii) a sale of Equity Interests, each Required Seller shall agree to sell, and shall sell, all of its Equity Interests on the terms and conditions approved by the Triggering Group, or (iii) a sale of assets, each Equityholder shall vote its Equity Interests to approve such sale and any subsequent liquidation of the Companies or other distribution of the proceeds therefrom, whether by written consent or at an Equityholders meeting (as requested by the Triggering Group).  In furtherance of the foregoing, each Equityholder shall cooperate with and take, with respect to such Person’s Equity Interests, all necessary or desirable actions reasonably requested by the Triggering Group in connection with the consummation of the Approved Sale, including reasonably cooperating at the Companies’ expense to obtain all reasonably necessary or required Gaming Licenses and other governmental consents and approvals and executing the applicable agreements on terms substantially identical to or no less favorable to the Required Sellers than those applicable to the Triggering Group (which agreements may, subject to the provisions of this Section 4.1, require a Required Seller to enter into agreements with customary representations, indemnities, holdbacks and escrows).  Notwithstanding anything to the contrary in this Agreement, (A) the only representations, warranties or covenants that a Required Seller shall be required to make are with respect to itself as to its title to and ownership of Equity Interests of the Companies, authorization, execution and enforceability of relevant agreements against such Required Seller, absence of conflicts with any laws to which such Required Seller is subject and any agreements to which such Required Seller is a party or otherwise bound, and Organizational Documents of such Required Seller, any required consents and other customary matters and reasonable covenants regarding confidentiality, publicity and similar matters; (B) the liability of each Required Seller with respect to any representation and warranty or covenant made by any Company in connection with an Approved Sale shall be several and not joint with any other Person and shall be limited to the lesser of (i) such Required Seller’s pro rata portion of any such liability, to be determined in accordance with such holder’s pro rata share of Equity Interests prior to sale, and (ii) the total consideration (net of broker fees and other selling expenses) paid to such Required Seller in connection with the Approved Sale, other than with respect to the representations, warranties and covenants described above in clause (A); and (C) to the extent that an indemnification escrow has been established, such liability shall be satisfied solely out of any funds escrowed for such purpose prior to recourse against such Required Seller.

(c)           The obligations of each Required Seller under this Section 4.1 with respect to an Approved Sale are subject to the satisfaction of the following conditions:  (i) upon the consummation of such Approved Sale, each such Required Seller shall receive in respect of its Units the same form of consideration or the same option as described in clause (ii) below with respect to its Equity Interests in Holdco; (ii) if any Required Seller or member of the Triggering Group is given an option as to the form and amount of consideration to be received with respect to its Equity Interests in Holdco, such Required Seller shall be given the same option, (iii) each holder of then currently exercisable warrants, options, securities or instruments exercisable for, or rights to acquire, Units shall be given an opportunity to exercise such warrants, options, securities, instruments or rights prior to the consummation of the Approved Sale and participate in such sale as holders of Units, and each outstanding warrant, option, security or instrument exercisable for, or right to acquire, Units not so exercised or not exercisable shall, at the election of the Triggering Group, be (A) treated in accordance with its terms or (B) entitled to consideration for each Unit underlying such warrants, options, securities, instruments and rights equal to the greater of (x) zero dollars and (y) the per Unit consideration paid in the Sale of Holdco minus the relevant per Unit exercise price, and (iv) each holder of a debt instrument convertible into Equity Interests may elect not to participate in such Approved Sale and instead continue to hold such debt instrument; provided, that, upon consummation of the Approved Sale, such holder shall agree to modify such debt instrument so that upon consummation of such sale, such instrument is no longer convertible into Equity Interests.  Provided that the conditions of this Section 4.1 are satisfied, the Voteco Equityholders shall, if required by the Approved Sale, transfer their Equity Interests in Voteco to the buyer or its designated Affiliates for no or nominal consideration.

(d)           The provisions of this Section 4.1 shall apply regardless of the form of consideration received in the Approved Sale.

(e)           No Required Seller shall bear more than its pro rata share (based on the portion of the consideration received in such Approved Sale to which such Required Seller is entitled) of the costs incurred pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Units and not paid by a Company or the acquiring party; provided, that no Required Seller shall be required to make any non de minimis out-of-pocket expenditures or pay any non pro rata expenses incurred in connection with the Approved Sale (other than costs incurred, including attorneys’ fees and expenses, by such Required Seller for its sole benefit).  For purposes of this Section 4.1(e), costs incurred in exercising reasonable efforts to take all necessary actions in connection with the consummation of an Approved Sale in accordance with Section 4.1(a) shall be deemed to be for the benefit of all holders of Units.

(f)            Notwithstanding anything to the contrary herein, any holder of Units may participate as a potential purchaser or bidder in any Approved Sale on the same terms and conditions as other potential purchasers and bidders.

(g)           In furtherance of the provisions of this Section 4.1, for so long as this Section 4.1 is in effect, each of the Holdco Equityholders (and their successors, heirs, legal representatives, and permitted assigns and transferees) hereby (i) irrevocably appoints the Board of Directors of Holdco, and any Person designated by a Supermajority of the Board of Directors of Holdco as agent and attorney-in-fact (the “Drag-Along Agents”) to execute all agreements, instruments and certificates and take all actions necessary or desirable to effectuate any Approved Sale as contemplated under this Section 4.1, and (ii) grants to the Drag-Along Agents a proxy (which shall be deemed to be coupled with an interest and to be irrevocable) to vote the Units having voting power held by such Person and exercise any consent rights applicable thereto in favor of any such Approved Sale as provided in this Section 4.1; provided, however, that the Drag-Along Agents shall not exercise such powers-of-attorney or proxies with respect to any such Person unless such Person refuses or fails in a timely manner to comply with its obligations under this Section 4.1 and the exercise of rights under such powers-of-attorney and proxies shall be subject to all applicable Gaming Laws.  THE AGREEMENTS CONTAINED IN THIS SECTION 4.1 ARE COUPLED WITH AN INTEREST AND EXCEPT AS PROVIDED IN THIS AGREEMENT MAY NOT BE REVOKED OR TERMINATED DURING THE TERM OF THIS AGREEMENT.

Section 4.2             Compliance Procedures.  Each Company shall, and shall cause the Subsidiaries to, institute compliance procedures reasonably satisfactory to the Lender Directors relating to Gaming Laws, other material regulations applicable to their respective businesses and Bank Holding Company Act, anti-money laundering laws and other statutes, regulations and other laws to the extent applicable to them as a result of the Units being held by Equityholders.  Each of (a) Deutsche Bank and its Affiliates (so long as they collectively own at least 10% of the outstanding Units) and JPMorgan Chase Bank and its Affiliates (so long as they collectively own at least 10% of the outstanding Units) and (b) subject to applicable Gaming Laws, each Equityholder (other than any Equityholder referred to in clause (a)) owning, together with its Affiliates, at least 10% of the outstanding Units also shall have the right to participate in material regulatory proceedings relating to any Company; provided, however, that no Person referred to in clause (b) that is a Competitor shall have the right to participate in such regulatory proceedings.

Section 4.3             Permitted Reorganization.  In connection with a Qualified Public Offering, Holdco or New Propco shall, subject to applicable Gaming Laws and the receipt of all required Gaming Licenses, reorganize into a corporation, whether by conversion into a corporation, merger into a corporation, having all of the Equityholders contribute their Equity Interests to a corporation or otherwise (the “Permitted Reorganization”) and the Equityholders agree to do all things reasonably requested by the New Propco Board of Directors to effect such Permitted Reorganization.  In the event of a Permitted Reorganization of Holdco, each Unit shall be converted into shares of common stock of Newco and options or warrants to purchase Units will be converted into options or warrants to purchase common stock of Newco with substantially the same terms as the options or warrants being so converted.  Notwithstanding the above, nothing in this Section 4.3 shall be deemed to relieve any party of its obligations or modify any party’s rights or responsibilities under this Agreement.  Unless otherwise approved by a Supermajority of the Board of Directors of New Propco, the parties shall, in connection with a Qualified Public Offering use all reasonable efforts to consummate a Permitted Reorganization and to take all other steps reasonably necessary to position Newco to be a public company, including adoption of charter and by-laws appropriate for a public company, listing the stock of Newco on the New York Stock Exchange, the Nasdaq Global Market or another national securities exchange, adopting an appropriate committee structure for the Board of Directors of the resulting entity and instituting customary insider-trading and similar policies.

Section 4.4             Qualified Public Offering.  Effective upon the consummation of the Qualified Public Offering, the Equityholders shall cause the Board of Directors of Newco to be initially constituted with eight directors, consisting of (i) two directors designated by the Fertitta Voteco Member, (ii) two Lender Directors designated by the Bank Equityholders holding a majority of the Units held by all Bank Equityholders, (iii) two Independent Directors designated by the Fertitta Voteco Member and approved by a Majority of the Lender Directors, which approval shall not be unreasonably withheld, delayed or conditioned and (iv) two Independent Directors designated by a Majority of the Lender Directors and approved by the Fertitta Voteco Member, which approval shall not be unreasonably withheld, delayed or conditioned.

Section 4.5             Management Agreement.

(a)           Any decision by Holdco, New Propco or any Subsidiary to amend, extend, renew or terminate its respective Management Agreement, Manager Allocation Agreement or the Non-Competition Agreement (or to grant any waiver or consent or to take any enforcement action by a Company with respect to any such agreement) or to select any replacement management company and terms of any replacement management agreement and any amendments thereto may be made only by a Majority of the Lender Directors; provided, that with respect to the selection of a replacement management company and terms of any replacement management agreement and any amendments thereto:  (i) Fertitta Directors representing a majority of the votes entitled to be cast at a meeting of the relevant Board of Directors or Sub Board by the Fertitta Directors and a Majority of the Lender Directors would each have the right to propose a replacement management company by providing written notice to such Board of Directors or Sub Board within 90 days of the decision to terminate a Management Agreement; provided, that (A) no such proposed replacement management company of the Fertitta Directors may be an Affiliate of Fertitta Entertainment and (B) no such proposed replacement management company of the Lender Directors may be an Affiliate of any Non-Fertitta Equityholder owning 10% or more of the outstanding Units; (ii) if the Fertitta Directors have not proposed a replacement management company in accordance with clause (i) prior to the expiration of such 90-day period, then the replacement management company shall be, subject to applicable Gaming Laws and the receipt of all required Gaming Licenses, the replacement management company proposed by the Lender Directors in accordance with clause (i), if any; (iii) if the Lender Directors have not proposed a replacement management company in accordance with clause (i) prior to the expiration of such 90-day period, then the replacement management company shall be, subject to applicable Gaming Laws and the receipt of all required Gaming Licenses, the replacement management company proposed by the Fertitta Directors in accordance with clause (i); and (iv) if the Fertitta Directors have proposed a replacement management company within such 90-day period in accordance with clause (i) and do not approve the replacement management company proposed by the Lender Directors in accordance with clause (i) (it being understood that such approval may not be unreasonably withheld, delayed or conditioned) and the Lender Directors do not approve the replacement management company proposed by the Fertitta Directors in accordance with clause (i) (which approval may not be unreasonably withheld, delayed or conditioned), the choice of replacement management company shall be settled by arbitration, conducted in accordance with the provisions of Section 7.11, administered by the American Arbitration Association (“AAA”) in accordance with its Commercial Rules and judgment on the award rendered by an arbitrator who (a) has substantial experience in the hospitality industry, (b) is approved by Supermajority of the New Propco Board of Directors or, if no arbitrator shall have been selected within 60 days after the expiration of the 90-day period specified in clause (i) or, if earlier, within 60 days after both such majority of Fertitta Directors and Majority of the Lender Directors have each proposed replacement companies pursuant to clause (i), is selected in accordance with the rules of the AAA without a requirement that the selection be approved pursuant to this clause (b), (c) is not an Affiliate of, or a person who has any past, present, or currently contemplated future business or personal relationship with, any of the DB Equityholders, JPM Equityholders or Fertitta Equityholders, and (d) whose compensation is not fixed based upon the results of the issue at dispute; provided, that such arbitrator shall be required to choose a replacement management company from the replacement management companies proposed by the Fertitta Directors and the Lender Directors in accordance with clause (i); provided, further, that if the required Gaming

Licenses held by Fertitta Entertainment and its Controlled Affiliates are revoked, suspended or otherwise terminated by an Applicable Gaming Authority so that Fertitta Entertainment cannot continue to perform under any such Management Agreement, then a Majority of the Lender Directors shall have the right, subject to applicable Gaming Laws and the receipt of all required Gaming Licenses, to appoint an interim manager pending the selection of a replacement management company as per the above procedure.

(b)           Approvals, consents and other actions of the “Owner” under the Management Agreement shall be subject to the approval of:

(i)            a Majority of the Lender Directors, in the case of the definition of “Industry Consultant,” Sections 2.1, 3.2, 5.1, 5.2, 12.3, 14.1, 15.1, 15.2, and 15.4 and Schedule 5 of the Management Agreement;

(ii)           directors with a majority of the votes entitled to be cast by the Non-Fertitta Directors at any meeting of a Board of Directors or Sub Board, in the case of  Section 2.14 of the Management Agreement;

(iii)          both Independent Directors, in the case of the definition of “EBITDA” in the Management Agreement; and

(iv)          the applicable Board of Directors or Sub Board in all other cases under the Management Agreement;

provided, that any such approval shall not obviate the need to obtain the approvals, if any, required pursuant to a Supermajority or other approvals required by Sections 2.3, 4.2 and 4.5(a).

Section 4.6             Blockerco Rights, Covenants and Restrictions.

(a)           Each Blockerco Equityholder and holder of Debt Interests invested in a Blockerco or Permitted Leverage Vehicle shall cause the Organizational Documents of such Blockerco or Permitted Leverage Vehicle to be in form and substance reasonably acceptable to the Holdco Board of Directors.

(b)           (i)  Not less than ten Business Days prior to the Permitted Reorganization, each Blockerco shall be offered the opportunity to merge with and into Newco pursuant to which the Equity Interests in such Blockerco would be converted into shares of common stock of Newco and Holdco will consummate such mergers on a tax-free basis to the extent permitted by applicable law; and

(ii) in the event that Holdco becomes treated as an association taxable as a corporation for federal income tax purposes, each Blockerco shall be offered the opportunity to merge with and into Holdco pursuant to which the Equity Interests in such Blockerco would be converted into shares of common stock of Holdco and Holdco will use commercially reasonable efforts to consummate such mergers on a tax-free basis; provided, however, that all costs associated with such mergers described in this clause (ii) will be paid for prior to the consummation of any such merger by the Blockerco Equityholders invested in the respective Blockerco; and provided, further, that no such merger described in this clause (ii) involves any cost, tax or other detriment to Holdco or any of its Subsidiaries other than those expenses paid by the Blockerco Equityholders pursuant to the immediately preceding proviso.

(c)           Other than pursuant to a Permitted Transfer, without the prior approval of the Supermajority of the Holdco Board of Directors, each Blockerco and Permitted Leverage Vehicle agrees not to, and each Blockerco Equityholder and holder of Debt Interests that has invested in such Blockerco or Permitted Leverage Vehicle shall not permit such Blockerco to:

(i)            enter into any business or transaction other than the ownership, control, sale or other disposition of Holdco Equity Interests or any business or transaction reasonably related thereto in accordance with the terms of this Agreement;

(ii)           offer or sell any Equity Interests in such Blockerco, incur or suffer to exist any indebtedness, or otherwise accept any additional capital other than pursuant to the Restructuring Documents, in connection with the exercise of rights under this Agreement or in connection with a Permitted Leverage Transaction;

(iii)          grant any lien or security interest to any Person or otherwise encumber its property;

(iv)          commence any liquidation, dissolution or voluntary bankruptcy, administration, insolvency proceeding, recapitalization or reorganization in any form of transaction, any arrangement with creditors, or the consent to entry of an order for relief in an involuntary case, or the conversion of an involuntary case to a voluntary case, or the consent to any plan of reorganization in any involuntary or voluntary case, or the consent to the appointment or taking possession by a receiver, trustee or other custodian for all or any portion of its property, or otherwise seek the protection of any applicable bankruptcy or insolvency law;

(v)           amend, modify or supplement, in any material respect, its Organizational Documents or documents related to Permitted Leverage Transactions; provided, however, that in the event that an Initial Public Offering does not occur prior to the five-year anniversary of the Effective Date, any note evidencing Debt Interests may, on no more than one occasion, be refinanced by the holder of such note on terms identical to those of, and with the same holder as, such note (except as otherwise approved by the Supermajority of the Board of Directors of Holdco), other than a market rate of interest and a maturity date no later than the five-year anniversary of the date of such refinancing (it being understood, that any such refinancing shall be considered a Transfer of such note evidencing any Debt Interests and subject to any applicable restrictions); or

(vi)          in connection with any Permitted Leverage Transaction, no Permitted Leverage Vehicle shall Transfer the loans referred to in the definition of “Permitted Leverage Transaction.”

(d)           Promptly following execution thereof, each Blockerco and Permitted Leverage Vehicle shall provide copies of its Organizational Documents, documents related to Permitted Leverage Transactions and each amendment to any of the foregoing to Holdco.

(e)           Holdco, in its capacity as manager of the Principal Blockercos, shall provide customary administrative services to the Principal Blockercos related to preparing reports required to be delivered to the respective holders of Equity Interests in such Principal Blockercos and facilitating permitted Warrant exercises and Transfers permitted by the terms of this Agreement and the Organizational Documents of the Principal Blockercos.  Holdco shall pay or reimburse the Principal Blockercos for all franchise taxes and other fees, taxes (excluding taxes based on or measured by income, profits or capital (to the extent imposed in lieu of or as part of an income tax)) and expenses required to maintain such Principal Blockercos’ respective limited liability company existence and, to the extent that Holdco does not provides such services, customary administrative costs related to preparing reports required to be delivered to their respective holders of Equity Interests and facilitating permitted Warrant exercises and Transfers permitted by the terms of this Agreement and the Organizational Documents of the Principal Blockercos; provided, however, that the aggregate amount of all such payments for all Principal Blockercos shall not exceed (i) $250,000 for the 12-month period beginning as of the first day of the month in which the Effective Date occurred, and (ii) $100,000 for each 12-month period thereafter.

Section 4.7             Unit Splits, Dividends and Distributions.  Holdco shall not effect (i) any subdivision (by Unit split or otherwise) or any combination (by reverse Unit split or otherwise) of any outstanding Units without effecting such subdivision or split of all outstanding Units and (ii) any dividend or distribution in respect of any Holdco Equity Interest that is not pro rata with respect to all other Holdco Equity Interests within the same class or series.

ARTICLE 5.  REGISTRATION RIGHTS

Section 5.1             Demand Registrations.

(a)           Timing of Demand Registrations.  At any time and from time to time after the 4½-year anniversary of the Effective Date, subject to applicable Gaming Laws, any Major Holder, acting alone or jointly with other Major Holders (the “Exercising Holders”), may request registration under the Securities Act (a “Demand Registration”) of all or any portion of such Major Holders’ Registrable Securities on Form S-1 or any similar long-form registration (a “Long-Form Registration”) or, if available, on Form S-3 or any similar short-form registration (a “Short-Form Registration”); provided, however, that Newco shall not be obligated to (i) effect any Demand Registration that constitutes the Initial Public Offering pursuant to this Section 5.1 (including filing a Registration Statement) unless (1) the request for such Demand Registration shall have been made by Major Holders that include (A) one or more Fertitta Holders or (B) Non-Fertitta Holders holding a majority of the Registrable Securities held by all Non-Fertitta Holders and (2) the Initial Public Offering shall constitute a Qualified Public Offering, or (ii) consummate such Initial Public Offering prior to the five-year anniversary of the Effective Date.  Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered.

(b)           Numbers and Allocation of Demand Registrations.

(i)            Long-Form Registrations.  The Major Holders shall be entitled to request no more than four Long-Form Registrations in the aggregate pursuant to this Section 5.1.

(ii)           Short-Form Registrations.  The Major Holders shall be entitled to request an unlimited number of Short-Form Registrations pursuant to this Section 5.1.  Demand Registrations will be Short-Form Registrations whenever Newco is permitted to use any applicable short form.

(c)           Participation.  Within 20 days of the receipt of any request for a Demand Registration, Newco shall give written notice of such request to all Holders.  Subject to the provisions of this Section 5.1 (including Section 5.1(d)), Newco shall include in such Demand Registration all Registrable Securities that the Holders request to be registered in a written request from such Holders received by Newco within 15 days of the mailing of Newco’s notice pursuant to this Section 5.1(c).  Subject to Section 5.1(d), Newco may include in such Demand Registration securities for sale for its own account or for the account of other security holders.  In connection with the Demand Registration that constitutes the Initial Public Offering, either (i) Fertitta Holders that own a majority of the Units held by Fertitta Equityholders, or (ii) Bank Equityholders that own a majority of the Units held by Non-Fertitta Equityholders, may require Newco to issue and sell Capital Stock in such registration constituting, after giving effect to such sale and issuance, up to 15% of its outstanding Capital Stock (such Capital Stock as so requested, the “Primary Shares”).

(d)           Priority on Demand Registrations.  Newco shall not include in any Demand Registration any securities which are not Registrable Securities of a Holder without the prior written consent of the Exercising Holder(s).  If a Demand Registration is an underwritten offering and the managing underwriters advise Newco in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold in an orderly manner in such offering within a price range acceptable to the Exercising Holder(s), Newco shall include in such Demand Registration (i) first, the Primary Shares; (ii) second, the Registrable Securities of the Holders on a pro rata basis based on the number of Registrable Securities requested to be included by such Holders in such Demand Registration; (iii) third, shares of Newco that are not Primary Shares; and (iv) fourth, if permitted hereunder, any other securities requested to be included in such Demand Registration which securities, in the opinion of such underwriters, can be sold in an orderly manner within the price range of such offering; provided, that, in the event the Holders are not permitted as a result of such underwriter’s advice to include at least 90% of the Registrable Securities requested to be included in such registration by such Holders, then such request and related registration shall not constitute one of the Demand Registrations to which the Major Holders are entitled to request pursuant to Section 5.1(b).

(e)           Shelf Registration.   In the event that the Exercising Holder(s) indicate in the request for a Demand Registration that such Demand Registration is to be made on a Registration Statement pursuant to Rule 415 under the Securities Act, Newco shall, notwithstanding Sections 5.3(a) and 5.3(k), keep such shelf Registration Statement continuously effective (and supplemented and amended as required by the provisions of Section 5.3) to the extent necessary to ensure that it is available for resales of Registrable Securities included in such registration, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC as announced from time to time, from the effective date of such Registration Statement until the earlier of (x) 24 months from such effective date, (y) the date all

Registrable Securities covered by such Registration Statement have been sold in the manner set forth and as contemplated in such Registration Statement and (z) the date on which all Registrable Securities may be sold without registration and without compliance with the volume, public information, notice filing or other requirements pursuant to Rule 144 of the Securities Act.

(f)            Restrictions on Demand Registrations.  Newco shall not be obligated to effect any Demand Registration pursuant to this Section 5.1 (including filing a Registration Statement) within three months after the effective date of a previous registration pursuant to this Section 5.1 or a previous registration under which the Holders had piggyback rights pursuant to Section 5.2 hereof (irrespective of whether such rights were exercised).  Newco may postpone for up to two months the filing or the effectiveness of a Registration Statement for a Demand Registration if, based on the good-faith judgment of Newco’s Board of Directors (after consultation with its legal and financial advisors), such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by Newco or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization, joint venture or other transaction material to the business of Newco, as determined by the Board of Directors of Newco in its good-faith reasonable judgment; provided, that in such event, the Exercising Holders(s) initially requesting such Demand Registration shall be entitled to withdraw such request and, if such request is withdrawn, such Exercising Holder(s) shall retain their rights pursuant to this Section 5.1 as if the request for such Demand Registration was not made and any related registration shall not count as one of the permitted Demand Registrations of the Major Holders under this Section 5.1 and Newco shall pay all Registration Expenses in connection with such registration.  Newco shall provide written notice to the Holders of (x) any postponement or withdrawal of the filing or effectiveness of a Registration Statement pursuant to this Section 5.1(f), (y) Newco’s decision to file or seek effectiveness of such Registration Statement following such withdrawal or postponement and (z) the effectiveness of such Registration Statement.

Section 5.2             Piggyback Registrations.

(a)           Piggyback Rights.  If (but without any obligation to do so) Newco proposes to register, whether or not for its own account, any Capital Stock in Newco in connection with the public offering for cash of such securities (but excluding any (i) registration made pursuant to Section 5.1, (ii) registration relating solely to the sale of securities to participants in a Company sponsored benefit plan on Form S-1 or Form S-8 under the Securities Act or similar forms that may be promulgated under the Securities Act in the future and (iii) registration relating to a corporate reorganization, acquisition or other transaction under Rule 145 of the Securities Act on Form S-4 under the Securities Act or similar forms that may be promulgated under the Securities Act in the future), Newco shall, at such time, promptly give each Holder written notice of such registration.  Upon the written request of each Holder given in writing to Newco within 15 days after receipt of such notice by Newco, Newco shall, subject to the provisions of this Section 5.2, include in the Registration Statement all of the Registrable Securities that each such Holder has requested to be registered.

(b)           Right to Terminate Registration.  Newco shall have the right to terminate or withdraw any registration initiated by it under this Section 5.2 prior to the effectiveness of such registration and the commencement of the public offer of the securities covered by such registration whether or not any Holder has elected to include securities in such registration.  The expenses of such withdrawn registration shall be borne by Newco in accordance with Section 5.5 hereof.  Any such withdrawal shall be without prejudice to the rights of any Holder to request that a registration be effected under Section 5.1 or to be included in subsequent registrations under Section 5.2(a).

(c)           Underwriting Requirements.  In connection with any offering involving an underwriting of shares of common stock for the benefit of Newco or any security holder of Newco, Newco shall not be required under this Section 5.2 to include any of the Holders’ Registrable Securities in such underwriting pursuant to this Section 5.2 unless they accept the terms of the underwriting as agreed upon between Newco and the underwriters selected by it and enter into an underwriting agreement in customary form with an underwriter or underwriters selected by Newco.  Notwithstanding any other provision of this Section 5.2, if the managing underwriters with respect to the proposed offering advise Newco in writing that in their opinion the number of securities requested to be included in such registration exceeds the number of securities which can be sold in such offering without being likely to have a material adverse effect on the offering of securities as then contemplated (including a material adverse effect on the price at which it is proposed to sell the securities), then Newco shall so advise all holders of securities that would otherwise be included in such registration, and the number of shares that may be included in the registration shall be allocated:  (A) first, to securities being sold for the account of Newco, (B) second, pro rata among the Holders electing to participate in such registration in accordance with this Section 5.2 according to the total amount of Registrable Securities requested to be included in such registration and (C) last, pro rata among the other selling security holders of Newco according to the total amount of securities requested to be included in such registration.

(d)           Selection of Underwriters.  Subject to compliance with Section 2.3, Newco shall have the right to select the managing underwriter or underwriters to administer any offering pursuant to this Section 5.2.

Section 5.3             Obligations of Newco.  Whenever required under this Article 5 to effect the registration of any Registrable Securities, Newco shall, as expeditiously as reasonably possible:

(a)           prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, subject to Section 5.1(e), keep such Registration Statement effective for a period of up to 180 days or, if earlier, until the distribution contemplated in the Registration Statement has been completed;

(b)           prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration as may be necessary to comply with the provisions of the Securities Act with respect to disposition of all securities covered by such Registration Statement for the period set forth in paragraph (a) above or Section 5.1(e), as applicable;

(c)           furnish to each selling Holder and their counsel selected in accordance with Section 5.5 copies of all documents proposed to be filed with the SEC in connection with such registration, which documents will be provided to such counsel and each selling Holder prior to the filing thereof;

(d)           furnish to the selling Holders, without charge, such number of (i) conformed copies of the Registration Statement and of each amendment or supplement thereto (in each case including all exhibits and documents filed therewith), and (ii) copies of the prospectus included in such Registration Statement, including each preliminary prospectus and any summary prospectus, in conformity with the requirements of the Securities Act, and such other documents, in each case, as they may reasonably request in order to facilitate the disposition of Registrable Securities held by them in accordance with the intended method or methods of such disposition;

(e)           in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering and enter into such other agreements and take such other actions in order to expedite or facilitate the disposition of such Registrable Securities, including preparing for, and participating in, “road shows” and all other customary selling efforts, all as the underwriters reasonably request;

(f)            notify each selling Holder covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of (i) the issuance or, to its knowledge, threatened issuance of any stop order by the SEC in respect of such Registration Statement (and use every reasonable effort to prevent the entry of such stop order or obtain the lifting of any such stop order at the earliest possible moment), (ii) any period when the Registration Statement ceases to be effective, or (iii) the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such selling Holder a reasonable number of copies of any supplement to or amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(g)           cause all such Registrable Securities registered hereunder to be listed on each securities exchange or any automated quotation system on which similar securities issued by Newco are then listed or, if not so listed, use its commercially reasonable efforts to cause such Registrable Securities registered hereunder to be listed on a securities exchange or any automated quotation system selected by the Board of Directors;

(h)           enter into reasonable “lock-up” agreements restricting Newco’s right to issue or sell the Equity Interests or any rights or derivative contracts with respect thereto for a period not to exceed 180 days from the effective date of the Registration Statement relating to an underwritten public offering, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances; provided, that for any subsequent offerings, the lock-up period shall be reduced to be a maximum of 90 days, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances;

(i)            provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(j)            use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions in the United States as shall be reasonably requested by the selling Holders and such other jurisdictions as shall be reasonably requested by the managing underwriters (or obtain an exemption from registration or qualification under such laws) and do any and all other acts and things which may be necessary or advisable to enable such selling Holders to consummate the disposition of the Registrable Securities in such jurisdictions in accordance with the intended method or methods of distribution thereof; provided, however, that Newco shall not be required in connection therewith or as a condition thereto to qualify to do business, where not otherwise required, or to file a general consent to service of process or become subject to taxation in any such states or jurisdictions;

(k)           use its best efforts to cause all Registrable Securities covered by such Registration Statement to be registered with or approved by such other Governmental Authorities, including the Gaming Authorities, as may be necessary by virtue of the business and operations of Newco and its Subsidiaries to enable each selling Holder thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(l)            otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement of Newco (in form complying with the provisions of Rule 158 under the Securities Act) covering, subject to Section 5.1(e), the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the Registration Statement; and

(m)          use its best efforts to take all other reasonable and customary steps typically taken by issuers to effect the registration and disposition of such Registrable Securities as contemplated hereby.

Section 5.4             Obligations of Holder.

(a)           Information from Holder.  It shall be a condition precedent to the obligations of Newco to take any action pursuant to this Article 5 with respect to the Registrable Securities of any selling Holder that such Holder shall, within ten Business Days of a request by Newco, furnish to Newco such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required by Newco to effect the registration of such Holder’s Registrable Securities.

(b)           Participation in Underwritten Registrations.  No Holder may participate in any registration hereunder which is underwritten unless such Holder (a) agrees to sell such Holder’s securities on the basis provided in any underwriting arrangements approved by the Person(s) entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(c)           Each Holder shall enter into reasonable “lock-up” agreements restricting such Holder’s right to transfer the Equity Interests or any rights or derivative contracts with respect thereto for a period not to exceed 180 days from the effective date of the Registration Statement relating to an underwritten public offering, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances; provided, that for any subsequent offerings, the lock-up period shall be reduced to be a maximum of 90 days, plus any applicable extension of such period as may be provided for in a customary “booster shot” provision provided for in such lock-up agreement, which extends such time period under certain circumstances.

Section 5.5             Expenses of Registration.  All expenses (other than underwriting discounts and commissions) incurred in connection with registrations pursuant to Sections 5.1 and 5.2, including all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for Newco, all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by Newco and the reasonable fees and disbursements of one counsel for the selling Holders selected by Holders holding a majority of the Registrable Securities being sold in such offering included in such registration (collectively, “Registration Expenses”), shall be borne by Newco.

Section 5.6             Indemnification.  In the event any Registrable Securities are included in a Registration Statement under this Article 5:

(a)           To the fullest extent permitted by law, Newco will indemnify and hold harmless each Holder, the partners, members, managers, officers and directors of each Holder, each Observer, any underwriter (as defined in the Securities Act) for such Holder and each Person, if any, who controls such Holder or underwriter, within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, expenses or liabilities (joint or several) (or actions, proceedings or settlements in respect thereof), to which they may become subject under the Securities Act, the Exchange Act or other federal, state or foreign securities laws, or common law, insofar as such losses, claims, damages, expenses or liabilities (or actions proceeding or settlements in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a “Violation”) by Newco:  (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus (or similar offering documents) contained therein or any amendments or supplements thereto, or any other document required in connection therewith or any qualification or compliance associated therewith; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation of the Securities Act, the Exchange Act, any state or foreign securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or other federal, state or foreign securities laws or common law; and Newco will reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending or settling any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 5.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Newco (which consent shall not be unreasonably withheld, delayed or conditioned), nor shall Newco be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling Person.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Person seeking indemnity and shall survive the transfer of such securities by any such Person.

(b)           To the extent permitted by law, each selling Holder, on a several and not joint basis, will indemnify and hold harmless Newco, each of its directors, each of its officers who signed the Registration Statement, each Person, if any, who controls Newco within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such Registration Statement and any controlling Person of any such underwriter or other Holder, against any losses, claims, damages, expenses or liabilities (joint or several) (or actions, proceedings or settlements in respect thereof) to which any of the foregoing Persons may become subject, under the Securities Act, the Exchange Act or other federal, state or foreign securities laws, or common law, insofar as such losses, claims, damages or liabilities (or actions proceedings or settlements in respect thereto) arise out of or are based upon any Violation (but excluding clause (iii) of the definition thereof), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any Person intended to be indemnified pursuant to this Section 5.6(b) for any legal or other expenses reasonably incurred by such Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 5.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld, delayed or conditioned); provided, further that in no event shall any indemnity under this Section 5.6(b) exceed the net proceeds from the offering received by such Holder.

(c)           Promptly after receipt by an indemnified party under this Section 5.6 of written notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 5.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties that may be represented without conflict, together with one local counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 5.6 to the extent of such prejudice, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.6.  No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or action.

(d)           If the indemnification provided for in this Section 5.6 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of and, except as to Newco where Newco does not participate in the offering, the relative benefits received by the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense, as well as any other relevant equitable considerations; provided, that no Person guilty of fraud shall be entitled to contribution.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.  The relative benefits received by the indemnifying party and the indemnified party shall be determined by reference to the net proceeds and underwriting discounts and commissions from the offering received by each such party.  In no event shall any contribution of any Holder under this Section 5.6(d) exceed the net proceeds from the offering received by such Holder, less any amounts paid under Section 5.6(b).

(e)           Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into by Newco and a Holder in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control with respect to Newco and such Holder.

(f)            The obligations of Newco and Holders under this Section 5.6 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Article 5 and the termination of this Agreement.

(g)           The obligations of the parties under this Section 5.6 shall be in addition to any liability which any party may otherwise have to any other party.

ARTICLE 6.  INDEMNIFICATION

Section 6.1             New Propco Indemnification.

(a)           The New Propco Indemnifying Entities shall indemnify and hold harmless each New Propco Covered Person to the fullest extent permitted by the Act, including from and against any reasonable expenses (including reasonable attorney’s fees, judgments, fines and amounts paid in settlement) (i) suffered or sustained by reason of any act performed or omission made by such New Propco Covered Person in good faith on behalf of any New Propco Indemnifying Entity and in a manner reasonably believed to be within the scope of authority conferred on such New Propco Covered Person and otherwise not inconsistent with its duties owed to such New Propco Indemnifying Entity, (ii) actually and reasonably incurred by such New Propco Covered Person in connection with any threatened, pending or completed action, suit or proceeding (other than one by or in the right of any New Propco Indemnifying Entity) if such New Propco Covered Person acted in good faith and in a manner which such New Propco Covered Person reasonably believed to be in furtherance of the interests of such New Propco Indemnifying Entity and otherwise not inconsistent with its duties owed to such New Propco Indemnifying Entity and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful, and (iii) actually and reasonably incurred by such New Propco Covered Person in connection with the defense or settlement of an action or suit by or in the right of any New Propco Indemnifying Entity to procure a judgment in its favor if such New Propco Covered Person acted in good faith and in a manner which such New Propco Covered Person reasonably believed to be in furtherance of the interests of such New Propco Indemnifying Entity and otherwise not inconsistent with its duties owed to such New Propco Indemnifying Entity.

(b)           Expenses (including attorneys’ fees) incurred by a New Propco Covered Person in a civil or criminal action, suit or proceeding shall be paid by the New Propco Indemnifying Entities in advance of the final disposition of such action, suit or proceeding; provided, that if a New Propco Covered Person is advanced such expenses and it is later determined that such New Propco Covered Person was not entitled to indemnification with respect to such action, suit or proceeding, then such New Propco Covered Person shall reimburse the New Propco Indemnifying Entities for such advances.

Section 6.2             New Opco Indemnification.

(a)           The New Opco Indemnifying Entities shall indemnify and hold harmless each New Opco Covered Person to the fullest extent permitted by the Act, including from and against any reasonable expenses (including reasonable attorney’s fees, judgments, fines and amounts paid in settlement) (i) suffered or sustained by reason of any act performed or omission made by such New Opco Covered Person in good faith on behalf of any New Opco Indemnifying Entity and in a manner reasonably believed to be within the scope of authority conferred on such New Opco Covered Person and otherwise not inconsistent with its duties owed to such New Opco Indemnifying Entity, (ii) actually and reasonably incurred by such New Opco

Covered Person in connection with any threatened, pending or completed action, suit or proceeding (other than one by or in the right of any New Opco Indemnifying Entity) if such New Opco Covered Person acted in good faith and in a manner which such New Opco Covered Person reasonably believed to be in furtherance of the interests of such New Opco Indemnifying Entity and otherwise not inconsistent with its duties owed to such New Opco Indemnifying Entity and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful, and (iii) actually and reasonably incurred by such New Opco Covered Person in connection with the defense or settlement of an action or suit by or in the right of any New Opco Indemnifying Entity to procure a judgment in its favor if such New Opco Covered Person acted in good faith and in a manner which such New Opco Covered Person reasonably believed to be in furtherance of the interests of such New Opco Indemnifying Entity and otherwise not inconsistent with its duties owed to such New Opco Indemnifying Entity.

(b)           Expenses (including attorneys’ fees) incurred by a New Opco Covered Person in a civil or criminal action, suit or proceeding shall be paid by the New Opco Indemnifying Entities in advance of the final disposition of such action, suit or proceeding; provided, that if a New Opco Covered Person is advanced such expenses and it is later determined that such New Opco Covered Person was not entitled to indemnification with respect to such action, suit or proceeding, then such New Opco Covered Person shall reimburse the New Opco Indemnifying Entities for such advances.

Section 6.3             New Propco Landco Indemnification.

(a)           The New Propco Landco Indemnifying Entities shall indemnify and hold harmless each New Propco Landco Covered Person to the fullest extent permitted by the Act, including from and against any reasonable expenses (including reasonable attorney’s fees, judgments, fines and amounts paid in settlement) (i) suffered or sustained by reason of any act performed or omission made by such New Propco Landco Covered Person in good faith on behalf of any New Propco Landco Indemnifying Entity and in a manner reasonably believed to be within the scope of authority conferred on such New Propco Landco Covered Person and otherwise not inconsistent with its duties owed to such New Propco Landco Indemnifying Entity, (ii) actually and reasonably incurred by such New Propco Landco Covered Person in connection with any threatened, pending or completed action, suit or proceeding (other than one by or in the right of any New Propco Landco Indemnifying Entity) if such New Propco Landco Covered Person acted in good faith and in a manner which such New Propco Landco Covered Person reasonably believed to be in furtherance of the interests of such New Propco Landco Indemnifying Entity and otherwise not inconsistent with its duties owed to such New Propco Landco Indemnifying Entity and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful, and (iii) actually and reasonably incurred by such New Propco Landco Covered Person in connection with the defense or settlement of an action or suit by or in the right of any New Propco Landco Indemnifying Entity to procure a judgment in its favor if such New Propco Landco Covered Person acted in good faith and in a manner which such New Propco Landco Covered Person reasonably believed to be in furtherance of the interests of such New Propco Landco Indemnifying Entity and otherwise not inconsistent with its duties owed to such New Propco Landco Indemnifying Entity.

(b)           Expenses (including attorneys’ fees) incurred by a New Propco Landco Covered Person in a civil or criminal action, suit or proceeding shall be paid by the New Propco Landco Indemnifying Entities in advance of the final disposition of such action, suit or proceeding; provided, that if a New Propco Landco Covered Person is advanced such expenses and it is later determined that such New Propco Landco Covered Person was not entitled to indemnification with respect to such action, suit or proceeding, then such New Propco Landco Covered Person shall reimburse the New Propco Landco Indemnifying Entities for such advances.

Section 6.4             Indemnification under Management Agreement.  Notwithstanding anything in this Agreement to the contrary, no New Opco Covered Person, New Propco Covered Person or New Propco Landco Covered Person that is a manager under any of the Management Agreements or that is an Affiliate of any such manager shall be entitled to indemnification under this Agreement for losses or expenses arising out of, relating to, or incurred in connection with a matter to the extent that a Company (or any Affiliate, agent, officer, employee, director, member, trustee, partner, manager, employee or shareholder thereof) is entitled to indemnification from the manager under a Management Agreement under Section 10.5(a) of such Management Agreement (or any similar indemnification provisions in future Management Agreements) in connection with such matter.

ARTICLE 7.  MISCELLANEOUS

Section 7.1             Amendments and Waivers.  The Organizational Documents of any of Voteco, Holdco or New Propco and this Agreement may be amended, modified, repealed or altered only by a majority of the Fertitta Holders (or, in the case of Article 2 or the defined terms to the extent used therein, a Majority of the Fertitta Designated Equityholders) and a Majority of the Bank Equityholders (or, in the case of Article 2 or the defined terms to the extent used therein, a Majority of the Bank Designated Equityholders) (except as provided in Section 4.3); provided, however, that:  (i) each such amendment or waiver to this Agreement that would reasonably be expected to materially and adversely affect the rights of the Bank Equityholders shall require the approval of the holders of at least two-thirds of the Units held by the Bank Equityholders; (ii) unless otherwise specifically contemplated by this Agreement, no such amendment or waiver shall disproportionately, materially and adversely affect the rights of any Equityholders without the prior consent of a majority (measured by Equity Interests held) of the Equityholders so adversely affected; and (iii) Section 2.13(a), 2.13(f), 2.14, 4.6 or this clause (iii) shall not be amended or waived without the prior consent of the Majority of the Qualifying Creditor Equityholders.  Holdco shall send to each Equityholder a copy of any amendment to this Agreement.  Each Equityholder hereby agrees to cooperate and take all actions reasonably requested by the Holdco Board of Directors to give effect to any amendment to this Agreement approved in accordance with this Section 7.1.

Section 7.2             Termination.

(a)           Any Equityholder who ceases to own any Equity Interests in accordance with the terms of this Agreement shall cease to be a party to, or Person who is subject to, this Agreement and thereafter shall have no rights or obligations hereunder; provided, that (i) any Transfer of Equity Interests by any Equityholder in breach of this Agreement shall not relieve such Equityholder of liability for any such breach and (ii) any Person that is removed as a Voteco Equityholder shall continue to be bound by Section 2.1(n).

(b)           All rights and obligations pursuant to this Agreement other than Article 5 shall terminate and be of no further force or effect upon the consummation of a Qualified Public Offering.

Section 7.3             Notices.  All notices, demands or requests required or permitted under this Agreement must be in writing, and shall be made by hand delivery, certified mail, electronic transmission, overnight courier service or facsimile to the address or facsimile number set forth below such Equityholder’s name on the signature page hereto, but any party may designate a different address, or facsimile number by a notice similarly given to the other parties hereto.  Any such notice or communication shall be deemed given when delivered by hand, if delivered on a Business Day, the next Business Day after delivery by hand if delivered by hand on a day that is not a Business Day; four Business Days after being deposited in the United States mail, postage prepaid, return receipt requested, if mailed; on the next Business Day after being deposited for next day delivery with Federal Express or a similar overnight courier; when receipt is acknowledged, if sent by facsimile on a Business Day; and the next Business Day following the day on which receipt is acknowledged if sent by facsimile on a day that is not a Business Day.

Section 7.4             Entire Agreement.  This Agreement, together with the Restructuring Documents and the limited liability company agreements and operating agreements of the Companies, constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof.  It supersedes any prior agreement or understandings among them with respect to the subject matter hereof and thereof, and it may not be modified or amended in any manner other than as set forth herein.

Section 7.5             Governing Law.  This Agreement and the rights of the parties hereunder shall be governed by and interpreted in accordance with the law of the State of Delaware without regard to its conflict-of-laws principles.

Section 7.6             Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced as a result of any rule of law or public policy, all other terms and other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the greatest extent possible.

Section 7.7             Effect.  Except as herein otherwise specifically provided, this Agreement shall be binding upon and inure to the benefit of the parties and their legal representatives, successors and permitted assigns.

Section 7.8             Captions.  Captions contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provision hereof.

Section 7.9             Counterparts.  This Agreement may contain more than one counterpart of the signature page and this Agreement may be executed by the affixing of the signatures of each of the Equityholders to one of such counterpart signature pages.  All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

Section 7.10           Waiver of Trial by Jury.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY MATTER ARISING HEREUNDER.

Section 7.11           Binding Arbitration.  Any dispute, claim or controversy arising out of or relating to this Agreement that cannot be resolved amicably by the parties, including the scope or applicability of this agreement to arbitrate, shall be determined by binding arbitration pursuant to Section 349 of the Rules of the Court of Chancery of the State of Delaware if it is eligible for such arbitration.  If the dispute claim or controversy is not eligible for such arbitration, it shall be settled by arbitration administered by the AAA in accordance with its Commercial Rules and judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof.  Any AAA arbitration proceeding shall be conducted in the State of Delaware.  The AAA arbitrator shall have the authority to award any remedy or relief that a court of competent jurisdiction could order or grant, including the issuance of an injunction or other equitable relief.  However, any party may, without inconsistency with this arbitration provision, apply to any court having jurisdiction hereof and seek interim provisional, injunctive or other equitable relief until the arbitration award is rendered or the controversy is otherwise resolved.  Except as necessary in court proceedings to enforce this arbitration provision or an award rendered hereunder, or to obtain interim relief, neither a party nor an arbitrator may disclose the existence, content, or results of any arbitration hereunder without the prior written consent of both parties.

Section 7.12           Gaming Suitability.

(a)           At such time and for so long as any of the Companies or Equityholders are and remain subject to the jurisdiction of any Gaming Authorities under applicable Gaming Laws, the ownership of Equity Interests therein shall be subject to all applicable provisions of Gaming Laws.

(b)           The election, designation or appointment of an individual to serve as a director on a Board of Directors or Sub Board, or as a manager or an officer of Holdco, New Propco, Voteco or any Subsidiary is subject to any qualifications, findings of suitability, approvals and other Gaming Licenses (collectively, “Qualifications”) required under any applicable Gaming Laws to be obtained prior to the election or appointment (it being understood that, if not prohibited by applicable Gaming Laws, any such individual will be so elected, designated or appointed without any such Qualifications, subject to the requirement to make subsequent filings or receive subsequent Qualifications required under applicable Gaming Laws).  For purposes of this Agreement, an individual shall be qualified to serve as such a director, manager or officer for so long as that individual is determined to be, and continues to be, licensed, qualified and found suitable by all Gaming Authorities having jurisdiction over such entity or any such director, manager or officer and under all applicable Gaming Laws.

Section 7.13           Gaming Redemption.

(a)           The Equity Interests (“Affected Interests”) in Holdco or Voteco (the “Applicable Company”) owned or controlled directly or indirectly (including through a Blockerco) by an Unsuitable Person or an Affiliate of an Unsuitable Person (the “Affected Equityholder”) shall be subject to redemption by the Applicable Company, out of funds legally available therefor, to the extent required by the Gaming Authority making the determination of unsuitability or reasonably deemed necessary or advisable by the Applicable Company’s Board of Directors.  If the Gaming Authority or the Applicable Company’s Board of Directors making the determination of unsuitability requires or deems it reasonably necessary or advisable to redeem the Affected Interests, the Applicable Company’s Board of Directors shall give a Redemption Notice to the Affected Equityholder and, if the Affected Equityholder owns the Affected Interests through a Blockerco, such Blockerco, and shall thereafter proceed to purchase the Affected Interests on the Redemption Date for the Redemption Price, subject to any approvals, conditions or limitations under applicable Gaming Laws.  If the Affected Equityholder owns the Affected Interests through a Blockerco, on the Redemption Date, immediately upon receipt of the Redemption Price, such Blockerco shall redeem all Equity Interests and Debt Interests held by such Affected Equityholder in consideration for the Redemption Price.  From and after the Redemption Date, the Affected Interests and, if the Affected Equityholder owns the Affected Interests through a Blockerco, all Debt Interests and Equity Interests in such Blockerco, shall no longer be outstanding, the Affected Equityholder shall cease to be a member, partner or stockholder of the Applicable Company or, if applicable, such Blockerco, and all rights of the Affected Equityholder herein and in the Organizational Documents of the Applicable Company or such Blockerco, other than the right to receive the Redemption Price, shall cease.  The Affected Equityholder shall surrender any certificates representing the Affected Interests to be redeemed in accordance with the requirements of the Redemption Notice.

(b)           The Holdco LLCA and Voteco LLCA shall provide that commencing on the date that an Equityholder in such Company becomes an Affected Equityholder, and until the Affected Interests of such Affected Equityholder are redeemed or are transferred to a Person who is not an Unsuitable Person in a transfer permitted by the terms of this Agreement, such Affected Equityholder shall not be entitled to:  (i) receive any distributions with regard to such Affected Interests; (ii) exercise, directly or indirectly or through any proxy, trustee, or nominee, any voting or other right conferred by such Affected Interests, and Affected Interests shall not for any purposes be included in the Equity Interests of such Company entitled to vote, or (iii) receive any remuneration in any form from any of the Companies, Equityholders or any Affiliate of the any of them for services rendered or otherwise.  The Organizational Documents of each Blockerco shall provide that commencing on the date that an Equityholder in such Blockerco becomes an Affected Equityholder, and until the Affected Interests of such Affected Equityholder are redeemed or are transferred to a Person who is not an Unsuitable Person in a transfer permitted by the terms of this Agreement, such Affected Equityholder shall not be entitled to:  (i) receive any distributions or payments with regard to its Equity Interests or Debt Interests in such Blockerco; (ii) exercise, directly or indirectly or through any proxy, trustee, or nominee, any voting or other right conferred by such Equity Interests or Debt Interests, and such Equity Interests shall not for any purposes be included in the Equity Interests of such Blockerco entitled to vote; or (iii) receive any remuneration in any form from the Blockerco or any of the Companies, Equityholders or any Affiliate of the either of them for services rendered or otherwise.

(c)           All notices given pursuant to this Section, including Redemption Notices, shall be in writing and shall be given in accordance with Section 7.3.

(d)           Each Affected Equityholder shall indemnify and hold harmless the Companies and Equityholders and their respective Affiliates for any and all losses, costs and expenses, including attorneys’ fees, incurred by them as a result of, or arising out of, such Affected Equityholder’s refusal or failure to comply with the provisions of this Section and the provisions of the related limited liability company agreement described in paragraph (b) above, or failure to promptly divest itself of any Affected Interests when required to do so by this Section 7.13.

(e)           The right of redemption provided in this Section shall not be exclusive of any other rights any of the Companies or Equityholders or their respective Affiliates may have under this Agreement or hereafter acquire under any other agreement or otherwise.

(f)            Nothing contained in this Section shall limit the authority of any Company to take such other action to the extent permitted by law as it deems necessary or advisable to protect such Company or its Affiliates from the denial or threatened denial or loss or threatened loss of any Gaming Licenses or as required by any Gaming Authority.  Without limiting the generality of the foregoing, such Company’s Board of Directors or Sub Board may, to the extent permitted by law, from time to time establish, modify, amend or rescind regulations, and procedures of such Company not inconsistent with the express provisions of this Section for the purpose of determining whether any Person is an Unsuitable Person and, as applicable, for the orderly application, administration and implementation of the provisions of this Section.

(g)           Except as may be required by any applicable Gaming Laws or a Gaming Authority, Holdco or Voteco may waive any of the rights of such Company or any restrictions contained in this Section in any instance in which the such Company’s Board of Directors determines that a waiver would be in the best interests of such Company.  Except as may be required by a Gaming Authority, nothing in this Section shall be deemed or construed to require Holdco or Voteco to repurchase any Affected Interest of an Affected Equityholder.

Section 7.14           Restructuring, Exchanges, etc.  Except as expressly provided herein, the provisions of this Agreement shall apply to any and all Equity Interests of Voteco, Holdco and New Propco or any successor or assignee of Voteco, Holdco or New Propco (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for, or in substitution for such Equity Interests, by reason of any Equity Interest dividend, split, reverse split, combination, restructuring, reclassification, merger, consolidation, or otherwise in such a manner as to reflect the intent and meaning of the provisions hereof.  Upon the occurrence of any of such events, amounts of Equity Interests and any other appropriate terms shall be appropriately adjusted, as determined in good faith by the Voteco Board of Directors, Holdco Board of Directors or New Propco Board of Directors, as applicable.  Notwithstanding the above, the publicly traded partnership restrictions on issuances and Transfers set forth in Section 3.2(j)(iv) will not apply upon a registration of the Equity Interests in connection with a registered public offering.

Section 7.15           Conflict with Organizational Documents.  The parties agree that, in the event any term or provision of any Organizational Documents of any of the Companies or any Blockerco conflict with this Agreement, this Agreement shall control and all parties shall take all action reasonably necessary to amend such Organizational Documents so that such Organizational Documents shall not conflict, including voting in favor of such amendments thereto as shall be reasonably necessary to conform such Organizational Documents to the provisions of this Agreement.

Section 7.16           Use of Name.  No Company shall use any DB Name or JPM Name without the prior written consent of a Majority of the DB Equityholders or Majority of the JPM Equityholders, as the case may be.

Section 7.17           Joinder.  Each party to this Agreement agrees to cause (a) each Person that becomes a Subsidiary of any Company, (b) each Person to which any Companies issue Equity Interests and (c) each Person to whom a Blockerco issues Equity Interests or Debt Interests or to whom Equity Interest or Debt Interest shall have been Transferred, in each case after the date hereof to the extent not then a party hereto, to execute a joinder agreement reasonably acceptable to the New Propco Board of Directors whereby such Person becomes a party to this Agreement and agrees to be bound by the obligations, rights and responsibilities set forth herein and, if such Person is to hold equity in Holdco or Voteco, the Holdco LLCA or Voteco LLCA, as the case may be, in each case as though such Person was originally a party to this Agreement.

Section 7.18           Equitable Remedies.  Each of the parties hereto acknowledges that the rights of each other party are special, unique or extraordinary character and that, in the event that a party violates or fails or refuses to perform any covenant or agreement made by it in this Agreement (or threatens to do so), then each other party may be without an adequate remedy at law.  Each party hereto agrees, therefore, that in the event it violates or fails or refuses to perform any covenant or agreement made by it under this Agreement (or threatens to do so), each other party may, in addition to any remedies hereunder for damages or other relief, institute and prosecute an action in accordance with Section 7.11 to enforce specific performance of such covenant or agreement or seek injunctive or any other equitable relief.

Section 7.19           Curative Loans.  If a Specified Event has occurred and would be remedied by the proceeds generated from a Permitted Raise or a Curative Loan, the Holdco Board of Directors shall have the option to cause Holdco to pursue either or both such alternatives.  Any Curative Loan must be approved by the Holdco Board of Directors and shall (a) be in an aggregate amount that is no more than the amount required to cure or prevent the Specified Event (the “Cure Amount”), (b) only be borrowed by Holdco to cure or prevent a Specified Event and (c) only be borrowed from one or more Founding Equityholders in accordance with the procedures set forth in this Section 7.19. If a Specified Event has occurred, one or more Founding Equityholders (each such Founding Equityholder, an “Initial Member Lender”) stands ready, willing and able to provide a Curative Loan for all or a portion of the Cure Amount and has certified to Holdco the amount of the Curative Amount such Initial Member Lender is willing to provide in the form of a Curative Loan, and Holdco determines to borrow a Curative Loan, then it shall provide notice to each of the other Founding Equityholders of the Specified Event, the amount of the Cure Amount, the Initial Member Lenders that have proposed to make the Curative Loan and the amount of the Curative Loan each such Person has proposed to provide to Holdco. Each other Founding Equityholder shall have five Business Days after the receipt of such notice to inform Holdco by written certification of the aggregate principal amount of Curative Loans, if any, such Founding Equityholder is willing and able to extend to Holdco with respect to such Specified Event (the amount so certified by each such Founding Equityholder and by each Initial Member Lender, which amount shall in no event exceed the Cure Amount, the “Certified Loan Amount”). Each Founding Equityholder that is willing to extend a Curative Loan is referred to as a “Willing Member Lender” and they are collectively with the Initial Member Lenders referred to as the “Willing Member Lenders.” In the event that there is more than one Willing Member Lender, then Holdco shall borrow a Curative Loan from each such Willing Member Lender in an amount equal to the product yielded by multiplying (i) the applicable Cure Amount by (ii) a fraction the numerator of which is the applicable Willing Member Lender’s Certified Loan Amount and the denominator of which is the sum of the Certified Loan Amounts of all Willing Member Lenders; provided, however, that if the aggregate Certified Loan Amounts exceed the Cure Amount, then each Willing Member Lender (each a “Shortfall Willing Member Lender”) whose Certified Loan Amount is equal to or less than its Pro Rata Cure Share shall provide Holdco with a Curative Loan in an aggregate principal amount equal to its Certified Loan Amount and each Willing Member Lender (each, an “Excess Willing Member Lender”) whose Certified Loan Amount is greater than its Pro Rata Cure Share shall provide Holdco with a Curative Loan in an aggregate principal amount equal to the sum of (1) its Pro Rata Cure Share and (2) its pro rata share (based on the proportion of the number of Units it owns to the number of Units owned by all of the Excess Willing Member Lenders) of the Cure Shortfall. For purposes of this Agreement, “Cure Shortfall” means the amount by which the sum of the Shortfall Willing Member Lenders’ Pro Rata Cure Shares exceeds the Certified Loan Amounts of the Shortfall Willing Member Lenders and “Pro Rata Cure Share” with respect to any Willing Member Lender means the Cure Amount multiplied by a fraction, the numerator of which is the number of Units owned by such Willing Member Lender and the denominator of which is the total number of Units owned by all of the Willing Member Lenders.

A separate and independent Cure Note shall be issued by Holdco to a Lending Equityholder concurrently with the extension to Holdco of each Curative Loan made by such Lending Equityholder. Each Cure Note issued by Holdco hereunder shall (i) be substantially in the form attached hereto as Exhibit C, unless otherwise consented to by a Majority of the Fertitta Equityholders and a Majority of the Bank Equityholders, (ii) accrue interest at a rate per annum equal to 18.00% and (iii) mature, and be required to be repaid in full, on the date that is 24 months following the date on which it is issued.

[Signature Pages Follow]

EQUITYHOLDERS AGREEMENT

IN WITNESS WHEREOF, the undersigned has caused this counterpart signature page to the Agreement to be duly executed as of the date first above written.

Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

Address for Notices:

82 Devonshire Street
Boston, MA 02019
Attn:       Nathan Van Duzer

Phone: 617-392-8129

Fax: 617-392-1605

Fidelity Summer Street Trust: Fidelity Capital & Income Fund

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

Address for Notices:

82 Devonshire Street
Boston, MA 02019
Attn:       Nathan Van Duzer

Phone: 617-392-8129

Fax: 617-392-1605

Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

Address for Notices:

82 Devonshire Street
Boston, MA 02019
Attn:       Nathan Van Duzer

Phone: 617-392-8129

Fax: 617-392-1605

Fidelity Puritan Trust: Fidelity Puritan Fund

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

Address for Notices:

82 Devonshire Street
Boston, MA 02019
Attn:       Nathan Van Duzer

Phone: 617-392-8129

Fax: 617-392-1605

Fidelity School Street Trust: Fidelity Strategic Income Fund

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

Address for Notices:

82 Devonshire Street
Boston, MA 02019
Attn:       Nathan Van Duzer

Phone: 617-392-8129

Fax: 617-392-1605

ADVSTRA SC Holdings, LLC

By: Fidelity Advisor Series II: Fidelity Advisor Strategic Income Fund

Its: Member

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

Address for Notices:

82 Devonshire Street
Boston, MA 02019
Attn:       Nathan Van Duzer

Phone: 617-392-8129

Fax: 617-392-1605

CAPINC SC Holdings, LLC

By: Fidelity Summer Street Trust: Fidelity Capital & Income Fund

Its: Member

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

Address for Notices:

82 Devonshire Street
Boston, MA 02019
Attn:       Nathan Van Duzer

Phone: 617-392-8129

Fax: 617-392-1605

PAIN SC Holdings, LLC

By: Fidelity Advisor Series I: Fidelity Advisor High Income Advantage Fund

Its: Member

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

Address for Notices:

82 Devonshire Street
Boston, MA 02019
Attn:       Nathan Van Duzer

Phone: 617-392-8129

Fax: 617-392-1605

PRTN SC Holdings, LLC

By: Fidelity Puritan Trust: Fidelity Puritan Fund

Its: Member

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

Address for Notices:

82 Devonshire Street
Boston, MA 02019
Attn:       Nathan Van Duzer

Phone: 617-392-8129

Fax: 617-392-1605

STRAINC SC Holdings, LLC

By: Fidelity School Street Trust: Fidelity Strategic Income Fund

Its: Member

By:	/s/ Jeffrey Christian
Name:	Jeffrey Christian
Title:	Deputy Treasurer

Address for Notices:

82 Devonshire Street
Boston, MA 02019
Attn:       Nathan Van Duzer

Phone: 617-392-8129

Fax: 617-392-1605

Oaktree SC Investments CTB, LLC

By: Oaktree SC Holdings CTB, LLC

Its: Member

By:	/s/ Stephen Kaplan
Name:	Stephen Kaplan
Title:	Director

By:	/s/ Akira Okubo
Name:	Akira Okubo
Title:	Director

Address for Notices:

333 Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attn: Akira Okubo

Phone: 213-830-6300

Fax: 213-830-6293

Oaktree SC Holdings CTB, LLC

By:	/s/ Stephen Kaplan
Name:	Stephen Kaplan
Title:	Director

By:	/s/ Akira Okubo
Name:	Akira Okubo
Title:	Director

Address for Notices:

333 Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attn: Akira Okubo

Phone: 213-830-6300

Fax: 213-830-6293

Oaktree SC Opps Holdings TP, LP

By: Oaktree SC Opps Holdings GP CTB, LLC

Its: General Partner

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Its:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Its:	Authorized Signatory

Address for Notices:

333 Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attn: Akira Okubo

Phone: 213-830-6300

Fax: 213-830-6293

Oaktree SC PF Holdings TP, LP

By: Oaktree SC PF Holdings GP CTB, LLC
Its: General Partner

By:	/s/ Stephen Kaplan
Name:	Stephen Kaplan
Its:	Authorized Signatory

By:	/s/ Akira Okubo
Name:	Akira Okubo
Its:	Authorized Signatory

Address for Notices:

333 Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attn: Akira Okubo
Phone: 213-830-6300
Fax: 213-830-6293

Oaktree SC Opps Holdings GP CTB, LLC

By:	/s/ Lisa Arakaki
Name:	Lisa Arakaki
Its:	Authorized Signatory

By:	/s/ Martin Boskovich
Name:	Martin Boskovich
Its:	Authorized Signatory

Address for Notices:

333 Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attn: Akira Okubo
Phone: 213-830-6300
Fax: 213-830-6293

Oaktree SC PF Holdings GP CTB, LLC

By:	/s/ Stephen Kaplan
Name:	Stephen Kaplan
Its:	Authorized Signatory

By:	/s/ Akira Okubo
Name:	Akira Okubo
Its:	Authorized Signatory

Address for Notices:

333 Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attn: Akira Okubo
Phone: 213-830-6300
Fax: 213-830-6293

OCM Opportunities Fund VIIB Delaware, L.P.

By: Oaktree Fund GP, LLC
Its: General Partner

By: Oaktree Fund GP I, L.P.
Its: Managing Member

	By:	/s/ Lisa Arakaki
	Name:	Lisa Arakaki
	Its:	Authorized Signatory

	By:	/s/ Martin Boskovich
	Name:	Martin Boskovich
	Its:	Authorized Signatory

Address for Notices:

333 Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attn: Akira Okubo
Phone: 213-830-6300
Fax: 213-830-6293

OCM Principal Opportunities Fund IV Delaware, L.P.

By: OCM Principal Opportunities Fund IV Delaware GP, Inc.
Its: General Partner

By:	/s/ Stephen Kaplan
Name:	Stephen Kaplan
Its:	Authorized Signatory

By:	/s/ Akira Okubo
Name:	Akira Okubo
Its:	Authorized Signatory

Address for Notices:

333 Grand Avenue, 28th Floor
Los Angeles, CA 90071
Attn: Akira Okubo
Phone: 213-830-6300
Fax: 213-830-6293

SERENGETI SC BLOCKERCO LLC

By: Serengeti Partners LP
Its: Member

By: Serengeti Associates LP
Its: General Partner

By:	/s/ Marc Baum
Name:	Marc Baum
Its:	Director

Address for Notices:

c/o Serengeti Asset Management
632 Broadway, 12th Floor
New York, NY 10012
Attn: Operations/Legal
Phone: 212-672-2280
Fax: 212-672-2281

SERENGETI PARTNERS LP

By: Serengeti Partners LP
Its: General Partner

By:	/s/ Marc Baum
Name:	Marc Baum
Its:	Director

Address for Notices:

c/o Serengeti Asset Management
632 Broadway, 12th Floor

New York, NY 10012
Attn: Operations/Legal
Phone: 212-672-2280
Fax: 212-672-2281

SERENGETI STATION HOLDCO LTD

By:	/s/ Marc Baum
Name:	Marc Baum
Its:	Director

Address for Notices:

c/o Serengeti Asset Management
632 Broadway, 12th Floor
New York, NY 10012
Attn: Operations/Legal
Phone: 212-672-2280
Fax: 212-672-2281

FI Station Investor LLC

By:	/s/ Marc J. Falcone
Name:	Marc J. Falcone
Title:	Executive Vice President

Address for Notices:

1505 S. Pavilion Center Dr.
Las Vegas, NV 89135
Attn: Richard J. Haskins
Phone: 702-495-4256
Fax: 702-495-3310

GERMAN AMERICAN CAPITAL CORPORATION

By:	/s/ Robert W. Pettinato
Name:	Robert W. Pettinato
Title:	Managing Director

By:	/s/ John K. Beacham
Name:	John K. Beacham
Title:	Director

Address for Notices:

German American Capital Corporation
60 Wall Street, 10th Floor
New York, NY 10005
Facsimile: 212-797-4489
	Attn:	Robert W. Pettinato, Jr.
John K. Beacham
General Counsel

With a copy (which shall not constitute notice) to:

Sidley Austin LLP
One South Dearborn Street
Chicago, IL 60603
Facsimile: 312-853-7036
Attn: Charles E. Schrank

JPMORGAN CHASE BANK, N.A.

By:	/s/ Scott Dauer
Name:	Scott Dauer
Title:	Executive Director

Address for Notices:
JPMorgan Chase Bank, N.A.
383 Madison Avenue, 31st Floor
New York, NY 10179
Facsimile: 917-463-0946
Attention: Joseph Geogham
Scott Dauer

With a copy (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft
700 Sixth Street, N.W.
Washington, D.C. 20001
Facsimile: 202-862-2400
Attention: Peter M. Dodson

Frank J. Fertitta, III

By:	/s/ Frank J. Fertitta, III
Name:	Frank J. Fertitta

Address for Notices:

1505 S. Pavilion Center Dr.
Las Vegas, NV 89135
Attn: Richard J. Haskins
Phone: 702-495-4256
Fax: 702-495-3310

Fertitta Station Voteco Member LLC

By:	/s/ Frank J. Fertitta, III
Name:	Frank J. Fertitta, III
Title:	Member

Address for Notices:

1505 S. Pavilion Center Dr.
Las Vegas, NV 89135
Attn: Richard J. Haskins
Phone: 702-495-4256
Fax: 702-495-3310

Lorenzo J. Fertitta

By:	/s/ Lorenzo J. Fertitta
Name:	Lorenzo J. Fertitta

Address for Notices:

1505 S. Pavilion Center Dr.
Las Vegas, NV 89135
Attn: Richard J. Haskins
Phone: 702-495-4256
Fax: 702-495-3310

SC Butte Development, LLC

SC Butte Management, LLC

SC Madera Development, LLC

SC Madera Management, LLC

SC Michigan, LLC

SC Sonoma Development, LLC

SC Sonoma Management, LLC

By:	/s/ Frank J. Fertitta, III
Name:	Frank J. Fertitta, III
Title:	President

Address for Notices:

1505 S. Pavilion Center Dr.
Las Vegas, NV 89135
Attn: Richard J. Haskins
Phone: 702-495-4256
Fax: 702-495-3310

CV PropCo, LLC	NP Mt. Rose LLC
GVR Holdco 1 LLC	NP Northern NV Acquisitions LLC
GVR Holdco 2 LLC	NP Opco LLC
GVR Holdco 3 LLC	NP Opco Holdings LLC
NP Auburn Development LLC	NP Palace LLC
NP Boulder LLC	NP Past Enterprises LLC
NP Centerline Holdings LLC	NP Rancho LLC
NP Development LLC	NP Red Rock LLC
NP Durango LLC	NP Reno Convention Center LLC
NP FH Excess LLC	NP River Central LLC
NP Fiesta LLC	NP ROTMA LLC
NP Fresno Land Acquisitions LLC	NP Santa Fe LLC
NP Gold Rush LLC	NP Sonoma Land Holdings LLC
NP Green Valley LLC	NP Steamboat LLC
NP Hanger Leaseco LLC	NP Sunset LLC
NP Horizon Park LLC	NP Sunset Lindell LLC
NP Inspirada LLC	NP Texas LLC
NP IP Holdings LLC	NP Town Center LLC
NP Lake Mead LLC	NP Tropicana LLC
NP Landco Holdco LLC	Sonoma Land Acquisition Company, LLC
NP LML LLC	Station Development LLC
NP Losee Elkhorn Holdings LLC	Station GVR Acquisition, LLC
NP Magic Star LLC

By:	/s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	Senior Vice President

Address for Notices:

1505 S. Pavilion Center Dr.
Las Vegas, NV 89135
Attn: Richard J. Haskins
Phone: 702-495-4256
Fax: 702-495-3310

PB Investor I LLC

By: Station Holdco LLC, its manager

By:	/s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	Executive Vice President

Address for Notices:

1505 S. Pavilion Center Dr.
Las Vegas, NV 89135
Attn: Richard J. Haskins
Phone: 702-495-4256
Fax: 702-495-3310

PB Investor II LLC

By: Station Holdco LLC, its manager

By:	/s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	Executive Vice President

Address for Notices:

1505 S. Pavilion Center Dr.
Las Vegas, NV 89135
Attn: Richard J. Haskins
Phone: 702-495-4256
Fax: 702-495-3310

Station Voteco LLC
Station Holdco LLC
Station Casinos LLC

By: Station Holdco LLC, its manager

By:	/s/ Thomas M. Friel
Name:	Thomas M. Friel
Title:	Executive Vice President

Address for Notices:

1505 S. Pavilion Center Dr.

Las Vegas, NV 89135
Attn: Richard J. Haskins
Phone: 702-495-4256
Fax: 702-495-3310

Robert A. Cashell, Jr.

By:	/s/ Robert A. Cashell, Jr.
Name:	Robert A. Cashell, Jr
Title:	Voteco Equityholder

Address for Notices:

500 Damonte Ranch Parkway #980
Reno, NV 89521
Facsimile: 775-336-5555
Email: rob@ceil.com

With a copy (which shall not constitute notice) to:

Lionel Sawyer & Collins
1100 Bank of America Plaza
50 W. Liberty Street
Reno, NV 89501
Facsimile: 775-788-8682
Attn: Dan R. Reaser
Email: dreaser@lionelsawyer.com

Stephen J. Greathouse

By:	/s/ Stephen J. Greathouse
Name:	Stephen J. Greathouse
Title:	Voteco Equityholder

Address for Notices:

1601 Enclave Court
Las Vegas, NV 89134
Email: sggreat1@gmail.com

The Canyon Value Realization Master Fund, L.P.

By:	/s/ Jonathan Kaplan
Name:	Jonathan Kaplan
Title:	Authorized Signatory; The Fund’s Investment Advisor

Address for Notices:

2000 Avenue of the Stars, 11th Floor
Las Angeles, CA 90067
Attn: Corporate Actions
Phone: 310-272-1000
Fax: 310-272-1375

CA Master Recovery Fund, LLC

By:	/s/ Ashley R. Schexnaildre
Name:	Ashley R. Schexnaildre
Title:	Portfolio Manager

Address for Notices:

315 Third Street
Baton Rouge, LA 70801
Attn: Ashley Schexnaildre
Phone: 225-343-9342
Fax: 225-343-1645

Jet Capital Concentrated Fund, LP

By:	/s/ Alan Cooper
Name:	Alan Cooper
Title:	GP

Address for Notices:

667 Madison Ave 9th Floor
New York, NY 10065
Attn: Gabb Oliveri / Matt Barnett
Phone: 212-372-2500
Fax: 212-372-2525